================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-04847

                                  ECLIPSE FUNDS
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E. H. Morrison, Esq.
                              169 Lackawanna Avenue
                          Parsippany, New Jersey 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

================================================================================

ITEM 1. REPORTS TO STOCKHOLDERS

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MID CAP CORE FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MID CAP CORE FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       18
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              24
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            31
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT                       32
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             35
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        35
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       35
---------------------------------------------

TRUSTEES AND OFFICERS                      36

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (42.42%)  (2.03%)   2.26%
Excluding sales charges    (39.07)   (0.91)    2.84




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY MID
                             CAP CORE
                            FUND CLASS     RUSSELL MIDCAP(R)    RUSSELL MIDCAP
                                 A            VALUE INDEX            INDEX
                           ------------    -----------------    --------------
10/31/98                        9450             10000               10000
                                9446             10570                9791
                               10380             11822               12115
                               10111             11660                9932
                               10049             11313                9135
                               13089             15100               12412
                               14747             18081               14285
                               16899             21607               16869
                               19078             26040               19806
                               20521             28573               22823
10/31/08                       12503             17479               16197






CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (42.39%)  (2.01%)   2.27%
Excluding sales charges    (39.03)   (0.90)    2.85




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                         MAINSTAY MID
                           CAP CORE
                          FUND CLASS     RUSSELL MIDCAP(R)    RUSSELL MIDCAP
                               A            VALUE INDEX            INDEX
                         ------------    -----------------    --------------
10/31/98                     23625             25000               25000
                             23614             26425               24478
                             25951             29556               30286
                             25278             29149               24829
                             25123             28283               22837
                             32723             37751               31031
                             36868             45203               35712
                             42248             54018               42172
                             47695             65099               49514
                             51302             71432               57058
10/31/08                     31277             43697               40494






CLASS B SHARES(3)--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (42.17%)  (1.96%)   2.05%
Excluding sales charges    (39.54)   (1.65)    2.05




                                                            (With sales charges)
(PERFORMANCE GRAPH)

              MAINSTAY MID
                CAP CORE
               FUND CLASS     RUSSELL MIDCAP(R)    RUSSELL MIDCAP
                    B            VALUE INDEX            INDEX
              ------------    -----------------    --------------
10/31/98          10000             10000               10000
                   9904             10570                9791
                  10795             11822               12115
                  10436             11660                9932
                  10296             11313                9135
                  13309             15100               12412
                  14875             18081               14285
                  16929             21607               16869
                  18975             26040               19806
                  20257             28573               22823
10/31/08          12246             17479               16197





1. Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50% and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(4)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (40.04%)  (1.66%)   2.05%
Excluding sales charges    (39.52)   (1.66)    2.05




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                           MAINSTAY MID
                             CAP CORE
                            FUND CLASS     RUSSELL MIDCAP(R)    RUSSELL MIDCAP
                                 C            VALUE INDEX            INDEX
                           ------------    -----------------    --------------
10/31/98                       10000             10000               10000
                                9899             10570                9791
                               10789             11822               12115
                               10437             11660                9932
                               10290             11313                9135
                               13324             15100               12412
                               14885             18081               14285
                               16933             21607               16869
                               18980             26040               19806
                               20256             28573               22823
10/31/08                       12251             17479               16197






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      ONE      FIVE     TEN
TOTAL RETURNS      YEAR     YEARS    YEARS
------------------------------------------
                  (38.86%)  (0.58%)   3.13%




(PERFORMANCE GRAPH)

                     MAINSTAY MID
                       CAP CORE      RUSSELL MIDCAP(R)    RUSSELL MIDCAP
                         FUND           VALUE INDEX            INDEX
                     ------------    -----------------    --------------
10/31/98                 10000             10000               10000
                         10016             10570                9791
                         11035             11822               12115
                         10775             11660                9932
                         10734             11313                9135
                         14018             15100               12412
                         15836             18081               14285
                         18229             21607               16869
                         20643             26040               19806
                         22267             28573               22823
10/31/08                 13615             17479               16197






CLASS R3 SHARES(5)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      ONE      FIVE     TEN
TOTAL RETURNS      YEAR     YEARS    YEARS
------------------------------------------
                  (39.20%)  (1.17%)   2.52%




(PERFORMANCE GRAPH)

              MAINSTAY MID
                CAP CORE
               FUND CLASS     RUSSELL MIDCAP(R)    RUSSELL MIDCAP
                   R3            VALUE INDEX            INDEX
              ------------    -----------------    --------------
10/31/98          10000             10000               10000
                   9956             10570                9791
                  10904             11822               12115
                  10583             11660                9932
                  10480             11313                9135
                  13603             15100               12412
                  15276             18081               14285
                  17479             21607               16869
                  19672             26040               19806
                  21097             28573               22823
10/31/08          12826             17479               16197





   management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A and B shares, first offered on January 1, 2004, include the historical performance of Class I shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A and B shares might have been lower.
4. Performance figures for Class C shares, first offered on January 1, 2004, include the historical performance of the L Class shares (which were redesignated as Class C shares on January 1, 2004) from December 30, 2002, through December 31, 2003, and the historical performance of the Class I shares through December 29, 2002, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class C shares might have been lower.

THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Mid Cap Core Fund

 BENCHMARK PERFORMANCE                    ONE      FIVE     TEN
                                         YEAR     YEARS    YEARS
----------------------------------------------------------------------

Russell Midcap(R) Value Index(6)        (38.83%)   2.97%    5.74%
Russell Midcap(R) Index(7)              (40.67)    1.76     4.94
Average Lipper mid-cap value fund(8)    (39.25)    1.33     6.06



5. Performance figures for Class R3 shares, first offered to the public on April 28, 2006, include the performance of Class I shares through April 27, 2006, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
6. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values.
7. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 30% of the total market capitalization of the Russell 1000(R) Index. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results for all indices assume reinvestment of all income and capital gains. The Russell Midcap(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
8. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP CORE FUND
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $669.00         $6.08          $1,017.80         $ 7.35
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $669.40         $5.67          $1,018.30         $ 6.85
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $666.50         $9.22          $1,014.10         $11.14
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $666.70         $9.22          $1,014.10         $11.14
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $670.30         $4.37          $1,019.90         $ 5.28
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00        $668.40         $6.88          $1,016.90         $ 8.31
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.45% for Investor Class, 1.35% for Class A, 2.20% for Class B and Class C, 1.04% for Class I and 1.64% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.



8    MainStay Mid Cap Core Fund

 INDUSTRY COMPOSITION AS OF OCTOBER 31, 2008



Insurance                                8.6%
Oil, Gas & Consumable Fuels              6.3
Specialty Retail                         5.9
Semiconductors & Semiconductor
  Equipment                              5.6
IT Services                              4.5
Energy Equipment & Services              4.1
Health Care Providers & Services         3.8
Machinery                                3.8
Household Durables                       3.7
Real Estate Investment Trusts            3.1
Chemicals                                3.0
Pharmaceuticals                          2.8
Software                                 2.8
Capital Markets                          2.6
Media                                    2.4
Multi-Utilities                          2.4
Computers & Peripherals                  2.2
Multiline Retail                         2.0
Electronic Equipment & Instruments       1.7
Health Care Equipment & Supplies         1.5
Textiles, Apparel & Luxury Goods         1.5
Road & Rail                              1.4
Electric Utilities                       1.3
Food & Staples Retailing                 1.1
Independent Power Producers & Energy
  Traders                                1.1
Leisure Equipment & Products             1.1
Professional Services                    1.1
Commercial Services & Supplies           1.0
Construction & Engineering               1.0
Airlines                                 0.9
Hotels, Restaurants & Leisure            0.9
Life Sciences Tools & Services           0.9
Wireless Telecommunication Services      0.9
Food Products                            0.8
Internet Software & Services             0.8
Household Products                       0.7
Commercial Banks                         0.6
Communications Equipment                 0.6
Diversified Consumer Services            0.6
Electrical Equipment                     0.6
Paper & Forest Products                  0.6
Beverages                                0.5
Building Products                        0.5
Metals & Mining                          0.5
Personal Products                        0.5
Tobacco                                  0.5
Aerospace & Defense                      0.4
Biotechnology                            0.4
Consumer Finance                         0.4
Containers & Packaging                   0.4
Auto Components                          0.3
Diversified Telecommunication
  Services                               0.2
Gas Utilities                            0.2
Internet & Catalog Retail                0.2
Diversified Financial Services           0.1
Health Care Technology                   0.1
Industrial Conglomerates                 0.1
Marine                                   0.1
Trading Companies & Distributors         0.1
Real Estate Management & Development     0.0++
Thrifts & Mortgage Finance               0.0++
Exchange Traded Fund                     2.2
Short-Term Investment                    0.1
Liabilities in Excess of Cash and
  Other Assets                          (0.1)
                                       -----
                                       100.0%
                                       =====



++ Less than one-tenth of a percent.

See Portfolio of Investment on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



 1.  S&P MidCap 400 Index--MidCap SPDR Trust
     Series 1
 2.  PG&E Corp.
 3.  Sherwin-Williams Co. (The)
 4.  Edison International
 5.  Southwest Airlines Co.
 6.  Applied Biosystems, Inc.
 7.  W.R. Berkley Corp.
 8.  Axis Capital Holdings, Ltd.
 9.  Forest Laboratories, Inc.
10.  Ross Stores, Inc.






                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS HARVEY FRAM, CFA, AND MIGENE KIM, CFA,
OF
NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY MID CAP CORE FUND (FORMERLY MAINSTAY MID CAP OPPORTUNITY FUND) PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Mid Cap Core Fund returned -39.07% for Investor Class shares,(1) -39.03% for Class A shares, -39.54% for Class B shares and -39.52% for Class C shares for the 12 months ended October 31, 2008. Over the same period, Class I shares returned -38.86% and Class R3 shares returned -39.20%. Investor Class shares, Class A shares, Class I shares and Class R3 shares outperformed and Class B shares and Class C shares underperformed the -39.25% return of the average Lipper(2) mid-cap value fund and underperformed the -38.83% return of the Russell Midcap(R) Value Index(3) for the 12 months ended October 31, 2008. Over the same period, all share classes outperformed the -40.67% return of the Russell Midcap(R) Index.(4) The Russell Midcap(R) Value Index was the Fund's broad-based securities-market index until September 28, 2008. Thereafter, the Fund adopted the Russell Midcap(R) Index as its broad-based securities-market index, because we believe that this index more accurately reflects the Fund's investment style. See pages 5 and 6 for Fund returns with sales charges.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S INVESTMENT APPROACH OR PORTFOLIO MANAGEMENT DURING THE REPORTING PERIOD?

On September 29, 2008, the Fund changed its name from MainStay Mid Cap Opportunity Fund to MainStay Mid Cap Core Fund. At that time, the Fund's principal investment strategy, investment process and principal risks were adjusted as described in the Supplement dated September 29, 2008, to the MainStay Equity Funds Prospectus dated February 28, 2008. The Supplement contained additional information about the Fees and Expenses of the Fund, portfolio manager changes and other matters.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

In a 12-month reporting period that was the most volatile in recent memory, the Fund kept its sector, industry and individual stock exposures fairly close to those of the Russell Midcap(R) Value Index. The Fund slightly outperformed the Russell Midcap(R) Index because of good stock selection within sectors.

WHICH SECTORS HAD THE STRONGEST POSITIVE IMPACT ON THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS WERE THE WEAKEST?

Relative to the Russell Midcap(R) Value Index, the strongest contributors to the Fund's performance were the consumer discretionary and information technology sectors. Both sectors underperformed the benchmark, but the Fund was able to avoid the worst-performing stocks in these sectors. In addition, good stock selection in the health care sector aided the Fund's relative results.

The worst-contributing sectors relative to the Russell Midcap(R) Value Index were utilities, industrials and energy. Our proprietary investment model, and hence the Fund, was not expecting as severe a market environment as we have seen during the reporting period. As a result, the Fund held an underweight position in the recession-resistant utilities sector. Within industrials, the Fund's overweight position in airlines was a negative contributor because of higher crude oil prices and recession concerns.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. The Fund's use of securities lending presents the risk of default by the borrower, which may also result in a loss to the Fund. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 7 for more information on Lipper Inc.
3. See footnote on page 7 for more information on the Russell Midcap(R) Value Index.
4. See footnote on page 7 for more information on the Russell Midcap(R) Index.


10    MainStay Mid Cap Core Fund

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE FUND'S BEST ABSOLUTE PERFORMERS AND WHICH STOCKS WERE THE WEAKEST?

The Fund's strongest-absolute performers during the reporting period were Chesapeake Energy, Cliffs Natural Resources and CSX. Chesapeake Energy and Cliffs Natural Resources benefited from rising commodity prices in the first half of the reporting period. CSX benefited from rising demand for coal.

The Fund's weakest-absolute performers were Genworth Financial, XL Capital and Hospitality Properties. Genworth Financial and XL Capital are insurance companies whose earnings have been adversely affected by investment losses tied to the mortgage crisis. Hospitality Properties has been negatively affected by the slowdown in hotel occupancy.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund looks for stocks with attractive relative valuations, strong operating results and positive price trends. Among the stocks that fit the Fund's purchase criteria during the reporting period were PG&E and Southwest Airlines. Earnings at both companies held up well despite the difficult economic environment.

We've sold stocks that have been adversely affected by the continued turmoil in the economy. Since auto-related stocks have been particularly hard hit, we sold Ford Motor and BorgWarner.

WERE THERE ANY NOTABLE CHANGES IN THE FUND'S WEIGHTINGS DURING THE REPORTING PERIOD?

Weighting changes in the Fund result from a combination of security performance and the Fund's proprietary quantitative security-selection process. During the reporting period, the Fund's weightings increased in the information technology and health care sectors. In both cases, part of the change reflected higher sector weightings in the Fund's new benchmark, the Russell Midcap(R) Index, compared to the Fund's former benchmark, the Russell Midcap(R) Value Index. In addition, information technology stocks are trading at what we believe to be extremely low valuations, indicating that the market is anticipating a much more severe recession than our model expects.

During the reporting period, the Fund's weightings decreased in financials and utilities. Once again, the change partly reflected the lower sector weightings in the Fund's new primary benchmark.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2008, the Fund was underweight relative to its new benchmark, the Russell Midcap(R) Index, in financials and utilities. Many financial companies continued to be affected by fallout from the mortgage crisis. Although utilities have traditionally performed relatively well during difficult economic periods, we believe that many utility stocks have become relatively expensive.

On the same date, the Fund's largest-overweight positions relative to the Russell Midcap(R) Index were information technology and consumer discretionary. As mentioned earlier, information technology stocks traded at extremely low valuations and recently performed moderately well relative to the market. Likewise, consumer discretionary stocks traded at levels that, in our opinion, reflected the expectation of a much worse recession than our model has anticipated.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2008




                                    SHARES           VALUE
COMMON STOCKS 97.8%+
----------------------------------------------------------

AEROSPACE & DEFENSE 0.4%
Goodrich Corp.                       1,108   $      40,509
L-3 Communications Holdings,
  Inc.                               1,119          90,829
Precision Castparts Corp.            1,810         117,306
                                             -------------
                                                   248,644
                                             -------------

AIRLINES 0.9%
V  Southwest Airlines Co.           45,670         537,993
                                             -------------

AUTO COMPONENTS 0.3%
Autoliv, Inc.                        2,694          57,544
BorgWarner, Inc.                     3,827          85,993
TRW Automotive Holdings Corp.
  (a)                                3,642          23,017
                                             -------------
                                                   166,554
                                             -------------

BEVERAGES 0.5%
Constellation Brands, Inc.
  Class A (a)                        3,233          40,542
Dr. Pepper Snapple Group, Inc.
  (a)                                3,399          77,837
Pepsi Bottling Group, Inc.
  (The)                              6,848         158,326
                                             -------------
                                                   276,705
                                             -------------

BIOTECHNOLOGY 0.4%
Cephalon, Inc. (a)                   3,106         222,762
ImClone Systems, Inc. (a)              308          21,178
                                             -------------
                                                   243,940
                                             -------------

BUILDING PRODUCTS 0.5%
Armstrong World Industries,
  Inc.                               2,814          55,239
Lennox International, Inc.           6,483         193,323
Owens Corning, Inc. (a)              5,075          79,830
                                             -------------
                                                   328,392
                                             -------------

CAPITAL MARKETS 2.6%
Ameriprise Financial, Inc.          13,746         296,913
Eaton Vance Corp.                    1,664          36,608
Federated Investors, Inc.
  Class B                            4,038          97,720
GLG Partners, Inc.                     870           2,784
Invesco, Ltd.                       27,467         409,533
Investment Technology Group,
  Inc. (a)                             837          17,083
Northern Trust Corp.                 2,236         125,909
Raymond James Financial, Inc.        8,314         193,633
TD Ameritrade Holding Corp.
  (a)                               28,847         383,377
                                             -------------
                                                 1,563,560
                                             -------------

CHEMICALS 3.0%
Airgas, Inc.                         9,729         373,204
Ashland, Inc.                        8,753         197,730
Celanese Corp. Class A               2,066          28,635
CF Industries Holdings, Inc.         5,005         321,271
Eastman Chemical Co.                 2,835         114,506
FMC Corp.                            4,082         177,730
Rohm & Haas Co.                      3,983         280,204
RPM, Inc.                               88           1,250
Terra Industries, Inc.              11,902         261,725
Valspar Corp.                        1,792          36,646
                                             -------------
                                                 1,792,901
                                             -------------

COMMERCIAL BANKS 0.6%
Bancorpsouth, Inc.                   1,529          37,109
Bank of Hawaii Corp.                 1,312          66,532
Cullen/Frost Bankers, Inc.             942          52,724
First Citizens BancShares,
  Inc. Class A                         295          45,111
Fulton Financial Corp.              13,841         145,330
                                             -------------
                                                   346,806
                                             -------------

COMMERCIAL SERVICES & SUPPLIES 1.0%
Allied Waste Industries, Inc.
  (a)                               26,394         275,026
Brink's Co. (The)                    1,470          71,280
R.R. Donnelley & Sons Co.           13,840         229,329
Republic Services, Inc.                462          10,949
                                             -------------
                                                   586,584
                                             -------------

COMMUNICATIONS EQUIPMENT 0.6%
Brocade Communications
  Systems, Inc. (a)                 25,041          94,405
Ciena Corp. (a)                        691           6,640
F5 Networks, Inc. (a)                5,442         135,070
Tellabs, Inc. (a)                   23,233          98,508
                                             -------------
                                                   334,623
                                             -------------

COMPUTERS & PERIPHERALS 2.2%
Diebold, Inc.                        2,354          69,961
Lexmark International, Inc.
  Class A (a)                       11,184         288,883
NetApp, Inc. (a)                    28,196         381,492
QLogic Corp. (a)                     7,089          85,210
Seagate Technology                  15,628         105,801
Western Digital Corp. (a)           22,275         367,537
                                             -------------
                                                 1,298,884
                                             -------------

CONSTRUCTION & ENGINEERING 1.0%
Fluor Corp.                         10,491         418,906
Foster Wheeler, Ltd. (a)             1,757          48,142
KBR, Inc.                            2,776          41,196
Shaw Group, Inc. (The) (a)           5,431          97,160
                                             -------------
                                                   605,404
                                             -------------

CONSUMER FINANCE 0.4%
Discover Financial Services         20,039         245,478
                                             -------------


 +  Percentages indicated are based on Fund net assets.

V Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investment. May be subject to change daily.


12    MainStay Mid Cap Core Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
CONTAINERS & PACKAGING 0.4%
Pactiv Corp. (a)                     2,327   $      54,824
Sonoco Products Co.                  6,608         166,390
                                             -------------
                                                   221,214
                                             -------------

DIVERSIFIED CONSUMER SERVICES 0.6%
Apollo Group, Inc. Class A (a)       1,814         126,091
Career Education Corp. (a)           5,956          94,165
DeVry, Inc.                            759          43,028
H&R Block, Inc.                      2,167          42,733
ITT Educational Services, Inc.
  (a)                                  342          29,976
                                             -------------
                                                   335,993
                                             -------------

DIVERSIFIED FINANCIAL SERVICES 0.1%
Moody's Corp.                        2,567          65,715
                                             -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 0.2%
CenturyTel, Inc.                     2,486          62,423
Frontier Communications Corp.        5,747          43,735
                                             -------------
                                                   106,158
                                             -------------

ELECTRIC UTILITIES 1.3%
V  Edison International             15,148         539,117
Pinnacle West Capital Corp.            770          24,371
Progress Energy, Inc.                5,035         198,228
                                             -------------
                                                   761,716
                                             -------------

ELECTRICAL EQUIPMENT 0.6%
Cooper Industries, Ltd. Class
  A                                  7,959         246,331
Hubbel, Inc. Class B                 3,803         136,414
                                             -------------
                                                   382,745
                                             -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 1.7%
Agilent Technologies, Inc. (a)      14,813         328,701
Amphenol Corp. Class A               3,411          97,725
Arrow Electronics, Inc. (a)          6,503         113,477
AVX Corp.                              962           8,677
Ingram Micro, Inc. Class A (a)       2,976          39,670
Jabil Circuit, Inc.                 28,849         242,620
Molex, Inc.                          2,362          34,037
National Instruments Corp.           2,066          52,476
Vishay Intertechnology, Inc.
  (a)                               19,116          82,390
                                             -------------
                                                   999,773
                                             -------------

ENERGY EQUIPMENT & SERVICES 4.1%
BJ Services Co.                      2,948          37,882
Dresser-Rand Group, Inc. (a)         2,733          61,219
ENSCO International, Inc.            6,944         263,941
FMC Technologies, Inc. (a)           2,571          89,959
Helmerich & Payne, Inc.              8,124         278,735
Key Energy Services, Inc. (a)        6,745          41,819
Nabors Industries, Ltd. (a)          7,858         112,998
Noble Corp.                         13,952         449,394
Oil States International, Inc.
  (a)                                3,557          82,273
Patterson-UTI Energy, Inc.          20,009         265,519
Pride International, Inc. (a)        2,011          37,787
SEACOR Holdings, Inc. (a)            1,156          77,649
Superior Energy Services, Inc.
  (a)                                4,377          93,318
Tetra Technologies, Inc. (a)         2,719          18,924
Tidewater, Inc.                      6,349         276,880
Unit Corp.(a)                        6,567         246,525
                                             -------------
                                                 2,434,822
                                             -------------

FOOD & STAPLES RETAILING 1.1%
BJ's Wholesale Club, Inc. (a)        7,256         255,411
Safeway, Inc.                       19,902         423,316
                                             -------------
                                                   678,727
                                             -------------

FOOD PRODUCTS 0.8%
Campbell Soup Co.                    1,682          63,832
Corn Products International,
  Inc.                              10,365         252,077
H.J. Heinz Co.                       1,344          58,894
Hershey Co. (The)                    1,514          56,381
J.M. Smucker Co. (The)                 709          31,593
Tyson Foods, Inc. Class A              203           1,774
                                             -------------
                                                   464,551
                                             -------------

GAS UTILITIES 0.2%
National Fuel Gas Co.                1,305          47,228
UGI Corp.                            3,404          81,253
                                             -------------
                                                   128,481
                                             -------------

HEALTH CARE EQUIPMENT & SUPPLIES 1.5%
Edwards Lifesciences Corp. (a)       6,451         340,871
Hill-Rom Holdings, Inc.              6,461         147,052
Kinetic Concepts, Inc. (a)           2,006          48,565
Teleflex, Inc.                       2,631         139,417
Varian Medical Systems, Inc.
  (a)                                4,510         205,250
                                             -------------
                                                   881,155
                                             -------------

HEALTH CARE PROVIDERS & SERVICES 3.8%
CIGNA Corp.                         10,893         177,556
DaVita, Inc. (a)                     3,084         175,017
Laboratory Corp. of America
  Holdings (a)                       6,812         418,870
LifePoint Hospitals, Inc. (a)        4,578         109,735
Lincare Holdings, Inc. (a)           8,827         232,591
Omnicare, Inc.                      14,651         403,928
Quest Diagnostics, Inc.              6,654         311,407
Tenet Healthcare Corp. (a)          17,164          75,178
Universal Health Services,
  Inc. Class B                       6,555         275,572
WellCare Health Plans, Inc.
  (a)                                3,793          91,677
                                             -------------
                                                 2,271,531
                                             -------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE TECHNOLOGY 0.1%
Cerner Corp. (a)                     1,207   $      44,937
                                             -------------

HOTELS, RESTAURANTS & LEISURE 0.9%
Brinker International, Inc.            683           6,352
Darden Restaurants, Inc.            12,869         285,306
International Speedway Corp.
  Class A                              584          18,332
Interval Leisure Group, Inc.
  (a)                                4,861          35,291
Panera Bread Co. Class A (a)         3,682         166,132
Scientific Games Corp. (a)           2,356          42,408
Yum! Brands, Inc.                       46           1,334
                                             -------------
                                                   555,155
                                             -------------

HOUSEHOLD DURABLES 3.7%
Centex Corp.                         1,578          19,331
D.R. Horton, Inc.                   25,402         187,467
Fortune Brands, Inc.                   614          23,418
Harman International
  Industries, Inc.                   1,106          20,317
Jarden Corp. (a)                     1,217          21,663
KB Home                              4,040          67,428
Leggett & Platt, Inc.               16,226         281,683
Lennar Corp. Class A                12,721          98,461
M.D.C. Holdings, Inc.                4,321         145,315
NVR, Inc. (a)                          573         280,890
Pulte Homes, Inc.                   29,332         326,759
Snap-on, Inc.                        4,137         152,862
Stanley Works (The)                  5,506         180,266
Toll Brothers, Inc. (a)             17,903         413,917
                                             -------------
                                                 2,219,777
                                             -------------

HOUSEHOLD PRODUCTS 0.7%
Church & Dwight Co., Inc.            5,704         337,049
Clorox Co. (The)                     1,063          64,641
                                             -------------
                                                   401,690
                                             -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 1.1%
AES Corp. (The) (a)                  5,668          45,174
Calpine Corp.(a)                     9,363         109,547
Constellation Energy Group,
  Inc.                                 911          22,055
Mirant Corp.(a)                      7,800         136,656
NRG Energy, Inc. (a)                14,107         327,988
Reliant Energy, Inc. (a)             9,116          47,859
                                             -------------
                                                   689,279
                                             -------------

INDUSTRIAL CONGLOMERATES 0.1%
McDermott International, Inc.
  (a)                                4,213          72,169
                                             -------------

INSURANCE 8.6%
Alleghany Corp. (a)                     20           5,640
Allied World Assurance
  Holdings, Ltd.                     6,789         217,723
American Financial Group,
  Inc.                              10,934         248,530
Aon Corp.                            7,601         321,522
Arch Capital Group, Ltd. (a)         6,498         453,236
Arthur J. Gallagher & Co.            2,893          70,473
Assurant, Inc.                         150           3,822
V  Axis Capital Holdings,
  Ltd.                              17,172         489,059
Brown & Brown, Inc.                  6,049         124,125
Cincinnati Financial Corp.           6,815         177,122
CNA Financial Corp.                  3,841          59,766
Conseco, Inc. (a)                   13,575          25,250
Endurance Specialty Holdings,
  Ltd.                               6,198         187,428
Everest Re Group, Ltd.               1,089          81,348
Genworth Financial, Inc. Class
  A                                 15,686          75,920
HCC Insurance Holdings, Inc.        10,307         227,372
Marsh & McLennan Cos., Inc.            223           6,538
Nationwide Financial Services,
  Inc. Class A                       1,924          91,024
Old Republic International
  Corp.                             23,507         216,499
Philadelphia Consolidated
  Holding Corp. (a)                  3,655         213,781
Principal Financial Group,
  Inc.                              10,407         197,629
Protective Life Corp.                4,648          38,811
Reinsurance Group of America,
  Inc.                               4,275         159,629
RenaissanceRe Holdings, Ltd.         8,750         401,625
StanCorp Financial Group,
  Inc.                                 903          30,774
Torchmark Corp.                      1,184          49,456
Transatlantic Holdings, Inc.         3,750         160,688
Unum Group                          18,089         284,902
V  W.R. Berkley Corp.               19,188         504,069
                                             -------------
                                                 5,123,761
                                             -------------

INTERNET & CATALOG RETAIL 0.2%
HSN, Inc. (a)                        2,485          15,283
Priceline.com, Inc. (a)              1,318          69,366
Ticketmaster (a)                     4,345          42,060
                                             -------------
                                                   126,709
                                             -------------

INTERNET SOFTWARE & SERVICES 0.8%
HLTH Corp. (a)                       3,284          27,224
IAC/InterActiveCorp (a)             12,493         209,383
Sohu.com, Inc. (a)                   3,936         216,244
WebMD Health Corp. (a)                  64           1,430
                                             -------------
                                                   454,281
                                             -------------

IT SERVICES 4.5%
Affiliated Computer Services,
  Inc. Class A (a)                   7,192         294,872
Alliance Data Systems Corp.
  (a)                                7,223         362,306
Broadridge Financial Solutions
  LLC                               19,459         235,454
Computer Sciences Corp. (a)         13,195         397,961
Fiserv, Inc. (a)                    12,565         419,168
Global Payments, Inc.                6,612         267,852
Hewitt Associates, Inc. Class
  A (a)                              1,800          50,202
Lender Processing Services,
  Inc.                               9,567         220,711
Metavante Technologies, Inc.
  (a)                                  647          10,850
NeuStar, Inc. Class A (a)            1,455          28,664



14    MainStay Mid Cap Core Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
IT SERVICES (CONTINUED)
Paychex, Inc.                        9,546   $     272,443
SAIC, Inc. (a)                       7,441         137,435
                                             -------------
                                                 2,697,918
                                             -------------

LEISURE EQUIPMENT & PRODUCTS 1.1%
Eastman Kodak Co.                   24,752         227,223
Hasbro, Inc.                        14,398         418,550
                                             -------------
                                                   645,773
                                             -------------

LIFE SCIENCES TOOLS & SERVICES 0.9%
V  Applied Biosystems, Inc.         16,813         518,345
PerkinElmer, Inc.                    1,074          19,267
                                             -------------
                                                   537,612
                                             -------------

MACHINERY 3.8%
AGCO Corp. (a)                       6,153         193,942
Bucyrus International, Inc.          3,484          84,069
Crane Co.                            1,956          32,020
Cummins, Inc.                        8,415         217,528
Dover Corp.                         13,916         442,111
Flowserve Corp.                      1,890         107,579
Gardner Denver, Inc. (a)             5,679         145,496
IDEX Corp.                           1,474          34,167
ITT Corp.                            2,780         123,710
John Bean Technologies Corp.         2,959          24,796
Joy Global, Inc.                     4,789         138,785
Lincoln Electric Holdings,
  Inc.                               2,232          96,311
Parker Hannifin Corp.               11,032         427,711
Pentair, Inc.                        1,663          45,965
SPX Corp.                            1,361          52,725
Toro Co. (The)                       1,329          44,708
Trinity Industries, Inc.             2,928          49,425
Valmont Industries, Inc.                11             603
                                             -------------
                                                 2,261,651
                                             -------------

MARINE 0.1%
Kirby Corp. (a)                        955          32,776
                                             -------------

MEDIA 2.4%
Dish Network Corp. Class A (a)      21,206         333,782
DreamWorks Animation SKG, Inc.
  (a)                                9,625         270,462
EW Scripps Co. Class A               1,426           6,631
Interpublic Group of Cos.,
  Inc. (The) (a)                    53,224         276,233
John Wiley & Sons, Inc. Class
  A                                  1,249          43,440
Liberty Media Corp.
  Entertainment Class A (a)         24,826         399,699
McGraw-Hill Cos., Inc. (The)         1,840          49,386
Warner Music Group Corp.             2,045           8,466
Washington Post Co. Class B            110          46,948
                                             -------------
                                                 1,435,047
                                             -------------

METALS & MINING 0.5%
AK Steel Holding Corp.               1,530          21,298
Century Aluminum Co. (a)             1,852          23,280
Cliffs Natural Resources,
  Inc.                               2,616          70,606
Reliance Steel & Aluminum Co.        6,794         170,122
Schnitzer Steel Industries,
  Inc. Class A                         406          10,933
Steel Dynamics, Inc.                 2,410          28,727
                                             -------------
                                                   324,966
                                             -------------

MULTI-UTILITIES 2.4%
CenterPoint Energy, Inc.             5,920          68,198
Consolidated Edison, Inc.              151           6,541
DTE Energy Corp.                     8,668         305,981
MDU Resources Group, Inc.            7,316         133,224
NSTAR                                1,555          51,393
V  PG&E Corp.                       18,888         692,623
Sempra Energy                        1,251          53,280
TECO Energy, Inc.                   10,822         124,886
                                             -------------
                                                 1,436,126
                                             -------------

MULTILINE RETAIL 2.0%
Big Lots, Inc. (a)                  11,331         276,816
Dollar Tree, Inc. (a)               12,074         459,054
Family Dollar Stores, Inc.          13,291         357,661
J.C. Penney Co., Inc.                4,511         107,903
                                             -------------
                                                 1,201,434
                                             -------------

OIL, GAS & CONSUMABLE FUELS 6.3%
Alpha Natural Resources, Inc.
  (a)                                4,792         171,410
Arch Coal, Inc.                      6,036         129,231
Cimarex Energy Co.                   8,770         354,834
CONSOL Energy, Inc.                  3,191         100,165
Continental Resources, Inc.
  (a)                                2,011          65,136
Encore Acquisition Co. (a)           7,408         230,759
Forest Oil Corp. (a)                 6,325         184,753
Foundation Coal Holdings,
  Inc.                               4,093          84,971
Frontline, Ltd.                      6,757         214,873
Mariner Energy, Inc. (a)             9,067         130,474
Massey Energy Co.                    9,511         219,609
Murphy Oil Corp.                     6,401         324,147
Newfield Exploration Co. (a)            57           1,310
Noble Energy, Inc.                   6,347         328,901
PetroHawk Energy Corp. (a)           3,345          63,388
Pioneer Natural Resources Co.        7,861         218,772
Plains Exploration &
  Production Co. (a)                 1,196          33,727
Southwestern Energy Co. (a)          7,838         279,190
St. Mary Land & Exploration
  Co.                                7,459         185,654
Sunoco, Inc.                         3,413         104,096
W&T Offshore, Inc.                   4,228          81,051
Walter Industries, Inc.              1,621          62,814
Whiting Petroleum Corp. (a)          3,727         193,767
                                             -------------
                                                 3,763,032
                                             -------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
PAPER & FOREST PRODUCTS 0.6%
International Paper Co.              7,629   $     131,371
MeadWestvaco Corp.                  15,765         221,183
                                             -------------
                                                   352,554
                                             -------------

PERSONAL PRODUCTS 0.5%
Avon Products, Inc.                     48           1,192
Estee Lauder Cos., Inc. (The)
  Class A                            2,642          95,217
Herbalife, Ltd.                      3,572          87,264
NBTY, Inc. (a)                       5,748         134,331
                                             -------------
                                                   318,004
                                             -------------

PHARMACEUTICALS 2.8%
Allergan, Inc.                          14             555
Barr Pharmaceuticals, Inc. (a)       3,924         252,156
Endo Pharmaceuticals Holdings,
  Inc. (a)                          16,741         309,709
V  Forest Laboratories, Inc.
  (a)                               20,304         471,662
King Pharmaceuticals, Inc. (a)      34,334         301,796
Sepracor, Inc. (a)                   1,376          18,328
Watson Pharmaceuticals, Inc.
  (a)                               12,623         330,344
                                             -------------
                                                 1,684,550
                                             -------------

PROFESSIONAL SERVICES 1.1%
Dun & Bradstreet Corp.                 464          34,192
Manpower, Inc.                       9,337         290,661
Monster Worldwide, Inc. (a)          5,806          82,677
Robert Half International,
  Inc.                              14,458         272,823
                                             -------------
                                                   680,353
                                             -------------

REAL ESTATE INVESTMENT TRUSTS 3.1%
Camden Property Trust                1,007          33,946
CapitalSource, Inc.                 16,419         121,501
CBL & Associates Properties,
  Inc.                               1,248          11,519
Digital Realty Trust, Inc.             891          29,831
Equity Residential                   4,523         157,988
Health Care, Inc.                    1,715          76,335
Hospitality Properties Trust         1,953          19,823
Host Hotels & Resorts, Inc.         40,163         415,285
Liberty Property Trust               7,922         188,940
Mack-Cali Realty Corp.               4,753         107,988
Nationwide Health Properties,
  Inc.                                  70           2,089
Plum Creek Timber Co., Inc.          5,691         212,160
ProLogis                             1,819          25,466
Public Storage                       3,862         314,753
Rayonier, Inc.                          17             562
Taubman Centers, Inc.                3,816         126,768
                                             -------------
                                                 1,844,954
                                             -------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.0%++
Jones Lang LaSalle, Inc.               575          18,929
                                             -------------

ROAD & RAIL 1.4%
Con-Way, Inc.                        1,631          55,519
J.B. Hunt Transport Services,
  Inc.                              10,736         305,225
Kansas City Southern (a)             6,905         213,157
Ryder System, Inc.                   6,773         268,346
                                             -------------
                                                   842,247
                                             -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 5.6%
Altera Corp.                        23,666         410,605
Analog Devices, Inc.                13,222         282,422
Broadcom Corp. Class A (a)          20,859         356,272
Integrated Device Technology,
  Inc. (a)                          23,850         151,686
KLA-Tencor Corp.                    15,809         367,559
Lam Research Corp. (a)              16,112         360,264
Linear Technology Corp.                 78           1,769
LSI Corp. (a)                       61,895         238,296
Marvell Technology Group, Ltd.
  (a)                               14,936         103,955
Microchip Technology, Inc.             111           2,734
National Semiconductor Corp.        27,870         367,048
Novellus Systems, Inc. (a)          13,910         219,778
ON Semiconductor Corp. (a)          33,130         169,294
Teradyne, Inc. (a)                   6,254          31,895
Xilinx, Inc.                        16,259         299,491
                                             -------------
                                                 3,363,068
                                             -------------

SOFTWARE 2.8%
Activision Blizzard, Inc. (a)          226           2,816
Autodesk, Inc. (a)                  15,412         328,430
BMC Software, Inc. (a)              17,553         453,218
CA, Inc.                            24,541         436,830
Compuware Corp. (a)                 36,375         232,072
Salesforce.com, Inc. (a)                49           1,517
Synopsys, Inc. (a)                  11,971         218,830
                                             -------------
                                                 1,673,713
                                             -------------

SPECIALTY RETAIL 5.9%
Abercrombie & Fitch Co. Class
  A                                  4,215         122,066
Advance Auto Parts, Inc.            10,952         341,703
American Eagle Outfitters,
  Inc.                               4,495          49,984
AnnTaylor Stores Corp. (a)           8,270         103,954
AutoZone, Inc. (a)                   2,354         299,641
Barnes & Noble, Inc.                 3,915          73,915
Foot Locker, Inc.                   21,286         311,201
Gap, Inc. (The)                     35,635         461,117
Limited Brands, Inc.                 9,037         108,263
PetSmart, Inc.                       1,625          31,996
RadioShack Corp.                    18,145         229,716
V  Ross Stores, Inc.                14,420         471,390



16    MainStay Mid Cap Core Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
SPECIALTY RETAIL (CONTINUED)
V  Sherwin-Williams Co. (The)        9,856   $     560,905
TJX Cos., Inc.                      14,754         394,817
                                             -------------
                                                 3,560,668
                                             -------------

TEXTILES, APPAREL & LUXURY GOODS 1.5%
Coach, Inc. (a)                     18,493         380,956
Hanesbrands, Inc. (a)                   68           1,188
Jones Apparel Group, Inc.            7,313          81,247
Phillips-Van Heusen Corp.            4,462         109,364
Polo Ralph Lauren Corp.              7,408         349,435
                                             -------------
                                                   922,190
                                             -------------

THRIFTS & MORTGAGE FINANCE 0.0%++
Tree.com, Inc. (a)                     654           1,772
                                             -------------

TOBACCO 0.5%
Lorillard, Inc.                      2,795         184,079
UST, Inc.                            2,109         142,547
                                             -------------
                                                   326,626
                                             -------------

TRADING COMPANIES & DISTRIBUTORS 0.1%
GATX Corp.                             860          24,553
WESCO International, Inc. (a)        1,548          30,774
                                             -------------
                                                    55,327
                                             -------------

WIRELESS TELECOMMUNICATION SERVICES 0.9%
Leap Wireless International,
  Inc. (a)                             953          26,722
NII Holdings, Inc. (a)              10,746         276,817
Telephone and Data Systems,
  Inc.                               8,196         220,063
                                             -------------
                                                   523,602
                                             -------------
Total Common Stocks
  (Cost $74,541,482)                            58,501,699
                                             -------------

EXCHANGE TRADED FUND 2.2% (B)
----------------------------------------------------------

V  S&P MidCap 400
  Index--MidCap SPDR Trust
  Series 1                          12,464       1,288,778
                                             -------------
Total Exchange Traded Fund
  (Cost $1,284,637)                              1,288,778
                                             -------------


                                 PRINCIPAL
                                    AMOUNT           VALUE
SHORT-TERM INVESTMENT 0.1%
----------------------------------------------------------

REPURCHASE AGREEMENT 0.1%
State Street Bank and Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity $57,149
  (Collateralized by a Federal
  Home Loan Bank Security with
  a rate of 3.625% and a
  maturity date of 7/1/11,
  with a Principal Amount of
  $60,000 and a
  Market Value of $60,974)         $57,148   $      57,148
                                             -------------
Total Short-Term Investment
  (Cost $57,148)                                    57,148
                                             -------------
Total Investments
  (Cost $75,883,267) (c)             100.1%     59,847,625
Liabilities in Excess of
  Cash and Other Assets               (0.1)        (51,483)
                                     -----    ------------
Net Assets                           100.0%  $  59,796,142
                                     =====    ============





++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Exchange Traded Fund--represents a basket
     of securities that are traded on an
     exchange.
(c)  At October 31, 2008, cost is $77,185,537
     for federal income tax purposes and net
     unrealized depreciation is as follows:



     Gross unrealized appreciation   $         --
     Gross unrealized depreciation    (17,337,912)
                                     ------------
     Net unrealized depreciation     $(17,337,912)
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $75,883,267)      $ 59,847,625
Receivables:
  Investment securities sold              117,360
  Dividends and interest                   38,861
  Fund shares sold                         14,028
  Manager (See Note 3)                      6,237
Other assets                               36,380
                                     ------------
     Total assets                      60,060,491
                                     ------------
LIABILITIES:
Payables:
  Transfer agent (See Note 3)              73,957
  Investment securities purchased          52,153
  Shareholder communication                51,629
  Professional fees                        27,518
  NYLIFE Distributors (See Note 3)         23,815
  Fund shares redeemed                     19,708
  Custodian                                 9,828
  Trustees                                    247
Accrued expenses                            5,251
Dividend payable                              243
                                     ------------
     Total liabilities                    264,349
                                     ------------
Net assets                           $ 59,796,142
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) 1 billion shares
  authorized                         $     39,531
Additional paid-in capital             96,939,301
                                     ------------
                                       96,978,832
Accumulated undistributed net
  investment income                       618,105
Accumulated net realized loss on
  investments and futures
  transactions                        (21,765,153)
Net unrealized depreciation on
  investments                         (16,035,642)
                                     ------------
Net assets                           $ 59,796,142
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 10,229,958
                                     ============
Shares of beneficial interest
  outstanding                             670,194
                                     ============
Net asset value per share
  outstanding                        $      15.26
Maximum sales charge (5.50% of
  offering price)                            0.89
                                     ------------
Maximum offering price per share
  outstanding                        $      16.15
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 20,800,679
                                     ============
Shares of beneficial interest
  outstanding                           1,362,504
                                     ============
Net asset value per share
  outstanding                        $      15.27
Maximum sales charge (5.50% of
  offering price)                            0.89
                                     ------------
Maximum offering price per share
  outstanding                        $      16.16
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $  9,610,403
                                     ============
Shares of beneficial interest
  outstanding                             650,570
                                     ============
Net asset value and offering price
  per share outstanding              $      14.77
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 10,170,165
                                     ============
Shares of beneficial interest
  outstanding                             689,113
                                     ============
Net asset value and offering price
  per share outstanding              $      14.76
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $  8,925,812
                                     ============
Shares of beneficial interest
  outstanding                             576,852
                                     ============
Net asset value and offering price
  per share outstanding              $      15.47
                                     ============
CLASS R3
Net assets applicable to
  outstanding shares                 $     59,125
                                     ============
Shares of beneficial interest
  outstanding                               3,874
                                     ============
Net asset value and offering price
  per share outstanding              $      15.26
                                     ============






18    MainStay Mid Cap Core Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends                          $  2,308,696
  Income from securities
     loaned--net                           87,476
  Interest                                 53,487
                                     ------------
     Total income                       2,449,659
                                     ------------
EXPENSES:
  Manager (See Note 3)                    896,372
  Transfer agent--Investor Class
     (See Note 3)                          48,443
  Transfer agent--Class A (See Note
     3)                                   197,982
  Transfer agent--Class B and C
     (See Note 3)                         183,752
  Transfer agent--Classes I and R3
     (See Note 3)                          40,229
  Distribution--Class B (See Note
     3)                                   119,429
  Distribution--Class C (See Note
     3)                                   130,594
  Distribution--Class R3 (See Note
     3)                                       194
  Distribution/Service--Investor
     Class (See Note 3)                    21,841
  Distribution/Service--Class A
     (See Note 3)                         106,915
  Service--Class B (See Note 3)            39,810
  Service--Class C (See Note 3)            43,531
  Distribution/Service--Class R3
     (See Note 3)                             194
  Shareholder communication                93,072
  Registration                             69,805
  Professional fees                        42,090
  Custodian                                17,779
  Trustees                                  4,035
  Shareholder service--Class R3
     (See Note 3)                              78
  Miscellaneous                            13,902
                                     ------------
     Total expenses before waiver       2,070,047
  Expense waiver from Manager (See
     Note 3)                             (491,292)
                                     ------------
     Net expenses                       1,578,755
                                     ------------
Net investment income                     870,904
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on:
  Security transactions               (21,174,226)
  Futures transactions                   (589,251)
                                     ------------
Net realized loss on investments
  and futures transactions            (21,763,477)
                                     ------------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions               (22,513,800)
  Futures contracts                         3,028
                                     ------------
Net change in unrealized
  appreciation on investments and
  futures contracts                   (22,510,772)
                                     ------------
Net realized and unrealized loss on
  investments and futures
  transactions                        (44,274,249)
                                     ------------
Net decrease in net assets
  resulting from operations          $(43,403,345)
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                       2008           2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $    870,904   $    991,973
 Net realized gain (loss) on
  investments and futures
  transactions                  (21,763,477)    16,611,850
 Net change in unrealized
  appreciation on investments
  and futures contracts         (22,510,772)    (7,642,588)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (43,403,345)     9,961,235
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Class A                        (577,459)      (258,589)
    Class B                          (6,705)            --
    Class C                         (14,000)            --
    Class I                        (225,102)      (124,722)
    Class R3                           (446)            (5)
                               ---------------------------
                                   (823,712)      (383,316)
                               ---------------------------
 From net realized gain on investments:
    Class A                      (8,414,430)    (2,138,909)
    Class B                      (2,653,403)      (729,507)
    Class C                      (3,030,218)    (1,039,189)
    Class I                      (2,363,902)      (793,862)
    Class R3                        (10,211)          (339)
                               ---------------------------
                                (16,472,164)    (4,701,806)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                  (17,295,876)    (5,085,122)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         17,666,364     34,729,708
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              14,612,797      4,502,170
 Cost of shares redeemed        (47,063,628)   (50,467,394)
                               ---------------------------
    Decrease in net assets
     derived from capital
     share transactions         (14,784,467)   (11,235,516)
                               ---------------------------
    Net decrease in net
     assets                     (75,483,688)    (6,359,403)

NET ASSETS:
Beginning of year               135,279,830    141,639,233
                               ---------------------------
End of year                    $ 59,796,142   $135,279,830
                               ===========================
Accumulated undistributed net
 investment income at end of
 year                          $    618,105   $    623,655
                               ===========================






20    MainStay Mid Cap Core Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank


                                                   mainstayinvestments.com    21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS                            CLASS A
                            --------------    -------------------------------------------------------
                             FEBRUARY 28,                                                  JANUARY 2,
                                2008**                                                       2004**
                                THROUGH                                                     THROUGH
                              OCTOBER 31,              YEAR ENDED OCTOBER 31,             OCTOBER 31,

                            -------------------------------------------------------------------------
                                 2008           2008       2007       2006       2005         2004

Net asset value at
  beginning of period           $ 22.46       $ 28.93    $ 27.91    $ 26.10    $ 23.45       $21.93
                                -------       -------    -------    -------    -------       ------
Net investment income
  (loss)                           0.15 (a)      0.25 (a)   0.26 (a)   0.12       0.06        (0.01)
Net realized and
  unrealized gain (loss)
  on investments                  (7.35)       (10.11)      1.81       3.12       3.34         1.53
                                -------       -------    -------    -------    -------       ------
Total from investment
  operations                      (7.20)        (9.86)      2.07       3.24       3.40         1.52
                                -------       -------    -------    -------    -------       ------
Less dividends and
  distributions:
  From net investment
     income                          --         (0.22)     (0.11)     (0.08)     (0.04)          --
  From net realized gain
     on investments                  --         (3.58)     (0.94)     (1.35)     (0.71)          --
                                -------       -------    -------    -------    -------       ------
Total dividends and
  distributions                      --         (3.80)     (1.05)     (1.43)     (0.75)          --
                                -------       -------    -------    -------    -------       ------
Net asset value at end of
  period                        $ 15.26       $ 15.27    $ 28.93    $ 27.91    $ 26.10       $23.45
                                =======       =======    =======    =======    =======       ======
Total investment return
  (b)(d)                         (32.06%)(c)   (39.03%)     7.56%     12.89%     14.59%        6.93% (c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                        1.03% ++      1.10%      0.89%      0.47%      0.32%       (0.21%)++
  Net expenses                     1.45% ++      1.35%      1.35%      1.35%      1.50%        1.53% ++#
  Expenses (before
     waiver/reimbursement)         2.03% ++      1.83%      1.65%      1.68%      1.78%        2.13% ++#
Portfolio turnover rate             203%          203%       150%        94%       153%          43%
Net assets at end of
  period (in 000's)             $10,230       $20,801    $69,082    $64,829    $42,239       $6,554




                                                  CLASS C
                            --------------------------------------------------



                                          YEAR ENDED OCTOBER 31,

                            --------------------------------------------------
                              2008       2007       2006       2005      2004

Net asset value at
  beginning of period       $ 28.09    $ 27.21    $ 25.59    $ 23.14    $20.86
                            -------    -------    -------    -------    ------
Net investment income
  (loss)                       0.06 (a)   0.04 (a)  (0.05)     (0.08)    (0.07)
Net realized and
  unrealized gain (loss)
  on investments              (9.80)      1.78       3.02       3.25      2.50
                            -------    -------    -------    -------    ------
Total from investment
  operations                  (9.74)      1.82       2.97       3.17      2.43
                            -------    -------    -------    -------    ------
Less dividends and
  distributions:
  From net investment
     income                   (0.01)        --         --      (0.01)       --
  From net realized gain
     on investments           (3.58)     (0.94)     (1.35)     (0.71)    (0.15)
                            -------    -------    -------    -------    ------
Total dividends and
  distributions               (3.59)     (0.94)     (1.35)     (0.72)    (0.15)
                            -------    -------    -------    -------    ------
Net asset value at end of
  period                    $ 14.76    $ 28.09    $ 27.21    $ 25.59    $23.14
                            =======    =======    =======    =======    ======
Total investment return
  (b)(d)                     (39.52%)     6.72%     12.09%     13.76%    11.71%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                    0.29%      0.15%     (0.26%)    (0.43%)   (0.96%)
  Net expenses                 2.15%      2.10%      2.10%      2.25%     2.28% #
  Expenses (before
     waiver/reimbursement)     2.69%      2.39%      2.43%      2.53%     2.88% #
Portfolio turnover rate         203%       150%        94%       153%       43%
Net assets at end of
  period (in 000's)         $10,170    $24,485    $31,445    $22,687    $4,951




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
#    Includes transfer agent fees paid indirectly which amounted to 0.02% of average net assets for the period ended October 31, 2004.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I and Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





22    MainStay Mid Cap Core Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                              CLASS B
      ------------------------------------------------------
                                                  JANUARY 2,
                                                    2004**
                                                   THROUGH
               YEAR ENDED OCTOBER 31,            OCTOBER 31,

      ------------------------------------------------------
       2008       2007       2006       2005         2004
      $28.10    $ 27.23    $ 25.60    $ 23.14       $21.79
      -- ---    -------    -------    -------       ------
        0.06 (a)   0.04 (a)  (0.08)     (0.10)       (0.07)
       (9.80)      1.77       3.06       3.28         1.42
      -- ---    -------    -------    -------       ------
       (9.74)      1.81       2.98       3.18         1.35
      -- ---    -------    -------    -------       ------

       (0.01)        --         --      (0.01)          --
       (3.58)     (0.94)     (1.35)     (0.71)          --
      -- ---    -------    -------    -------       ------
       (3.59)     (0.94)     (1.35)     (0.72)          --
      -- ---    -------    -------    -------       ------
      $14.77    $ 28.10    $ 27.23    $ 25.60       $23.14
      == ===    =======    =======    =======       ======
       (39.-
          54%)     6.76%     12.09%     13.81%        6.20% (c)

        0.30%      0.15%     (0.18%)    (0.43%)      (0.96%)++
        2.15%      2.10%      2.10%      2.25%        2.28% ++#
        2.69%      2.40%      2.43%      2.53%        2.88% ++#
         203%       150%        94%       153%          43%
      $9,610    $21,376    $21,047    $25,068       $5,756




                            CLASS I                                     CLASS R3
      --------------------------------------------------    --------------------------------
                                                                                  APRIL 28,
                                                                                    2006**
                                                                YEAR ENDED         THROUGH
                 YEAR ENDED OCTOBER 31,                        OCTOBER 31,       OCTOBER 31,

      --------------------------------------------------------------------------------------
       2008       2007       2006       2005       2004       2008      2007         2006
      $29.28    $ 28.18    $ 26.34    $ 23.57    $ 21.01    $ 28.91    $27.87       $27.81
      -- ---    -------    -------    -------    -------    -------    ------       ------
        0.32 (a)   0.35 (a)   0.24       0.12       0.05       0.18 (a)  0.15 (a)    (0.00) ++
       (10.-
          25)      1.83       3.11       3.42       2.66     (10.11)     1.84         0.06
      -- ---    -------    -------    -------    -------    -------    ------       ------
       (9.93)      2.18       3.35       3.54       2.71      (9.93)     1.99         0.06
      -- ---    -------    -------    -------    -------    -------    ------       ------

       (0.30)     (0.14)     (0.16)     (0.06)        --      (0.14)    (0.01)          --
       (3.58)     (0.94)     (1.35)     (0.71)     (0.15)     (3.58)    (0.94)          --
      -- ---    -------    -------    -------    -------    -------    ------       ------
       (3.88)     (1.08)     (1.51)     (0.77)     (0.15)     (3.72)    (0.95)          --
      -- ---    -------    -------    -------    -------    -------    ------       ------
      $15.47    $ 29.28    $ 28.18    $ 26.34    $ 23.57    $ 15.26    $28.91       $27.87
      == ===    =======    =======    =======    =======    =======    ======       ======
       (38.-
          86%)     7.87%     13.24%     15.11%     12.97%    (39.20%)    7.24%        0.22% (c)

        1.41%      1.20%      0.81%      0.78%      0.26%      0.83%     0.50%       (0.02%)++
        1.04%      1.04%      1.04%      1.04%      1.06%#     1.64%     1.64%        1.64% ++
        1.41%      1.17%      1.16%      1.27%      1.66%#     2.03%     1.77%        1.77% ++
         203%       150%        94%       153%        43%       203%      150%          94%
      $8,926    $20,256    $24,309    $23,379    $18,508    $    59    $   80       $   10




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds (the "Trust") was organized on July 30, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Mid Cap Core Fund (the "Fund"). Effective September 29, 2008, the Fund changed its name from MainStay Mid Cap Opportunity Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares. Class I shares commenced on December 27, 1994. Class C shares commenced on December 30, 2002. Class A shares and Class B shares commenced on January 2, 2004. Class R3 shares commenced on April 28, 2006. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I and Class R3 shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class, Class A and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R3 shares are not subject to a distribution or service fee. Class R3 shares are authorized to pay to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R3 shares, a shareholder service fee.

Effective September 29, 2008, the Fund changed its investment objective. The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB


24    Mainstay Mid Cap Core Fund

Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objectives. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject

                                                   mainstayinvestments.com    25
to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by NYLIM directly, without a subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.85% of the Fund's average daily net assets. Between May 1, 2008 and September 29, 2008, the Fund paid the Manager a monthly fee for services performed and facilities furnished as follows: 0.90% on assets up to $1 billion and 0.85% on assets in excess of $1 billion. Prior to May 1, 2008, the Fund was contraually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.90% of the average daily net assets of the Fund.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.45%; Class A, 1.35%; Class B, 2.20%; Class C, 2.20%; Class I, 1.04%; Class R3, 1.64%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $896,372 and waived its fees in the amount of $491,292.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

           OCTOBER 31,
   2009        2010        2011         TOTAL
 $398,710    $392,067    $491,292    $1,282,069
-----------------------------------------------






26    Mainstay Mid Cap Core Fund

The Fund had $156,672 of waived fees for which the recoupment period expired during the year ended October 31, 2008.

Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to reimburse the expenses of the appropriate class of the Funds so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class:
Class A, 1.35%; Class B, 2.10%; Class C, 2.10%; Class I, 1.04%; and Class R3, 1.64%.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution and service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plan for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $5,782 and $9,632, respectively, for the year ended October 31, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $7, $38,103 and $1,523, respectively, for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $470,406.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                            $  907     0.0%++
-------------------------------------------------
Class B                               874     0.0++
-------------------------------------------------
Class C                             1,209     0.0++
-------------------------------------------------
Class R3                            6,534    11.1
-------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $6,090.


                                                   mainstayinvestments.com    27

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

             ACCUMULATED       OTHER         UNREALIZED          TOTAL
ORDINARY       CAPITAL       TEMPORARY      APPRECIATION      ACCUMULATED
 INCOME      GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
$618,105    $(20,462,883)       $--         $(17,337,912)    $(37,182,690)




The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sales deferrals and real estate investment trust basis adjustments.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

  ACCUMULATED       ACCUMULATED
 UNDISTRIBUTED     NET REALIZED
NET INVESTMENT      GAIN (LOSS)        ADDITIONAL
 INCOME (LOSS)    ON INVESTMENTS    PAID-IN CAPITAL
   $(52,742)          $52,743             $(1)




The reclassifications for the Fund are primarily due to real estate investment trust distributions and distribution redesignations.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $20,462,883 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                     CAPITAL LOSS
   CAPITAL LOSS         AMOUNTS
AVAILABLE THROUGH       (000'S)
       2016             $20,463




The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                  2008          2007
Distributions paid from:
  Ordinary Income          $ 3,838,175    $2,211,645
  Long-Term Capital Gains   13,457,701     2,873,477

 ---------------------------------------------------
                           $17,295,876    $5,085,122
 ---------------------------------------------------


NOTE 5--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 7--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of securities, other than short-term securities, were $199,302 and $230,897, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

INVESTOR CLASS                   SHARES         AMOUNT
Period ended October 31, 2008
  (a):
Shares sold                     183,888    $ 4,122,890
Shares redeemed                (131,216)    (2,750,502)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                     52,672      1,372,388
Shares converted into
  Investor Class
  (See Note 1)                  668,186     14,248,778
Shares converted from
  Investor Class (See Note 1)   (50,664)    (1,040,612)
                               -----------------------
Net increase                    670,194    $14,580,554
                               =======================



(a) Investor Class shares were first offered on February 28, 2008.




28    Mainstay Mid Cap Core Fund

CLASS A                           SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                      351,608   $  8,092,413
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              293,427      7,225,656
Shares redeemed               (1,108,700)   (24,674,277)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (463,665)    (9,356,208)
Shares converted into Class
  A
  (See Note 1)                    85,731      1,835,996
Shares converted from Class
  A
  (See Note 1)                  (647,209)   (13,787,429)
                              -------------------------
Net decrease                  (1,025,143)  $(21,307,641)
                              =========================

Year ended October 31, 2007:
Shares sold                      743,236   $ 21,740,996
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               72,815      2,060,305
Shares redeemed                 (816,684)   (23,698,531)
                              -------------------------
Net increase (decrease) in
  shares outstanding before
  conversion                        (633)       102,770
Shares converted from Class
  B (See Note 1)                  65,176      1,908,866
                              -------------------------
Net increase                      64,543   $  2,011,636
                              =========================




CLASS B                          SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                      90,960    $ 1,958,957
Shares issued to shareholders
  in reinvestment of
  dividends and distributions   107,820      2,570,293
Shares redeemed                (251,248)    (5,433,052)
                               -----------------------
Net decrease in shares
  outstanding before
  conversion                    (52,468)      (903,802)
Shares converted from Class B
  (See Note 1)                  (57,582)    (1,256,733)
                               -----------------------
Net decrease                   (110,050)   $(2,160,535)
                               =======================
Year ended October 31, 2007:
Shares sold                     198,682    $ 5,673,916
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    25,718        709,281
Shares redeemed                (169,968)    (4,801,570)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                     54,432      1,581,627
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (66,853)    (1,908,866)
                               -----------------------
Net decrease                    (12,421)   $  (327,239)
                               =======================




CLASS C                          SHARES         AMOUNT
Year ended October 31, 2008:
Shares sold                      91,354   $  2,020,160
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    96,606      2,300,948
Shares redeemed                (370,589)    (8,027,996)
                               -----------------------
Net decrease                   (182,629)  $ (3,706,888)
                               =======================
Year ended October 31, 2007:
Shares sold                     147,937   $  4,205,606
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    30,628        844,105
Shares redeemed                (462,284)   (13,072,120)
                               -----------------------
Net decrease                   (283,719)  $ (8,022,409)
                               =======================




CLASS I                            SHARES          AMOUNT
Year ended October 31, 2008:
Shares sold                        66,248     $ 1,450,090
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               100,402       2,505,243
Shares redeemed                  (281,591)     (6,169,633)
                              ---------------------------
Net decrease                     (114,941)    $(2,214,300)
                              ===========================
Year ended October 31, 2007:
Shares sold                       102,800     $ 3,010,618
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                31,068         888,135
Shares redeemed                  (304,844)     (8,864,161)
                              ---------------------------
Net decrease                     (170,976)    $(4,965,408)
                              ===========================




CLASS R3                           SHARES          AMOUNT
Year ended October 31, 2008:
Shares sold                         1,042    $     21,854
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   434          10,657
Shares redeemed                      (376)         (8,168)
                              ---------------------------
Net increase                        1,100        $ 24,343
                              ===========================
Year ended October 31, 2007:
Shares sold                         3,429        $ 98,572
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                    12             344
Shares redeemed                    (1,027)        (31,012)
                              ---------------------------
Net increase                        2,414        $ 67,904
                              ===========================



NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for

                                                   mainstayinvestments.com    29
measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 10--SUBSEQUENT EVENT:

As of January 1, 2009, the portfolio managers who manage the day-to-day investment operations of the Fund will transition from a division within NYLIM, currently referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly-owned subsidiary of NYLIM Holdings LLC. The new legal entity will be named Madison Square Investors LLC ("MSI"). The creation of MSI is not expected to impact the portfolio management team or investment strategy of the Fund. The Fund's Board of Trustees (the "Board") approved the appointment of MSI as a subadvisor to the Fund at a meeting on September 25, 2008. The Board also approved a new Subadvisory Agreement between NYLIM and MSI. There will be no change in the management fees paid by the Fund as a result of this transition.



30    Mainstay Mid Cap Core Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Mid Cap Core Fund (formerly MainStay Mid Cap Opportunity Fund) ("the Fund"), one of the funds constituting Eclipse Funds, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedure where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Mid Cap Core Fund of Eclipse Funds as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008


                                                   mainstayinvestments.com    31

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory agreement. At its June 16-17, 2008 meeting, the Board of Trustees (the "Board") of the Mid Cap Core Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the Management Agreement (the "Agreement") for the Fund for one year.

In reaching its decision to approve the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreement, which was amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreement for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreement was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who


32    Mainstay Mid Cap Core Fund
often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including enhancements to investment teams at NYLIM's Equity Investors Group. In addition, the Board noted that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio management team, the number of accounts managed by the portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

As part of its evaluation of the Fund's investment performance, the Board discussed with NYLIM reasons for the Fund's more recent underperformance relative to its benchmark and peer group, and NYLIM's plans for seeking to improve the Fund's future investment performance including evaluating the Funds investment process. The Board noted that over the past two years NYLIM had engaged a new portfolio management team to manage the Fund, and the Board concluded it was appropriate to allow the new portfolio management team sufficient time to improve the Fund's relative investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that NYLIM is taking appropriate and reasonable actions to address the Board's concerns about the Fund's investment performance. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be

                                                   mainstayinvestments.com    33
impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management fee and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the Agreement for one year.



34    Mainstay Mid Cap Core Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advised shareholders within 60 days of the Fund's fiscal year end (October 31, 2008) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $13,457,701.

For the fiscal year ended October 31, 2008, the Fund designates approximately $1,309,809 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2008 should be multiplied by 0.5% for qualified interest income and 50.5% for the corporate dividends received deduction.

In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.


The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    35

TRUSTEES AND OFFICERS

The Trustees oversee the Fund and the Manager. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST AND                                    COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

JOHN Y.    Indefinite;     Member of the Board of             73        Director, Eclipse Funds
KIM        Trustee since   Managers and President and                   Inc. since September 2008,
9/24/60    September       Chief Executive Officer                      (22 funds); Trustee, The
           2008            (since April 2008) of New                    MainStay Funds since
                           York Life Investment                         September 2008 (21 funds);
                           Management LLC and New York                  Director, ICAP Funds, Inc.,
                           Life Investment Management                   since September 2008 (4
                           Holdings LLC; Member of the                  funds); Director, MainStay
                           Board of Managers, MacKay                    VP Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."



36    Mainstay Mid Cap Core Fund

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST AND                                    COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

SUSAN B.   Indefinite;     Partner, Strategic                 73        Chairman since 2005 and
KERLEY     Chairman        Management Advisors LLC                      Director since 1990,
8/12/51    since 2005      (since 1990)                                 Eclipse Funds Inc. (22
           and Trustee                                                  funds); Chairman and
           since 2000                                                   Trustee, The MainStay Funds
                                                                        since 2007 (21 funds);
                                                                        Chairman and Director, ICAP
                                                                        Funds, Inc., since 2006 (4
                                                                        funds); Chairman and
                                                                        Director, MainStay VP
                                                                        Series Fund, Inc., since
                                                                        2007 (23 portfolios);
                                                                        Trustee, Legg Mason
                                                                        Partners Funds, Inc., since
                                                                        1991 (68 portfolios)
---------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &          73        Director, Eclipse Funds
LATSHAW    Trustee and     Young LLP (2002 to 2003);                    Inc. since 2007 (22 funds);
3/27/51    Audit           Partner, Arthur Andersen                     Trustee, The MainStay Funds
           Committee       LLP (1989 to 2002);                          since 2006 (21 funds);
           Financial       Consultant to the Audit and                  Director, ICAP Funds, Inc.,
           Expert since    Compliance Committee (2004                   since 2007 (4 funds);
           2007            to 2006)                                     Director, MainStay VP
                                                                        Series Fund, Inc., since
                                                                        2007 (23 portfolios);
                                                                        Trustee, State Farm
                                                                        Associates Funds Trusts
                                                                        since 2005 (4 portfolios);
                                                                        Trustee, State Farm Mutual
                                                                        Fund Trust since 2005 (16
                                                                        portfolios); Trustee, State
                                                                        Farm Variable Product Trust
                                                                        since 2005 (9 portfolios)
---------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;            73        Director, Eclipse Funds
MEENAN     Trustee since   President and Chief                          Inc. since 2002 (22 funds);
12/5/41    2002            Executive Officer, Babson-                   Trustee, The MainStay Funds
                           United, Inc. (financial                      since 2007 (21 funds);
                           services firm) (2000 to                      Director, ICAP Funds, Inc.,
                           2004); Independent                           since 2006 (4 funds);
                           Consultant (1999 to 2000);                   Director, MainStay VP
                           Head of Global Funds,                        Series Fund, Inc., since
                           Citicorp (1995 to 1999)                      2007 (23 portfolios)
---------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC             73        Director, Eclipse Funds
H.         Trustee since   Capital Management;                          Inc. since 2007 (22 funds);
NOLAN,     2007            President--Shields/                          Trustee, The MainStay Funds
JR.                        Alliance, Alliance Capital                   since 2007 (21 funds);
11/16/46                   Management (1994 to 2004)                    Director, ICAP Funds, Inc.,
                                                                        since 2007 (4 funds);
                                                                        Director, MainStay VP
                                                                        Series Fund, Inc., since
                                                                        2006 (23 portfolios)
---------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and          73        Director, Eclipse Funds
S.         Trustee since   Chief Executive Officer                      Inc. since 2007 (22 funds);
TRUTANIC   2007            (1990 to 1999 and since                      Trustee, The MainStay Funds
2/13/52                    2004), Somerset & Company                    since 1994 (21 funds);
                           (financial advisory firm);                   Director, ICAP Funds, Inc.,
                           Managing Director and                        since 2007 (4 funds);
                           Advisor, The Carlyle Group                   Director, MainStay VP
                           (private investment firm)                    Series Fund, Inc., since
                           (2002 to 2004); Senior                       2007 (23 portfolios)
                           Managing Director, Partner
                           and Member of the Board,
                           Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
---------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    37

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST AND                                    COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
ROMAN L.   Indefinite;     V. Duane Rath Professor of         73        Director, Eclipse Funds
WEIL       Trustee and     Accounting, Graduate School                  Inc. since 2007 (22 funds);
5/22/40    Audit           of Business, University of                   Trustee, The MainStay Funds
           Committee       Chicago; President, Roman                    since 2007 (21 funds);
           Financial       L. Weil Associates, Inc.                     Director, ICAP Funds, Inc.,
           Expert since    (consulting firm); Board                     since 2007 (4 funds);
           2007            Member and Chairman of the                   Director, MainStay VP
                           Board, Ygomi LLC                             Series Fund, Inc., since
                           (information and                             1994 (23 portfolios)
                           communications company)
---------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director         73        Director, Eclipse Funds
WEISSER    Trustee since   of Salomon Brothers, Inc.                    Inc. since 2007 (22 funds);
10/22/41   2007            (1971 to 1995)                               Trustee, The MainStay Funds
                                                                        since 2007 (21 funds);
                                                                        Director, ICAP Funds, Inc.,
                                                                        since 2007 (4 funds);
                                                                        Director, MainStay VP
                                                                        Series Fund, Inc., since
                                                                        1997 (23 portfolios);
                                                                        Trustee, Direxion Funds (30
                                                                        portfolios) and Direxion
                                                                        Insurance Trust (3
                                                                        portfolios), since 2007;
                                                                        Trustee, Direxion Shares
                                                                        ETF Trust, since 2008 (8
                                                                        portfolios)
---------------------------------------------------------------------------------------------------




   At a meeting of the Board of Trustees held on June 17, 2008, the following individuals were appointed to serve as Officers of the Trust.


            POSITIONS(S)
            HELD
            WITH THE
NAME AND    TRUST AND
DATE OF     LENGTH OF       PRINCIPAL OCCUPATION(S)
BIRTH       SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.     Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-      Principal       Management Holdings LLC (since July 2008); Managing
TENDE       Financial and   Director, New York Life Investment Management LLC
5/12/64     Accounting      (since 2007); Treasurer and Principal Financial and
            Officer since   Accounting Officer, Eclipse Funds Inc., The MainStay
            2007            Funds,  MainStay VP Series Fund, Inc., and ICAP
                            Funds, Inc. (since 2007); Vice President, Prudential
                            Investments (2000 to 2007); Assistant Treasurer,
                            JennisonDryden Family of Funds, Target Portfolio
                            Trust, The Prudential Series Fund and American
                            Skandia Trust (2006 to 2007); Treasurer and Principal
                            Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------

STEPHEN     President       President and Chief Operating Officer, NYLIFE
P. FISHER   since 2007      Distributors LLC (since January 2008); Senior
2/22/59                     Managing Director and Chief Marketing Officer, New
                            York Life Investment Management LLC (since 2005);
                            Chairman of the Board, NYLIM Service Company (since
                            January 2008); Managing Director--Retail Marketing,
                            New York Life Investment Management LLC (2003 to
                            2005); President, Eclipse Funds Inc., The MainStay
                            Funds, MainStay VP Series Fund, Inc., and ICAP Funds,
                            Inc. (since 2007); Managing Director, UBS Global
                            Asset Management (1999 to 2003)
---------------------------------------------------------------------------------

SCOTT T.    Vice            Director, New York Life Investment Management LLC
HAR-        President--     (including predecessor advisory organizations) (since
RINGTON     Administra-     2000); Executive Vice President, New York Life Trust
2/8/59      tion since      Company and New York Life Trust Company, FSB (since
            2005            2006); Vice President--Administration, Eclipse Funds
                            Inc., The MainStay Funds and MainStay VP Series Fund,
                            Inc. (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------






38    Mainstay Mid Cap Core Fund

            POSITIONS(S)
            HELD
            WITH THE
NAME AND    TRUST AND
DATE OF     LENGTH OF       PRINCIPAL OCCUPATION(S)
BIRTH       SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS


ALISON H.   Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI     President and   (since March 2008); Senior Managing Director and
12/16/65    Chief           Chief Compliance Officer (since 2006) and Managing
            Compliance      Director and Chief Compliance Officer (2003 to 2006),
            Officer since   New York Life Investment Management LLC and New York
            2006            Life Investment Management Holdings LLC; Senior
                            Managing Director, Compliance (since 2006) and
                            Managing Director, Compliance (2003 to 2006), NYLIFE
                            Distributors LLC; Chief Compliance Officer, NYLCAP
                            Manager LLC; Senior Vice President and Chief
                            Compliance Officer, Eclipse Funds Inc., The MainStay
                            Funds, MainStay VP Series Fund, Inc., and ICAP Funds,
                            Inc. (since 2006); Vice President--Compliance,
                            Eclipse Funds Inc., The MainStay Funds and MainStay
                            VP Series Fund, Inc. (2004 to 2006); Deputy Chief
                            Compliance Officer, New York Life Investment
                            Management LLC (2002 to 2003); Vice President and
                            Compliance Officer, Goldman Sachs Asset Management
                            (1999 to 2002)
---------------------------------------------------------------------------------

MARGUER-    Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.    Officer since   Assistant Secretary, New York Life Investment
MORRISON    January 2008    Management LLC (since 2004); Managing Director and
3/26/56     and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
            since 2004      Secretary, NYLIM Service Company (since January
                            2008); Assistant Secretary, New York Life Investment
                            Management Holdings LLC (since January 2008); Vice
                            President, Associate General Counsel and Assistant
                            Secretary, New York Life Insurance Company (since
                            March 2008); Chief Legal Officer (since January 2008)
                            and Secretary, Eclipse Funds Inc., The MainStay Funds
                            and MainStay VP Series Fund, Inc. (since 2004) and
                            ICAP Funds, Inc. (since 2006); Chief Legal
                            Officer--Mutual Funds and Vice President and
                            Corporate Counsel, The Prudential Insurance Company
                            of America (2000 to 2004)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    39

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

                       This page intentionally left blank

                       This page intentionally left blank

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                            Eclipse Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04847
NYLIM-AO14614         (RECYCLE LOGO)           MS308-08           MSMCC11-12/08
                                                                          A5

(MAINSTAY LOGO)


                 MAINSTAY

                 SMALL CAP OPPORTUNITY FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY LOGO)


                 MAINSTAY

                 SMALL CAP OPPORTUNITY FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS



ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       17
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              22
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            29
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT                       30
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             33
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        33
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       33
---------------------------------------------

TRUSTEES AND OFFICERS                      34

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE     FIVE     TEN
TOTAL RETURNS              YEAR    YEARS    YEARS
-------------------------------------------------
With sales charges         (41.56%)(2.08%)   3.60%
Excluding sales charges    (38.16) (0.96)    4.19




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE     FIVE     TEN
TOTAL RETURNS              YEAR    YEARS    YEARS
-------------------------------------------------
With sales charges         (41.51%)(2.06%)   3.61%
Excluding sales charges    (38.10) (0.94)    4.20




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS B SHARES(3)--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE     FIVE     TEN
TOTAL RETURNS              YEAR    YEARS    YEARS
-------------------------------------------------
With sales charges         (41.26%)(1.98%)   3.37%
Excluding sales charges    (38.56) (1.72)    3.37




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)


1 Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(4)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE      FIVE     TEN
TOTAL RETURNS               YEAR     YEARS    YEARS
---------------------------------------------------
With sales charges         (39.14%)  (1.73%)   3.39%
Excluding sales charges    (38.60)   (1.73)    3.39




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      ONE      FIVE     TEN
TOTAL RETURNS      YEAR     YEARS    YEARS
------------------------------------------
                  (37.81%)  (0.52%)   4.55%




                                                            (PERFORMANCE GRAPH)




 BENCHMARK PERFORMANCE                      ONE      FIVE     TEN
                                           YEAR     YEARS    YEARS
------------------------------------------------------------------------
Russell 2000(R) Value Index(5)            (30.54%)   3.05%    7.40%
Average Lipper small-cap value fund(6)    (34.10)    1.92     6.91



    The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A and B shares, first offered on January 1, 2004, include the historical performance of Class I shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A and Class B shares might have been lower.
4. Performance figures for Class C shares, first offered on January 1, 2004, include the historical performance of L Class shares (which were redesignated as Class C shares on January 1, 2004) from December 30, 2002, through December 31, 2003, and the historical performance of Class I shares through December 29, 2002, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class C shares might have been lower.
5. The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell 2000(R) Value Index is considered to be the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
6. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Small Cap Opportunity Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SMALL CAP OPPORTUNITY FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING      ON ACTUAL        EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT      RETURNS AND         PAID         RETURN AND         PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $743.20         $ 7.71         $1,016.30         $ 8.92
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $744.50         $ 6.80         $1,017.30         $ 7.86
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $741.60         $10.42         $1,013.20         $12.04
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $741.00         $10.46         $1,013.10         $12.09
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $745.50         $ 5.27         $1,019.10         $ 6.09
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.76% for Investor Class, 1.55% for Class A, 2.38% for Class B, 2.39% for Class C and 1.20% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.


                                                    mainstayinvestments.com    7

 INDUSTRY COMPOSITION AS OF OCTOBER 31, 2008



Commercial Banks                       16.5%
Real Estate Investment Trusts           7.9
Insurance                               7.3
Specialty Retail                        4.6
Health Care Providers & Services        4.3
Gas Utilities                           3.9
Thrifts & Mortgage Finance              3.4
Machinery                               3.2
Textiles, Apparel & Luxury Goods        2.8
Chemicals                               2.7
IT Services                             2.7
Electronic Equipment & Instruments      2.6
Commercial Services & Supplies          2.4
Food Products                           2.1
Capital Markets                         2.0
Communications Equipment                1.9
Construction & Engineering              1.8
Oil, Gas & Consumable Fuels             1.7
Airlines                                1.6
Electric Utilities                      1.6
Metals & Mining                         1.5
Trading Companies & Distributors        1.5
Household Durables                      1.4
Diversified Telecommunication
  Services                              1.3
Consumer Finance                        1.2
Food & Staples Retailing                1.1
Health Care Equipment & Supplies        1.0
Internet Software & Services            1.0
Diversified Consumer Services           0.9
Hotels, Restaurants & Leisure           0.9%
Professional Services                   0.9
Building Products                       0.8
Computers & Peripherals                 0.8
Energy Equipment & Services             0.8
Wireless Telecommunication Services     0.8
Paper & Forest Products                 0.6
Aerospace & Defense                     0.5
Electrical Equipment                    0.5
Auto Components                         0.4
Health Care Technology                  0.4
Semiconductors & Semiconductor
  Equipment                             0.4
Diversified Financial Services          0.3
Leisure Equipment & Products            0.3
Life Sciences Tools & Services          0.3
Multi-Utilities                         0.3
Software                                0.3
Tobacco                                 0.3
Marine                                  0.2
Air Freight & Logistics                 0.1
Biotechnology                           0.1
Multiline Retail                        0.1
Personal Products                       0.1
Pharmaceuticals                         0.1
Media                                   0.0++
Real Estate Management & Development    0.0++
Short-Term Investments                  2.0
Futures Contracts                       0.3
Liabilities in Excess of Cash and
  Other Assets                         (0.5)
                                      -----
                                      100.0%
                                      =====



++ Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  FirstMerit Corp.
    2.  WGL Holdings, Inc.
    3.  Aspen Insurance Holdings, Ltd.
    4.  Community Bank System, Inc.
    5.  Platinum Underwriters Holdings, Ltd.
    6.  First Bancorp Puerto Rico
    7.  IPC Holdings, Ltd.
    8.  Portland General Electric Co.
    9.  Fresh Del Monte Produce, Inc.
   10.  OMEGA Healthcare Investors, Inc.







8    MainStay Small Cap Opportunity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGER TONY H. ELAVIA OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY SMALL CAP OPPORTUNITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Small Cap Opportunity Fund returned -38.16% for Investor Class shares,(1) -38.10% for Class A shares, -38.56% for Class B shares and -38.60% for Class C shares for the 12 months ended October 31, 2008. Over the same period, Class I shares returned -37.81%. All share classes underperformed the -34.10% return of the average Lipper(2) small-cap value fund and the -30.54% return of the Russell 2000(R) Value Index(3) for the 12 months ended October 31, 2008. The Russell 2000(R) Value Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S PORTFOLIO MANAGEMENT DURING THE REPORTING PERIOD?

On September 29, 2008, the Fund's former portfolio managers were replaced and Tony Elavia was appointed as the Fund's portfolio manager. Mr. Elavia is a Senior Managing Director at New York Life Investment Management LLC (NYLIM) and Chief Investment Officer of NYLIM's Equity Investors Group.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's weak performance relative to the Russell 2000(R) Value Index was primarily due to stock selection in the materials, financials and industrials sectors.

WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS WERE THE WEAKEST?

All sectors of the Russell 2000(R) Value Index produced negative returns on an absolute basis during the reporting period. Even in a broadly declining market, however, some sectors and securities performed better than others. For the 12 months ended October 31, 2008, consumer discretionary, information technology and telecommunication services made the strongest sector contributions to the Fund's performance in relation to the Russell 2000(R) Value Index. Financials, industrials and materials detracted the most from the Fund's performance relative to the benchmark.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE FUND'S STRONGEST CONTRIBUTORS TO ABSOLUTE PERFORMANCE AND WHICH STOCKS WERE THE WEAKEST?

The three strongest individual contributors to the Fund's performance during the reporting period were Alpha Natural Resources, a leading coal producer; Penn Virginia, an independent natural gas and oil company; and Tractor Supply, a speciality retailer. All had positive absolute returns for the reporting period. The weakest individual contributors to performance were Technitrol, a worldwide producer of electric components; MCG Capital, an equity firm; and Lear, an auto company. The underperformance of Technitrol and Lear was particularly disappointing, because the stocks' respective sectors, information technology and consumer discretionary, held up better than several other sectors during the reporting period.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund seeks stocks that have attractive relative valuations and exhibit strong price trends. Among the stocks that fit the Fund's purchase criteria during the reporting period were food products company Chiquita Brands International and commercial services and supplies company Deluxe. Among the stocks the Fund sold because of unattractive valuations and deteriorating price trends were Hancock Holding, which is a bank holding company, and Hovnanian Enterprises, a national home builder.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Stocks of small-capitalization companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the perfor-mance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Russell 2000(R) Value
   Index.

                                                    mainstayinvestments.com    9

WERE THERE ANY NOTABLE CHANGES IN THE FUND'S WEIGHTINGS DURING THE REPORTING PERIOD?

Weighting changes in the Fund result from a combination of security performance and the Fund's proprietary quantitative security-selection process. During the reporting period, the Fund's weighting relative to the Russell 2000(R) Value Index substantially decreased in the information technology sector. The Fund's weightings in industrials and utilities decreased modestly. Over the same period, the Fund's weightings on an absolute basis and relative to the Index increased in financials and consumer discretionary. The Fund also slightly increased its weighting relative to the Index in materials.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2008, the Fund was overweight relative to the Russell 2000(R) Value Index in the financials and health care sectors. As of the same date, the Fund was underweight in information technology and utilities.



The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Small Cap Opportunity Fund

PORTFOLIO OF INVESTMENTS(+++) OCTOBER 31, 2008




                                        SHARES           VALUE
COMMON STOCKS 98.2%+
--------------------------------------------------------------

AEROSPACE & DEFENSE 0.5%
Ceradyne, Inc. (a)                      36,116   $     848,726
Triumph Group, Inc.                      5,567         244,169
                                                 -------------
                                                     1,092,895

                                                 -------------

AIR FREIGHT & LOGISTICS 0.1%
Pacer International, Inc.               19,416         219,207
                                                 -------------


AIRLINES 1.6%
Alaska Air Group, Inc. (a)              33,441         825,993
Republic Airways Holdings,
  Inc. (a)                              68,293       1,020,980
SkyWest, Inc.                          110,838       1,708,014
                                                 -------------
                                                     3,554,987

                                                 -------------

AUTO COMPONENTS 0.4%
ATC Technology Corp. (a)                20,278         444,697
Lear Corp. (a)                         178,424         358,632
                                                 -------------
                                                       803,329
                                                 -------------

BIOTECHNOLOGY 0.1%
Emergent Biosolutions, Inc.
  (a)                                   15,050         271,051
                                                 -------------


BUILDING PRODUCTS 0.8%
Ameron International Corp.                 226          10,622
Apogee Enterprises, Inc.               100,098         986,966
China Architectural
  Engineering, Inc. (a)                  7,343          28,931
Gibraltar Industries, Inc.              11,306         149,805
Insteel Industries, Inc.                23,657         242,721
NCI Building Systems, Inc.
  (a)                                    2,273          42,301
Quanex Building Products
  Corp.                                 31,803         291,315
                                                 -------------
                                                     1,752,661

                                                 -------------

CAPITAL MARKETS 2.0%
BGC Partners, Inc. Class A             142,878         584,371
Capital Southwest Corp.                  4,353         444,006
FCStone Group, Inc. (a)                 28,500         169,575
Hercules Technology Growth
  Capital, Inc.                        133,590       1,159,561
International Assets Holding
  Corp. (a)                              3,674          59,298
Knight Capital Group, Inc.
  Class A (a)                           29,974         433,424
Kohlberg Capital Corp.                 198,282       1,108,397
LaBranche & Co., Inc. (a)                3,657          22,783
MCG Capital Corp.                      511,681         419,579
Penson Worldwide, Inc. (a)               4,729          33,765
                                                 -------------
                                                     4,434,759

                                                 -------------

CHEMICALS 2.7%
C.F. Industries Holdings,
  Inc.                                   3,059         196,357
Innophos Holdings, Inc.                 11,987         320,652
Koppers Holdings, Inc.                  51,180       1,217,572
NewMarket Corp.                         26,284         990,644
Olin Corp.                              38,547         700,014
OM Group, Inc. (a)                      70,873       1,512,430
Schulman A, Inc.                         2,058          36,859
Stepan Co.                               4,110         147,261
Terra Industries, Inc.                  42,177         927,472
                                                 -------------
                                                     6,049,261

                                                 -------------

COMMERCIAL BANKS 16.5%
1st Source Corp.                        15,195         326,085
Arrow Financial Corp.                   11,642         302,576
Banco Latinoamericano de
  Exportaciones S.A.                    29,252         310,949
Boston Private Financial
  Holdings, Inc.                        16,548         146,284
City Bank Lynnwood                      73,598         758,059
City Holding Co.                        46,058       1,927,067
Columbia Banking System,
  Inc.                                  23,959         381,427
V  Community Bank System,
  Inc.                                 103,800       2,589,810
Community Trust Bancorp,
  Inc.                                   7,933         264,804
CVB Financial Corp.                     40,562         513,515
Farmers Capital Bank Corp.               1,205          23,835
First Bancorp North Carolina            20,288         355,040
V  First Bancorp Puerto Rico           249,405       2,548,919
First Commonwealth Financial
  Corp.                                 58,698         649,200
First Community Bancshares,
  Inc.                                  19,836         620,867
First Financial Bancorp                 21,241         285,691
First Financial Bankshares,
  Inc.                                  16,287         882,593
First Financial Corp., IN               11,711         495,141
First Merchants Corp.                   64,967       1,429,924
First Midwest Bancorp Inc.              50,230       1,115,608
V  FirstMerit Corp.                    120,862       2,818,502
Heartland Financial USA,
  Inc.                                   1,945          46,194
Integra Bank Corp.                       5,300          31,959
Investors Bancorp, Inc. (a)             46,042         661,163
Lakeland Bancorp, Inc.                  80,667         888,950
Lakeland Financial Corp.                31,748         712,743
MainSource Financial Group,
  Inc.                                  18,065         322,641
National Penn Bancshares,
  Inc.                                 112,612       1,907,647
NBT Bancorp, Inc.                       26,695         744,257
Old National Bancorp                    36,745         695,950
Old Second Bancorp, Inc.                10,238         138,213
Oriental Financial Group,
  Inc.                                 132,720       2,155,373
Pacific Capital Bancorp                 78,355       1,538,892
Renasant Corp.                          18,654         390,988
Republic Bancorp Inc. Class A            2,108          48,526
Sandy Spring Bancorp, Inc.               9,041         194,110
Santander BanCorp                       17,043         161,738
Simmons First National Corp.
  Class A                               18,322         568,348


 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of October 31, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 11


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
Southside Bancshares, Inc.              79,786   $   1,922,045
Sterling Bancorp                         1,100          17,248
Susquehanna Bancshares, Inc.            55,217         855,311
UMB Financial Corp.                     36,152       1,638,770
Umpqua Holdings Corp.                   48,642         827,887
W Holding Co., Inc.                    571,790         371,663
West BanCorp., Inc.                        723           9,037
Westamerica Bancorp.                    14,811         847,930
                                                 -------------
                                                    36,443,479

                                                 -------------

COMMERCIAL SERVICES & SUPPLIES 2.4%
ABM Industries, Inc.                    99,598       1,626,435
ACCO Brands Corp. (a)                   23,029          64,942
Bowne & Co., Inc.                       84,862         661,075
Cenveo, Inc. (a)                         1,566           7,564
Consolidated Graphics, Inc.
  (a)                                    9,827         127,849
Deluxe Corp.                           108,750       1,322,400
EnergySolutions, Inc.                  115,215         519,620
IKON Office Solutions, Inc.              5,010          86,322
Knoll, Inc.                              2,501          36,165
Standard Parking Corp. (a)              18,797         393,985
Viad Corp.                              15,017         328,121
                                                 -------------
                                                     5,174,478

                                                 -------------

COMMUNICATIONS EQUIPMENT 1.9%
3Com Corp. (a)                         154,194         420,950
Adtran, Inc.                            14,601         221,935
Arris Group, Inc. (a)                   51,034         352,645
Avocent Corp. (a)                       32,281         484,861
Bel Fuse, Inc. Class B                   1,399          30,358
Black Box Corp.                         48,647       1,479,355
Cogo Group, Inc. (a)                    34,709         188,817
DG FastChannel, Inc. (a)                 3,674          65,066
MRV Communications, Inc. (a)           443,131         327,873
NETGEAR, Inc. (a)                       18,075         199,729
PC-Tel, Inc.                             8,494          49,860
Plantronics, Inc.                       29,318         423,352
                                                 -------------
                                                     4,244,801

                                                 -------------

COMPUTERS & PERIPHERALS 0.8%
Electronics for Imaging, Inc.
  (a)                                   71,532         758,239
Imation Corp.                           72,813         897,056
Quantum Corp. (a)                      314,491          91,203
Silicon Graphics, Inc. (a)              16,000          83,200
                                                 -------------
                                                     1,829,698

                                                 -------------

CONSTRUCTION & ENGINEERING 1.8%
EMCOR Group, Inc. (a)                   81,453       1,447,420
Granite Construction, Inc.              19,834         707,479
Layne Christensen Co. (a)                9,148         240,410
Michael Baker Corp. (a)                  8,974         213,850
Perini Corp. (a)                        69,715       1,325,979
                                                 -------------
                                                     3,935,138
                                                 -------------

CONSUMER FINANCE 1.2%
Cash America International,
  Inc.                                  42,981       1,520,238
EZCORP, Inc. Class A (a)                69,056       1,093,847
                                                 -------------
                                                     2,614,085

                                                 -------------

DIVERSIFIED CONSUMER SERVICES 0.9%
Corinthian Colleges, Inc. (a)           14,785         211,130
Jackson Hewitt Tax Service,
  Inc.                                  17,431         240,199
Steiner Leisure, Ltd. (a)               57,151       1,480,211
thinkorswim Group, Inc. (a)             18,800         150,400
                                                 -------------
                                                     2,081,940

                                                 -------------

DIVERSIFIED FINANCIAL SERVICES 0.3%
Compass Diversified Holdings            32,077         391,340
Interactive Brokers Group,
  Inc. (a)                               8,698         185,876
                                                 -------------
                                                       577,216

                                                 -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 1.3%
Atlantic Tele-Network, Inc.             63,354       1,541,403
Cincinnati Bell, Inc. (a)              273,122         652,762
Premiere Global Services,
  Inc. (a)                              56,422         561,399
Shenandoah Telecommunications
  Co.                                    4,784         114,672
                                                 -------------
                                                     2,870,236

                                                 -------------

ELECTRIC UTILITIES 1.6%
Central Vermont Public
  Service Corp.                         11,238         223,749
Cleco Corp.                              5,482         126,141
El Paso Electric Co. (a)                24,047         445,350
V  Portland General Electric
  Co.                                  113,827       2,335,730
Sierra Pacific Resources                27,861         230,968
UIL Holdings Corp.                       2,525          83,325
                                                 -------------
                                                     3,445,263

                                                 -------------

ELECTRICAL EQUIPMENT 0.5%
Acuity Brands, Inc.                     14,659         512,479
Baldor Electric Co.                     26,736         469,484
EnerSys (a)                             11,386         150,523
Ultralife Corp. (a)                      2,454          21,325
                                                 -------------
                                                     1,153,811

                                                 -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 2.6%
Agilysys, Inc.                          25,060         100,741
Anixter International, Inc.
  (a)                                   15,052         505,898
Benchmark Electronics, Inc.
  (a)                                   73,838         885,317
Brightpoint, Inc. (a)                    5,608          32,302
CTS Corp.                               32,130         224,589
Methode Electronics, Inc.              124,156         942,344
MTS Systems Corp.                        7,043         228,757
Park Electrochemical Corp.              62,159       1,343,877
Plexus Corp. (a)                        10,764         200,856
Sanmina-SCI Corp. (a)                  658,885         494,164



12    MainStay Small Cap Opportunity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
ScanSource, Inc. (a)                     3,920   $      77,773
Smart Modular Technologies,
  Inc. (a)                               5,604          15,187
SYNNEX Corp. (a)                        10,683         164,839
Technitrol, Inc.                        89,936         518,931
                                                 -------------
                                                     5,735,575
                                                 -------------

ENERGY EQUIPMENT & SERVICES 0.8%
Gulfmark Offshore, Inc. (a)              3,351         123,987
Lufkin Industries, Inc.                 17,418         911,310
Matrix Service Co. (a)                   7,447          91,226
Newpark Resources, Inc. (a)            120,746         694,289
PHI, Inc. (a)                              301           6,315
                                                 -------------
                                                     1,827,127

                                                 -------------

FOOD & STAPLES RETAILING 1.1%
Andersons, Inc. (The)                   52,620       1,401,270
Ingles Markets, Inc. Class A            17,495         326,457
Winn-Dixie Stores, Inc. (a)             44,842         673,527
                                                 -------------
                                                     2,401,254

                                                 -------------

FOOD PRODUCTS 2.1%
Cal-Maine Foods, Inc.                   57,991       1,704,355
Chiquita Brands
  International, Inc. (a)               26,864         366,694
V  Fresh Del Monte Produce,
  Inc.(a)                              109,626       2,314,205
Reddy Ice Holdings, Inc.                77,936         207,310
                                                 -------------
                                                     4,592,564

                                                 -------------

GAS UTILITIES 3.9%
Chesapeake Utilities Corp.               1,407          43,955
Laclede Group, Inc. (The)               35,063       1,834,496
New Jersey Resources Corp.              52,908       1,970,294
Nicor, Inc.                             40,614       1,876,773
V  WGL Holdings, Inc.                   86,358       2,779,864
                                                 -------------
                                                     8,505,382

                                                 -------------

HEALTH CARE EQUIPMENT & SUPPLIES 1.0%
CONMED Corp. (a)                        15,966         418,309
Invacare Corp.                          16,031         291,604
Medical Action Industries,
  Inc. (a)                               5,184          59,616
STERIS Corp.                            23,810         810,493
Zoll Medical Corp. (a)                  24,388         587,263
                                                 -------------
                                                     2,167,285

                                                 -------------

HEALTH CARE PROVIDERS & SERVICES 4.3%
AMERIGROUP Corp. (a)                    38,231         955,775
Catalyst Health Solutions,
  Inc. (a)                              19,407         327,396
Centene Corp. (a)                       62,487       1,177,255
Chemed Corp.                             3,773         165,220
Cross Country Healthcare,
  Inc. (a)                              50,342         569,871
Emergency Medical Services,
  L.P. (a)                               3,200         105,152
Gentiva Health Services, Inc.
  (a)                                   20,026         543,706
Healthspring, Inc. (a)                  29,599         488,975
Kindred Healthcare, Inc. (a)            43,508         630,431
Magellan Health Services,
  Inc. (a)                              42,876       1,583,839
Molina Healthcare, Inc. (a)             35,825         797,823
MWI Veterinary Supply, Inc.
  (a)                                      982          34,007
Owens & Minor, Inc.                      2,272          98,309
PharMerica Corp. (a)                    14,862         305,117
PSS World Medical, Inc. (a)             38,179         692,567
RehabCare Group, Inc. (a)                8,970         153,656
Res-Care, Inc. (a)                      58,128         895,753
                                                 -------------
                                                     9,524,852

                                                 -------------

HEALTH CARE TECHNOLOGY 0.4%
Computer Programs & Systems,
  Inc.                                  32,922         911,610
                                                 -------------


HOTELS, RESTAURANTS & LEISURE 0.9%
Bob Evans Farms, Inc.                    9,308         194,351
CEC Entertainment, Inc. (a)                778          19,979
Domino's Pizza, Inc. (a)                 8,584          51,075
Einstein Noah Restaurant
  Group, Inc. (a)                        2,220          17,805
Jack in the Box, Inc. (a)               66,383       1,334,298
Papa John's International,
  Inc. (a)                              15,682         353,786
                                                 -------------
                                                     1,971,294

                                                 -------------

HOUSEHOLD DURABLES 1.4%
American Greetings Corp.
  Class A                               32,316         377,451
National Presto Industries,
  Inc.                                  17,628       1,167,855
Ryland Group, Inc.                      86,300       1,621,577
                                                 -------------
                                                     3,166,883

                                                 -------------

INSURANCE 7.3%
American Physicians Capital,
  Inc.                                  43,048       1,761,094
American Safety Insurance
  Holdings, Ltd. (a)                       100           1,035
Amerisafe, Inc. (a)                      6,545         112,836
Argo Group International (a)            10,508         335,205
V  Aspen Insurance Holdings,
  Ltd.                                 119,449       2,742,549
Castlepoint Holdings, Ltd.             115,807       1,044,579
CNA Surety Corp. (a)                     4,108          56,896
First Mercury Financial Corp.
  (a)                                   19,183         206,985
Flagstone Reinsurance
  Holdings, Ltd.                         5,256          55,661
Horace Mann Educators Corp.             25,799         205,360
V  IPC Holdings, Ltd.                   89,858       2,480,979
Maiden Holdings, Ltd.                    6,900          31,188
Montpelier Re Holdings, Ltd.            21,517         307,908
National Financial Partners
  Corp.                                 13,723          91,395
Phoenix Cos., Inc. (The)               137,359         888,713
V  Platinum Underwriters
  Holdings, Ltd.                        80,445       2,553,324
Safety Insurance Group, Inc.            13,008         494,174
SeaBright Insurance Holdings,
  Inc. (a)                             160,690       1,680,817
Tower Group, Inc.                       18,877         396,983


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 13


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
INSURANCE (CONTINUED)
Validus Holdings, Ltd.                  11,404   $     202,307
Zenith National Insurance
  Corp.                                 16,996         558,489
                                                 -------------
                                                    16,208,477
                                                 -------------

INTERNET SOFTWARE & SERVICES 1.0%
ModusLink Global Solutions,
  Inc. (a)                              16,038          89,171
Perficient, Inc. (a)                    20,283         111,354
S1 Corp. (a)                           104,488         655,140
SonicWALL, Inc. (a)                     26,298         117,815
United Online, Inc.                    150,906       1,116,704
                                                 -------------
                                                     2,090,184

                                                 -------------

IT SERVICES 2.7%
Acxiom Corp.                            41,887         329,232
CACI International, Inc.
  Class A (a)                            3,434         141,412
CIBER, Inc. (a)                        140,637         759,440
CSG Systems International,
  Inc. (a)                              70,991       1,180,580
Gevity HR, Inc.                          4,864          16,586
Heartland Payment Systems,
  Inc.                                   4,600          80,086
infoGROUP, Inc.                        138,645         618,357
Integral Systems Inc. (a)               26,720         656,510
ManTech International Corp.
  Class A (a)                            6,962         375,530
MAXIMUS, Inc.                            9,918         316,781
Perot Systems Corp. Class A
  (a)                                   24,527         352,943
SAIC, Inc. (a)                          38,738         715,491
SI International, Inc. (a)                 369          10,627
SRA International, Inc. Class
  A (a)                                 15,822         292,391
TeleTech Holdings, Inc. (a)              7,589          68,605
                                                 -------------
                                                     5,914,571

                                                 -------------

LEISURE EQUIPMENT & PRODUCTS 0.3%
Jakks Pacific, Inc. (a)                 16,255         363,624
Nautilus, Inc. (a)                      39,198          95,643
Polaris Industries, Inc.                 2,387          80,370
RC2 Corp. (a)                            4,171          52,972
                                                 -------------
                                                       592,609

                                                 -------------

LIFE SCIENCES TOOLS & SERVICES 0.3%
Affymetrix, Inc. (a)                    23,102          85,246
Albany Molecular Research,
  Inc. (a)                               7,341          92,864
Life Sciences Research, Inc.
  (a)                                    3,487          64,300
PAREXEL International Corp.
  (a)                                   32,222         335,109
Varian, Inc. (a)                           961          35,413
                                                 -------------
                                                       612,932

                                                 -------------

MACHINERY 3.2%
Ampco-Pittsburgh Corp.                  11,845         280,016
Barnes Group, Inc.                      21,400         310,514
Cascade Corp.                            3,943         130,158
Chart Industries, Inc. (a)               7,430         101,197
Circor International, Inc.               6,935         212,558
Force Protection, Inc. (a)             489,409       1,365,451
L.B. Foster Co. Class A (a)             44,387       1,220,642
Lindsay Corp.                           20,619         981,052
Mueller Industries, Inc.                12,956         296,304
NACCO Industries, Inc. Class
  A                                     16,535       1,018,721
Robbins & Myers, Inc.                   35,928         732,931
Tecumseh Products Co. Class A
  (a)                                   22,501         416,719
Twin Disc, Inc.                          7,858          60,899
                                                 -------------
                                                     7,127,162

                                                 -------------

MARINE 0.2%
Eagle Bulk Shipping, Inc.               22,015         219,489
Genco Shipping & Trading,
  Ltd.                                  12,115         252,598
                                                 -------------
                                                       472,087

                                                 -------------

MEDIA 0.0%++
Idearc, Inc.                            84,243          32,012
                                                 -------------


METALS & MINING 1.5%
A.M. Castle & Co.                       19,051         231,851
China Precision Steel, Inc.
  (a)                                    2,339           5,076
Compass Minerals
  International, Inc.                   18,291       1,004,725
Horsehead Holding Corp. (a)             16,147          55,868
Olympic Steel, Inc.                     33,891         774,748
Schnitzer Steel Industries,
  Inc. Class A                          34,737         935,467
Stillwater Mining Co. (a)               53,890         213,404
Sutor Technology Group, Ltd.
  (a)                                    6,579          14,145
                                                 -------------
                                                     3,235,284

                                                 -------------

MULTI-UTILITIES 0.3%
Northwestern Corp.                      23,347         456,200
PNM Resources, Inc.                     30,509         297,463
                                                 -------------
                                                       753,663

                                                 -------------

MULTILINE RETAIL 0.1%
Fred's, Inc.                            22,961         281,272
                                                 -------------


OIL, GAS & CONSUMABLE FUELS 1.7%
Brigham Exploration Co. (a)             11,450          89,768
Callon Petroleum Co. (a)                 9,292          95,893
Contango Oil & Gas Co. (a)                 321          17,655
International Coal Group,
  Inc. (a)                             131,961         617,577
Meridian Resource Corp. (a)            531,029         626,614
Nordic American Tanker
  Shipping                               1,250          37,063
Pacific Ethanol, Inc. (a)              686,184         617,566
Rosetta Resources, Inc. (a)             28,786         303,692
Stone Energy Corp. (a)                  25,849         784,259
Swift Energy Co. (a)                     7,950         255,036
Teekay Tankers, Ltd.                    13,732         166,844
VAALCO Energy, Inc. (a)                 24,897         131,954
                                                 -------------
                                                     3,743,921
                                                 -------------



14    MainStay Small Cap Opportunity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
PAPER & FOREST PRODUCTS 0.6%
Buckeye Technologies, Inc.
  (a)                                  234,302   $   1,380,039
KapStone Paper and Packaging
  Corp. (a)                              5,238          25,090
Verso Paper Corp.                        1,200           1,860
                                                 -------------
                                                     1,406,989
                                                 -------------

PERSONAL PRODUCTS 0.1%
Elizabeth Arden, Inc. (a)               11,417         197,400
Prestige Brands Holdings,
  Inc. (a)                               7,360          50,858
                                                 -------------
                                                       248,258

                                                 -------------

PHARMACEUTICALS 0.1%
Obagi Medical Products, Inc.
  (a)                                    9,764          81,236
ViroPharma, Inc. (a)                    12,100         151,734
                                                 -------------
                                                       232,970

                                                 -------------

PROFESSIONAL SERVICES 0.9%
CDI Corp.                               60,701         789,113
Heidrick & Struggles
  International, Inc.                   17,143         413,661
ICF International, Inc. (a)              3,851          71,552
MPS Group, Inc. (a)                        957           7,455
On Assignment, Inc. (a)                 22,429         145,788
Spherion Corp. (a)                      23,230          73,871
Watson Wyatt Worldwide, Inc.
  Class A                               12,154         516,180
                                                 -------------
                                                     2,017,620

                                                 -------------

REAL ESTATE INVESTMENT TRUSTS 7.9%
Agree Realty Corp.                      22,898         459,563
Arbor Realty Trust, Inc.               101,128         364,061
Associated Estates Realty
  Corp.                                  4,315          35,210
Corporate Office Properties
  Trust                                 63,976       1,989,014
DiamondRock Hospitality Co.             42,615         220,746
EastGroup Properties, Inc.               6,937         232,251
Education Realty Trust, Inc.           101,031         429,382
Entertainment Properties
  Trust                                 21,405         801,617
Equity Lifestyle Properties,
  Inc.                                  19,229         807,426
Equity One, Inc.                         8,838         154,400
First Potomac Realty Trust              25,429         312,268
Hersha Hospitality Trust                 4,126          17,370
Highwoods Properties, Inc.              36,726         911,539
Home Properties, Inc.                    7,042         285,130
Investors Real Estate Trust             39,021         385,527
Lexington Realty Trust                  14,693         117,985
Mid-America Apartment
  Communities, Inc.                     40,529       1,428,242
National Health Investors,
  Inc.                                  49,703       1,488,108
National Retail Properties,
  Inc.                                  65,561       1,168,953
V  OMEGA Healthcare
  Investors, Inc.                      143,207       2,158,129
Parkway Properties, Inc.                14,067         242,656
Pennsylvania Real Estate
  Investment Trust                     113,150       1,431,347
PS Business Parks, Inc.                 12,100         547,767
Ramco-Gershenson Properties
  Trust                                 22,406         295,311
Saul Centers, Inc.                         473          17,307
Strategic Hotels & Resorts,
  Inc.                                  23,902         118,315
U-Store-It Trust                       152,210       1,044,161
                                                 -------------
                                                    17,463,785
                                                 -------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.0%++
Meruelo Maddux Properties,
  Inc. (a)                              47,841          46,884
                                                 -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.4%
Amkor Technology, Inc. (a)              58,555         237,733
MKS Instruments, Inc. (a)               12,800         237,440
Trident Microsystems, Inc.
  (a)                                  270,653         489,882
                                                 -------------
                                                       965,055

                                                 -------------

SOFTWARE 0.3%
Blackbaud, Inc.                          2,059          31,297
Jack Henry & Associates,
  Inc.                                   3,444          65,470
JDA Software Group, Inc. (a)            26,941         384,718
Pegasystems, Inc.                        2,168          28,357
Quest Software, Inc. (a)                13,800         182,850
                                                 -------------
                                                       692,692

                                                 -------------

SPECIALTY RETAIL 4.6%
Aeropostale, Inc. (a)                   54,177       1,311,625
Asbury Automotive Group,
  Inc.                                 105,047         341,403
Books-A-Million, Inc.                   64,724         203,881
Cache, Inc. (a)                          2,830          10,160
Cato Corp. (The) Class A                10,025         155,588
Charlotte Russe Holding, Inc.
  (a)                                   39,506         333,826
Childrens Place Retail
  Stores, Inc. (The) (a)                 2,447          81,803
Citi Trends, Inc. (a)                   11,133         186,255
Finish Line, Inc. (The) Class
  A                                    123,331       1,180,278
Genesco, Inc. (a)                       64,577       1,602,155
Gymboree Corp. (The) (a)                 5,054         130,696
HOT Topic, Inc. (a)                     21,297         138,005
Jo-Ann Stores, Inc. (a)                 67,847       1,299,948
JOS. A. Bank Clothiers, Inc.
  (a)                                      810          20,631
Men's Wearhouse, Inc. (The)                545           8,333
New York & Co., Inc. (a)                28,820          81,272
Sonic Automotive, Inc.                  58,606         300,649
Tractor Supply Co. (a)                  48,898       2,032,201
Wet Seal, Inc. (The) (a)               246,828         725,674
                                                 -------------
                                                    10,144,383

                                                 -------------

TEXTILES, APPAREL & LUXURY GOODS 2.8%
Carter's, Inc. (a)                      13,936         296,001
G-III Apparel Group, Ltd. (a)           99,501       1,374,109
Maidenform Brands, Inc. (a)             52,617         577,735
Perry Ellis International,
  Inc. (a)                              22,660         221,841
Skechers U.S.A., Inc. Class A
  (a)                                    1,725          23,425
Steven Madden, Ltd. (a)                 83,518       1,819,022
Unifi, Inc. (a)                         23,696         113,741


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 15


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
TEXTILES, APPAREL & LUXURY GOODS (CONTINUED)
Warnaco Group, Inc. (The) (a)           38,238   $   1,139,875
Wolverine World Wide, Inc.              25,038         588,393
                                                 -------------
                                                     6,154,142
                                                 -------------

THRIFTS & MORTGAGE FINANCE 3.4%
Anchor Bancorp Wisconsin,
  Inc.                                  35,317         201,307
Bank Mutual Corp.                       87,567       1,009,647
Dime Community Bancshares               66,184       1,105,273
ESSA Bancorp, Inc.                      13,974         193,680
First Financial Holdings,
  Inc.                                  71,371       1,548,751
First Niagara Financial
  Group, Inc.                           45,096         711,164
Flushing Financial Corp.               115,363       1,793,895
Guaranty Financial Group,
  Inc. (a)                             368,779         748,621
United Financial Bancorp,
  Inc.                                   3,809          53,326
Westfield Financial, Inc.                3,995          41,348
                                                 -------------
                                                     7,407,012

                                                 -------------

TOBACCO 0.3%
Alliance One International,
  Inc. (a)                             163,351         545,592

                                                 -------------

TRADING COMPANIES & DISTRIBUTORS 1.5%
Aircastle, Ltd.                        187,326       1,301,916
Applied Industrial
  Technologies, Inc.                    68,290       1,378,775
Kaman Corp. Class A                     19,374         494,618
TAL International Group,
  Inc.                                   3,997          66,190
Textainer Group Holdings,
  Ltd.                                   3,819          42,124
                                                 -------------
                                                     3,283,623

                                                 -------------

WIRELESS TELECOMMUNICATION SERVICES 0.8%
Syniverse Holdings, Inc. (a)            68,305       1,284,134
USA Mobility, Inc. (a)                  46,853         452,131
                                                 -------------
                                                     1,736,265
                                                 -------------
Total Common Stocks
  (Cost $287,436,162)                              216,761,565
                                                 -------------


                                     PRINCIPAL
                                        AMOUNT
SHORT-TERM INVESTMENTS 2.0%
--------------------------------------------------------------

REPURCHASE AGREEMENT 0.0%++
State Street Bank and Trust
  Co.
  0.10%, dated 10/31/08
  due 11/3/08
  Proceeds at Maturity
  $47,868 (Collateralized by
  a Federal National Mortgage
  Association Security with a

  rate of 4.88% and a
  maturity
  date of 4/15/09, with a
  Principal Amount of $50,000
  and a
  Market Value of $50,562)          $   47,867          47,867
                                                 -------------
Total Repurchase Agreement
  (Cost $47,867)                                        47,867
                                                 -------------

U.S. GOVERNMENT 2.0%
United States Treasury Bills
0.357%, due 1/8/09 (b)               4,100,000       4,097,232
0.427%,due 1/29/09 (b)(c)              300,000         299,685
                                                 -------------
Total U.S. Government
  (Cost $4,393,881)                                  4,396,917

                                                 -------------
Total Short-Term Investments
  (Cost $4,441,748)                                  4,444,784
                                                 -------------
Total Investments
  (Cost $291,877,910) (e)                100.2%    221,206,349
Liabilities in Excess of
  Cash and Other Assets                   (0.2)       (381,694)
                                         -----    ------------
Net Assets                               100.0%  $ 220,824,655
                                         =====    ============





                            CONTRACTS         UNREALIZED
                                 LONG   APPRECIATION (D)
FUTURES CONTRACTS 0.3%
--------------------------------------------------------

Russell 2000 Index
  Mini December 2008            85             $ 567,308
                                               ---------
Total Futures Contracts
  (Settlement Value
  $4,560,250)                                   $567,308
                                               ---------
                                               ---------





++   Less than one-tenth of a percent.
+++  On a daily basis NYLIM confirms that the
     value of the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
(a)  Non-income producing security.
(b)  Interest rate presented is yield to
     maturity.
(c)  Segregated, or partially segregated as
     collateral for futures contracts.
(d)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at October 31,
     2008.
(e)  At October 31, 2008, cost is $296,346,115
     for federal income tax purposes and net
     unrealized depreciation is as follows:



     Gross unrealized
            appreciation           $  8,383,146
     Gross unrealized
            depreciation            (83,522,912)
                                   ------------
     Net unrealized depreciation   $(75,139,766)
                                   ============






16    MainStay Small Cap Opportunity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $291,877,910)     $ 221,206,349
Receivables:
  Dividends and interest                   481,600
  Variation margin on futures
     contracts                             183,537
  Fund shares sold                          79,293
Other assets                                37,448
                                     -------------
     Total assets                      221,988,227
                                     -------------
LIABILITIES:
Payables:
  Transfer agent (See Note 3)              356,321
  Fund shares redeemed                     344,437
  Manager (See Note 3)                     192,525
  Shareholder communication                111,489
  Professional fees                         64,471
  Custodian                                 40,904
  NYLIFE Distributors (See Note 3)          40,776
  Trustees                                   3,916
Accrued expenses                             8,696
Dividend payable                                37
                                     -------------
     Total liabilities                   1,163,572
                                     -------------
Net assets                           $ 220,824,655
                                     =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $     216,821
Additional paid-in capital             485,992,240
                                     -------------
                                       486,209,061
Accumulated undistributed net
  investment income                      4,695,596
Accumulated net realized loss on
  investments and futures
  transactions                        (199,975,749)
Net unrealized depreciation on
  investments and futures contracts    (70,104,253)
                                     -------------
Net assets                           $ 220,824,655
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  11,480,171
                                     =============
Shares of beneficial interest
  outstanding                            1,132,616
                                     =============
Net asset value per share
  outstanding                        $       10.14
Maximum sales charge (5.50% of
  offering price)                             0.59
                                     -------------
Maximum offering price per share
  outstanding                        $       10.73
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $  64,526,798
                                     =============
Shares of beneficial interest
  outstanding                            6,365,141
                                     =============
Net asset value per share
  outstanding                        $       10.14
Maximum sales charge (5.50% of
  offering price)                             0.59
                                     -------------
Maximum offering price per share
  outstanding                        $       10.73
                                     =============
CLASS B
Net assets applicable to
  outstanding shares                 $  13,304,834
                                     =============
Shares of beneficial interest
  outstanding                            1,371,993
                                     =============
Net asset value and offering price
  per share outstanding              $        9.70
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $  15,123,222
                                     =============
Shares of beneficial interest
  outstanding                            1,558,836
                                     =============
Net asset value and offering price
  per share outstanding              $        9.70
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $ 116,389,630
                                     =============
Shares of beneficial interest
  outstanding                           11,253,465
                                     =============
Net asset value and offering price
  per share outstanding              $       10.34
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 17

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  12,285,394
  Income from securities
     loaned--net                         2,264,481
  Interest                                 264,729
                                     -------------
     Total income                       14,814,604
                                     -------------
EXPENSES:
  Manager (See Note 3)                   5,135,480
  Transfer agent--Investor Class
     (See Note 3)                           44,791
  Transfer agent--Class A (See Note
     3)                                    769,608
  Transfer agent--Classes B and C
     (See Note 3)                          285,863
  Transfer agent Class I (See Note
     3)                                  1,142,770
  Distribution/Service--Investor
     Class (See Note 3)                     23,061
  Distribution/Service--Class A
     (See Note 3)                          386,432
  Service--Class B (See Note 3)             53,048
  Service--Class C (See Note 3)             73,011
  Distribution--Class B (See Note
     3)                                    159,143
  Distribution--Class C (See Note
     3)                                    219,032
  Shareholder communication                135,331
  Custodian                                 88,447
  Professional fees                         82,226
  Registration                              78,078
  Trustees                                  21,213
  Miscellaneous                             55,055
                                     -------------
     Total expenses before waiver        8,752,589
  Expense waiver from Manager (See
     Note 3)                            (1,248,722)
                                     -------------
     Net expenses                        7,503,867
                                     -------------
Net investment income                    7,310,737
                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on:
  Security transactions               (188,084,235)
  Futures transactions                  (2,682,417)
                                     -------------
Net realized loss on investments
  and futures transactions            (190,766,652)
                                     -------------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions                (55,625,393)
  Futures contracts                        370,077
                                     -------------
Net change in unrealized
  depreciation on investments and
  futures contracts                    (55,255,316)
                                     -------------
Net realized and unrealized loss on
  investments and futures
  transactions                        (246,021,968)
                                     -------------
Net decrease in net assets
  resulting from operations          $(238,711,231)
                                     =============



(a) Dividends recorded net of foreign withholding taxes in the amount of $3,787.



18    MainStay Small Cap Opportunity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                       2008             2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income       $    7,310,737   $    7,511,528
 Net realized gain (loss)
  on investments and
  futures transactions         (190,766,652)     106,602,356
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and futures
  contracts                     (55,255,316)    (174,717,548)
                             -------------------------------
 Net decrease in net
  assets resulting from
  operations                   (238,711,231)     (60,603,664)
                             -------------------------------

Dividends and distributions to
 shareholders:
 From net investment
  income:
    Class A                      (1,870,802)              --
    Class I                      (7,498,289)        (116,165)
                             -------------------------------
                                 (9,369,091)        (116,165)
                             -------------------------------
 From net realized gain on
  investments:
    Class A                     (28,928,748)              --
    Class B                      (3,462,812)              --
    Class C                      (5,460,212)              --
    Class I                     (57,146,695)              --
                             -------------------------------
                                (94,998,467)              --
                             -------------------------------

 Total dividends and
  distributions to
  shareholders                 (104,367,558)        (116,165)
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        135,834,496      287,310,908
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              93,050,364          109,458
 Cost of shares redeemed       (683,885,456)    (738,943,015)
                             -------------------------------
    Decrease in net assets
     derived from capital
     share transactions        (455,000,596)    (451,522,649)
                             -------------------------------
    Net decrease in net
     assets                    (798,079,385)    (512,242,478)

NET ASSETS:
Beginning of year             1,018,904,040    1,531,146,518
                             -------------------------------
End of year                  $  220,824,655   $1,018,904,040
                             ===============================
Accumulated undistributed
 net investment income at
 end of year                 $    4,695,596   $    7,260,557
                             ===============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                    INVESTOR CLASS
                                    --------------
                                     FEBRUARY 28,
                                        2008**                                         CLASS A
                                        THROUGH             -------------------------------------------------------------
                                      OCTOBER 31,                               YEAR ENDED OCTOBER 31,

                                    -------------------------------------------------------------------------------------
                                         2008                 2008             2007              2006              2005
Net asset value at
  beginning of period                   $ 13.86             $ 18.65          $  19.87          $  19.60          $  18.58
                                        -------             -------          --------          --------          --------
Net investment income
  (loss) (a)                               0.10                0.17              0.07             (0.07)            (0.08)
Net realized and
  unrealized gain (loss)
  on investments                          (3.82)              (6.55)            (1.29)             2.14              4.01
                                        -------             -------          --------          --------          --------
Total from investment
  operations                              (3.72)              (6.38)            (1.22)             2.07              3.93
                                        -------             -------          --------          --------          --------
Less dividends and
  distributions:
  From net investment
     income                                  --               (0.12)               --                --                --
  From net realized gain
     on investments                          --               (2.01)               --             (1.80)            (2.91)
                                        -------             -------          --------          --------          --------
Total dividends and
  distributions                              --               (2.13)               --             (1.80)            (2.91)
                                        -------             -------          --------          --------          --------
Net asset value at end of
  period                                $ 10.14             $ 10.14          $  18.65          $  19.87          $  19.60
                                        =======             =======          ========          ========          ========
Total investment return
  (b)(d)                                 (26.91%)(c)         (38.10%)           (6.09%)           11.20%            22.66%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                                1.10% ++            1.24%             0.33%            (0.39%)           (0.44%)
  Net expenses                             1.80% ++            1.65%             1.66%             1.64%             1.66%
  Expenses (before
     waiver/reimbursement)                 1.83% ++            1.84%             1.66%             1.64%             1.66%
Portfolio turnover rate                     158%                158%              134%              124%              159%
Net assets at end of
  period (in 000's)                     $11,480             $64,527          $301,031          $502,182          $194,615
                                      CLASS A
                                    -----------
                                     JANUARY 2,
                                       2004**
                                      THROUGH
                                    OCTOBER 31,

                                    -----------
                                        2004
Net asset value at
  beginning of period                 $ 16.78
                                      -------
Net investment income
  (loss) (a)                            (0.09)
Net realized and
  unrealized gain (loss)
  on investments                         1.89
                                      -------
Total from investment
  operations                             1.80
                                      -------
Less dividends and
  distributions:
  From net investment
     income                                --
  From net realized gain
     on investments                        --
                                      -------
Total dividends and
  distributions                            --
                                      -------
Net asset value at end of
  period                              $ 18.58
                                      =======
Total investment return
  (b)(d)                                10.73% (c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                             (0.36%)++
  Net expenses                           1.87% ++#
  Expenses (before
     waiver/reimbursement)               1.87% ++#
Portfolio turnover rate                   132%
Net assets at end of
  period (in 000's)                   $24,621




                                                                      CLASS C
                                    ---------------------------------------------------------------------------


                                                               YEAR ENDED OCTOBER 31,

                                    ---------------------------------------------------------------------------
                                      2008             2007             2006              2005            2004
Net asset value at
  beginning of period               $ 17.94          $ 19.26          $  19.19          $ 18.37          $16.15
                                    -------          -------          --------          -------          ------
Net investment income
  (loss) (a)                           0.06            (0.09)            (0.21)           (0.22)          (0.25)
Net realized and
  unrealized gain (loss)
  on investments                      (6.29)           (1.23)             2.08             3.95            3.28
                                    -------          -------          --------          -------          ------
Total from investment
  operations                          (6.23)           (1.32)             1.87             3.73            3.03
                                    -------          -------          --------          -------          ------
Less dividends and
  distributions:
  From net investment
     income                              --               --                --               --              --
  From net realized gain
     on investments                   (2.01)              --             (1.80)           (2.91)          (0.81)
                                    -------          -------          --------          -------          ------
Total dividends and
  distributions                       (2.01)              --             (1.80)           (2.91)          (0.81)
                                    -------          -------          --------          -------          ------
Net asset value at end of
  period                            $  9.70          $ 17.94          $  19.26          $ 19.19          $18.37
                                    =======          =======          ========          =======          ======
Total investment return
  (b)(d)                             (38.60%)          (6.80%)           10.32%           21.72%          19.29%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                            0.45%           (0.44%)           (1.14%)          (1.19%)         (1.13%)
  Net expenses                         2.45%            2.41%             2.39%            2.41%           2.62% #
  Expenses (before
     waiver/reimbursement)             2.67%            2.41%             2.39%            2.41%           2.62% #
Portfolio turnover rate                 158%             134%              124%             159%            132%
Net assets at end of
  period (in 000's)                 $15,123          $54,264          $120,414          $48,316          $5,518




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
#    Includes transfer agent fees paid directly which amounted to 0.02% of average net assets for the period ended October 31, 2004 and custodian fees and other expenses paid indirectly which amounted to less than 0.01% of average net assets for the period indicated.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





20    MainStay Small Cap Opportunity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                              CLASS B
      -------------------------------------------------------
                                                   JANUARY 2,
                                                     2004**
                                                    THROUGH
                     YEAR ENDED OCTOBER 31,       OCTOBER 31,

      -------------------------------------------------------
        2008       2007       2006       2005         2004
      $ 17.94    $ 19.25    $ 19.18    $ 18.38      $ 16.71
      -------    -------    -------    -------      -------
         0.06      (0.08)     (0.21)     (0.22)       (0.19)
        (6.29)     (1.23)      2.08       3.93         1.86
      -------    -------    -------    -------      -------
        (6.23)     (1.31)      1.87       3.71         1.67
      -------    -------    -------    -------      -------

           --         --         --         --           --
        (2.01)        --      (1.80)     (2.91)          --
      -------    -------    -------    -------      -------
        (2.01)        --      (1.80)     (2.91)          --
      -------    -------    -------    -------      -------
      $  9.70    $ 17.94    $ 19.25    $ 19.18      $ 18.38
      =======    =======    =======    =======      =======
       (38.56%)    (6.81%)    10.32%     21.59%        9.99% (c)

         0.47%     (0.41%)    (1.12%)    (1.19%)      (1.12%)++
         2.44%      2.41%      2.39%      2.41%        2.62% ++#
         2.66%      2.41%      2.39%      2.41%        2.62% ++#
          158%       134%       124%       159%         132%
      $13,305    $32,502    $46,112    $48,496      $14,905



                               CLASS I
      --------------------------------------------------------


                       YEAR ENDED OCTOBER 31,

      --------------------------------------------------------
        2008        2007        2006        2005        2004
      $  19.03    $  20.18    $  19.79    $  18.67    $  16.26
      --------    --------    --------    --------    --------
          0.24        0.17        0.02        0.01        0.06
         (6.69)      (1.32)       2.17        4.02        3.21
      --------    --------    --------    --------    --------
         (6.45)      (1.15)       2.19        4.03        3.27
      --------    --------    --------    --------    --------

         (0.23)      (0.00)++       --          --       (0.05)
         (2.01)         --       (1.80)      (2.91)      (0.81)
      --------    --------    --------    --------    --------
         (2.24)      (0.00)++    (1.80)      (2.91)      (0.86)
      --------    --------    --------    --------    --------
      $  10.34    $  19.03    $  20.18    $  19.79    $  18.67
      ========    ========    ========    ========    ========
        (37.81%)     (5.69%)     11.73%      23.15%      20.72%

          1.69%       0.81%       0.09%       0.06%       0.32%
          1.20%       1.19%       1.17%       1.16%       1.18% #
          1.48%       1.35%       1.17%       1.16%       1.18% #
           158%        134%        124%        159%        132%
      $116,390    $631,108    $862,439    $317,602    $194,476




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds (the "Trust") was organized on July 30, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Small Cap Opportunity Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class I shares commenced on January 12, 1987. Class A shares and Class B shares commenced on January 2, 2004. Class C shares commenced on December 30, 2002. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek high total return.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as


22    MainStay Small Cap Opportunity Fund
defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objectives. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned.

                                                   mainstayinvestments.com    23

Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. Pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by NYLIM directly, without a subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.00% of the average daily net assets of the Fund. The Manager has also contractually agreed to waive its management fee to 0.95% on assets over $1.0 billion. Prior to May 1, 2008, the Manager had agreed to waive it management fee to 0.95% on assets over $1.5 billion.

Effective May 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.80%; Class A, 1.55%; Class B, 2.40%; Class C, 2.40%; and Class I, 1.19%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense. Between April 1, 2008 and May 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Investor Class, 1.80%, Class A, 1.70%; Class B, 2.55%; Class C, 2.55%; and Class I, 1.19%.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $5,135,480 and waived its fees in the amount of $1,248,722.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

       OCTOBER 31,
    2010          2011          TOTAL
 $1,305,029    $1,248,722    $2,553,751
---------------------------------------



Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses


24    MainStay Small Cap Opportunity Fund
did not exceed the following percentages of average daily net assets for each class: Class A, 1.70%; Class B, 2.45%; Class C, 2.45%; and Class I, 1.19%. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $4,645 and $10,263, respectively for the year ended October 31, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $2, $241, $61,687, and $4,255 respectively, for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $2,243,032.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                          $      878    0.0%++
--------------------------------------------------
Class B                                 845    0.0++
--------------------------------------------------
Class C                               1,292    0.0++
--------------------------------------------------
Class I                           2,754,157    2.4
--------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $27,933.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

               ACCUMULATED        OTHER         UNREALIZED          TOTAL
  ORDINARY       CAPITAL        TEMPORARY      APPRECIATION      ACCUMULATED
   INCOME      GAIN (LOSS)     DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
$4,695,596    $(194,940,236)       $--         $(75,139,766)    $(265,384,406)
-----------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sales deferrals, futures and REIT adjustments.


                                                   mainstayinvestments.com    25

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

   ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED     NET REALIZED     ADDITIONAL
 NET INVESTMENT      GAIN (LOSS)       PAID-IN
  INCOME (LOSS)    ON INVESTMENTS      CAPITAL
   $(506,607)         $506,606           $1
-----------------------------------------------



The reclassifications for the Fund are primarily due to real estate investment trusts, distributions, distribution redesignations, prior year net operating loss, and the treatment of passive foreign investment companies.

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $194,940,236 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                      CAPITAL LOSS
    CAPITAL LOSS         AMOUNTS
 AVAILABLE THROUGH       (000'S)
       2016             $194,940
----------------------------------



The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 shown in the Statement of Changes in Net Assets, was as follows:

                                      2008       2007
Distributions paid from:
  Ordinary Income             $ 19,289,432   $116,165
  Long-Term Capital Gains       85,078,126         --
-----------------------------------------------------
                              $104,367,558   $116,165
=====================================================



NOTE 5--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of securities, other than short-term securities, were $818,466 and $1,357,926, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                  SHARES         AMOUNT
Period ended October 31,
  2008 (a):
Shares sold                     297,156    $ 4,040,651
Shares redeemed                (246,008)    (3,187,536)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                     51,148        853,115
Shares converted into
  Investor Class
  (See Note 1)                1,181,962     15,686,288
Shares converted from
  Investor Class
  (See Note 1)                 (100,494)    (1,335,891)
                              ------------------------
Net increase                  1,132,616   $ 15,203,512
                              ========================



(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                    3,978,284   $  56,156,683
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,664,669      25,644,532
Shares redeemed              (14,436,478)   (203,503,496)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (8,793,525)   (121,702,281)
Shares converted into Class
  A
  (See Note 1)                   161,393       2,200,573
Shares converted from Class
  A
  (See Note 1)                (1,142,652)    (15,144,175)
                             ---------------------------
Net decrease                  (9,774,784)  $(134,645,883)
                             ===========================
Year ended October 31,
  2007:
Shares sold                    5,734,593   $ 116,384,929
Shares redeemed              (15,004,589)   (302,865,310)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (9,269,996)   (186,480,381)
Shares converted from Class
  B (See Note 1)                 130,371       2,692,704
                             ---------------------------
Net decrease                  (9,139,625)  $(183,787,677)
                             ===========================





26    MainStay Small Cap Opportunity Fund

 CLASS B                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                      164,553   $   2,135,917
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              217,627       3,209,993
Shares redeemed                 (716,632)     (9,649,628)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (334,452)     (4,303,718)
Shares converted from Class
  B
  (See Note 1)                  (105,204)     (1,406,795)
                             ---------------------------
Net decrease                    (439,656)  $  (5,710,513)
                             ===========================
Year ended October 31,
  2007:
Shares sold                      193,571   $   3,798,476
Shares redeemed                 (642,319)    (12,462,464)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (448,748)     (8,663,988)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (135,051)     (2,692,704)
                             ---------------------------
Net decrease                    (583,799)  $ (11,356,692)
                             ===========================


 CLASS C                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                      175,386   $   2,462,014
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              249,183       3,677,942
Shares redeemed               (1,889,664)    (25,824,537)
                             ---------------------------
Net decrease                  (1,465,095)  $ (19,684,581)
                             ===========================
Year ended October 31,
  2007:
Shares sold                      166,130   $   3,290,628
Shares redeemed               (3,395,099)    (66,105,919)
                             ---------------------------
Net decrease                  (3,228,969)  $ (62,815,291)
                             ===========================


 CLASS I                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                    4,947,957   $  71,039,231
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,845,657      60,517,897
Shares redeemed              (30,698,488)   (441,720,259)
                             ---------------------------
Net decrease                 (21,904,874)  $(310,163,131)
                             ===========================
Year ended October 31,
  2007:
Shares sold                    7,909,925   $ 163,836,875
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                5,288         109,458
Shares redeemed              (17,504,785)   (357,509,322)
                             ---------------------------
Net decrease                  (9,589,572)  $(193,562,989)
                             ===========================



NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, the Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 10--SUBSEQUENT EVENT:

As of January 1, 2009, the portfolio managers who manage the day-to-day investment operations of the Fund will transition from a division within NYLIM, currently referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly-owned subsidiary of NYLIM Holdings LLC. The new legal entity will be named Madison Square Investors LLC ("MSI"). The creation of MSI is not expected to impact the portfolio management team or investment strategy of the Fund. The Fund's Board of Trustees (the "Board") approved the appointment of MSI as a subadvisor to the Fund at a meeting on September 25, 2008. The Board also approved a new Subadvisory Agreement between NYLIM and MSI. There will be no change in the management fees paid by the Fund as a result of this transition.

At the same September 25th meeting, the Board approved a subadvisory agreement between NYLIM and MacKay Shields LLC ("MacKay") on behalf of the Fund. The Subadvisory Agreement provides that MacKay will manage the assets of the Fund as directed by NYLIM, and pursuant to the Fund's registration statements, subject to the approval of the Fund's shareholders. If the Fund's shareholders approve the Subadvisory Agreement with Mackay, the Fund will adopt the investment objective, strategies,

                                                   mainstayinvestments.com    27
risks and process of the MainStay Small Cap Value Fund ("Small Cap Value Fund"), a series of the Mainstay Funds.

At the September 25th meeting, the Board also approved a separate but related proposal for the Small Cap Value Fund. This separate proposal was submitted to shareholders of the Small Cap Value Fund seeking approval of an Agreement and Plan of Reorganization providing for (i) the acquisition of all the assets and the assumption of all the liabilities of the Small Cap Value Fund by the Small Cap Opportunity Fund, in exchange for shares of the Small Cap Opportunity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Small Cap Value Fund; and (ii) subsequent redemption of the shares and liquidation and dissolution of the Small Cap Value Fund (the "Small Cap Value Fund Merger").


The proposals relating to the new Subadvisory Agreement and the Small Cap Value Fund Merger will be presented to the Funds' respective shareholders for approval at separate meetings to be held on January 20, 2009. The Small Cap Value Fund Merger is contingent on the shareholders of the Small Cap Opportunity Fund approving the new Subadvisory Agreement with Mackay. Assuming shareholders of the Fund approve the new Subadvisory Agreement and shareholders of the Small Cap Value Fund approve the Agreement and Plan of Reorganization, then the Small Cap Value Fund will merge with and into the Fund, and the Fund will be renamed the "MainStay Small Company Value Fund," on or about February 13, 2009. The Fund will also reduce its management fee and adopt the investment objective, strategies, process, and risks of the Small Cap Value Fund in anticipation of the Small Cap Value Fund Merger. Changing the Fund's investment objective, strategies, process, and risks does not require shareholder approval.




28    MainStay Small Cap Opportunity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Small Cap Opportunity Fund ("the Fund"), one of the funds constituting Eclipse Funds as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Small Cap Opportunity Fund of Eclipse Funds as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008


                                                   mainstayinvestments.com    29

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory agreement. At its June 16-17, 2008 meeting, the Board of Trustees (the "Board") of the Small Cap Opportunity Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the Management Agreement (the "Agreement") for the Fund for one year.

In reaching its decision to approve the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreement, which was amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreement for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreement was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail


30    MainStay Small Cap Opportunity Fund
investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including enhancements to investment teams at NYLIM, and that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio management team, the number of accounts managed by the portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

As part of its evaluation of the Fund's investment performance, the Board noted the difficult environment for the small cap value asset class, as well as the Fund's relative underperformance when compared to peer small cap value funds. The Board considered the negative impact of fees and expenses on the Fund's relative investment performance, and took into account NYLIM's agreement to take specific steps designed to mitigate the impact of fees and expenses on the Fund's investment performance, as discussed below.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that NYLIM is taking appropriate and reasonable actions to address the Board's concerns about the Fund's investment performance. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's

                                                   mainstayinvestments.com    31
profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

The Board considered that NYLIM, after discussions with the Board, recently had agreed to move the existing contractual management fee breakpoint on that Fund from the $1.5 billion asset level to the $1.0 billion asset level, and to impose a new contractual expense limitation that is expected to have an immediate positive impact on the Fund's total expenses.

In assessing the reasonableness of the Fund's management fee and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the Agreement for one year.



32    MainStay Small Cap Opportunity Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advised shareholders within 60 days of the Fund's fiscal year end (October 31, 2008) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $85,078,126.

For the fiscal year ended October 31, 2008, the Fund designates approximately $4,579,566 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2008 should be multiplied by 0.7% to arrive at the amount eligible for qualified interest income and 97.7% for the corporate dividends received deduction.

In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).




                                                   mainstayinvestments.com    33

TRUSTEES AND OFFICERS

The Trustees oversee the Fund and the Manager. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

                                                                   NUMBER OF
                TERM OF OFFICE,                                    FUNDS IN FUND
                POSITION(S) HELD                                   COMPLEX         OTHER
NAME AND        WITH THE TRUST AND    PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH   LENGTH OF SERVICE     DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 -------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

JOHN Y. KIM     Indefinite; Trustee   Member of the Board of             73        Director, Eclipse Funds
9/24/60         since September       Managers and President and                   Inc. since September 2008,
                2008                  Chief Executive Officer                      (22 funds); Trustee, The
                                      (since April 2008) of New                    MainStay Funds since
                                      York Life Investment                         September 2008 (21 funds);
                                      Management LLC and New York                  Director, ICAP Funds, Inc.,
                                      Life Investment Management                   since September 2008 (4
                                      Holdings LLC; Member of the                  funds); Director, MainStay
                                      Board of Managers, MacKay                    VP Series Fund, Inc., since
                                      Shields LLC (since April                     September 2008 (23
                                      2008); Chairman of the                       portfolios)
                                      Board, Institutional
                                      Capital LLC, Madison
                                      Capital LLC, McMorgan &
                                      Company LLC, Chairman and
                                      Chief Executive Officer,
                                      NYLIFE Distributors LLC and
                                      Chairman of the Board of
                                      Managers, NYLCAP Manager,
                                      LLC (since April 2008);
                                      President, Prudential
                                      Retirement, a business unit
                                      of Prudential Financial,
                                      Inc. (2002 to 2007)
--------------------------------------------------------------------------------------------------------------




   * This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."



34    MainStay Small Cap Opportunity Fund

                                                                   NUMBER OF
                TERM OF OFFICE,                                    FUNDS IN FUND
                POSITIONS(S) HELD                                  COMPLEX         OTHER
NAME AND        WITH THE TRUST AND    PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH   LENGTH OF SERVICE     DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 -------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

SUSAN B.        Indefinite;           Partner, Strategic                 73        Chairman since 2005 and
KERLEY          Chairman since 2005   Management Advisors LLC                      Director since 1990,
8/12/51         and Trustee since     (since 1990)                                 Eclipse Funds Inc. (22
                2000                                                               funds); Chairman and
                                                                                   Trustee, The MainStay Funds
                                                                                   since 2007 (21 funds);
                                                                                   Chairman and Director, ICAP
                                                                                   Funds, Inc., since 2006 (4
                                                                                   funds); Chairman and
                                                                                   Director, MainStay VP
                                                                                   Series Fund, Inc., since
                                                                                   2007 (23 portfolios);
                                                                                   Trustee, Legg Mason
                                                                                   Partners Funds, Inc., since
                                                                                   1991 (68 portfolios)
--------------------------------------------------------------------------------------------------------------
ALAN R.         Indefinite; Trustee   Retired; Partner, Ernst &          73        Director, Eclipse Funds
LATSHAW         and Audit Committee   Young LLP (2002 to 2003);                    Inc. since 2007 (22 funds);
3/27/51         Financial Expert      Partner, Arthur Andersen                     Trustee, The MainStay Funds
                since 2007            LLP (1989 to 2002);                          since 2006 (21 funds);
                                      Consultant to the Audit and                  Director, ICAP Funds, Inc.,
                                      Compliance Committee (2004                   since 2007 (4 funds);
                                      to 2006)                                     Director, MainStay VP
                                                                                   Series Fund, Inc., since
                                                                                   2007 (23 portfolios);
                                                                                   Trustee, State Farm
                                                                                   Associates Funds Trusts
                                                                                   since 2005 (4 portfolios);
                                                                                   Trustee, State Farm Mutual
                                                                                   Fund Trust since 2005 (16
                                                                                   portfolios); Trustee, State
                                                                                   Farm Variable Product Trust
                                                                                   since 2005 (9 portfolios)
--------------------------------------------------------------------------------------------------------------
PETER MEENAN    Indefinite; Trustee   Independent Consultant;            73        Director, Eclipse Funds
12/5/41         since 2002            President and Chief                          Inc. since 2002 (22 funds);
                                      Executive Officer, Babson-                   Trustee, The MainStay Funds
                                      United, Inc. (financial                      since 2007 (21 funds);
                                      services firm) (2000 to                      Director, ICAP Funds, Inc.,
                                      2004); Independent                           since 2006 (4 funds);
                                      Consultant (1999 to 2000);                   Director, MainStay VP
                                      Head of Global Funds,                        Series Fund, Inc., since
                                      Citicorp (1995 to 1999)                      2007 (23 portfolios)
--------------------------------------------------------------------------------------------------------------
RICHARD H.      Indefinite; Trustee   Managing Director, ICC             73        Director, Eclipse Funds
NOLAN, JR.      since 2007            Capital Management;                          Inc. since 2007 (22 funds);
11/16/46                              President--Shields/                          Trustee, The MainStay Funds
                                      Alliance, Alliance Capital                   since 2007 (21 funds);
                                      Management (1994 to 2004)                    Director, ICAP Funds, Inc.,
                                                                                   since 2007 (4 funds);
                                                                                   Director, MainStay VP
                                                                                   Series Fund, Inc., since
                                                                                   2006 (23 portfolios)
--------------------------------------------------------------------------------------------------------------
RICHARD S.      Indefinite; Trustee   Chairman (since 1990) and          73        Director, Eclipse Funds
TRUTANIC        since 2007            Chief Executive Officer                      Inc. since 2007 (22 funds);
2/13/52                               (1990 to 1999 and since                      Trustee, The MainStay Funds
                                      2004), Somerset & Company                    since 1994 (21 funds);
                                      (financial advisory firm);                   Director, ICAP Funds, Inc.,
                                      Managing Director and                        since 2007 (4 funds);
                                      Advisor, The Carlyle Group                   Director, MainStay VP
                                      (private investment firm)                    Series Fund, Inc., since
                                      (2002 to 2004); Senior                       2007 (23 portfolios)
                                      Managing Director, Partner
                                      and Member of the Board,
                                      Groupe Arnault S.A.
                                      (private investment firm)
                                      (1999 to 2002)
--------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    35

                                                                   NUMBER OF
                TERM OF OFFICE,                                    FUNDS IN FUND
                POSITIONS(S) HELD                                  COMPLEX         OTHER
NAME AND        WITH THE TRUST AND    PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
DATE OF BIRTH   LENGTH OF SERVICE     DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 -------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
ROMAN L. WEIL   Indefinite; Trustee   V. Duane Rath Professor of         73        Director, Eclipse Funds
5/22/40         and Audit Committee   Accounting, Graduate School                  Inc. since 2007 (22 funds);
                Financial Expert      of Business, University of                   Trustee, The MainStay Funds
                since 2007            Chicago; President, Roman                    since 2007 (21 funds);
                                      L. Weil Associates, Inc.                     Director, ICAP Funds, Inc.,
                                      (consulting firm); Board                     since 2007 (4 funds);
                                      Member and Chairman of the                   Director, MainStay VP
                                      Board, Ygomi LLC                             Series Fund, Inc., since
                                      (information and                             1994 (23 portfolios)
                                      communications company)
--------------------------------------------------------------------------------------------------------------
JOHN A.         Indefinite; Trustee   Retired. Managing Director         73        Director, Eclipse Funds
WEISSER         since 2007            of Salomon Brothers, Inc.                    Inc. since 2007 (22 funds);
10/22/41                              (1971 to 1995)                               Trustee, The MainStay Funds
                                                                                   since 2007 (21 funds);
                                                                                   Director, ICAP Funds, Inc.,
                                                                                   since 2007 (4 funds);
                                                                                   Director, MainStay VP
                                                                                   Series Fund, Inc., since
                                                                                   1997 (23 portfolios);
                                                                                   Trustee, Direxion Funds (30
                                                                                   portfolios) and Direxion
                                                                                   Insurance Trust (3
                                                                                   portfolios), since 2007;
                                                                                   Trustee, Direxion Shares
                                                                                   ETF Trust, since 2008 (8
                                                                                   portfolios)
--------------------------------------------------------------------------------------------------------------




   At a meeting of the Board of Trustees held on June 17, 2008, the following individuals were appointed to serve as Officers of the Trust.


                 POSITIONS(S) HELD
NAME AND         WITH THE TRUST AND    PRINCIPAL OCCUPATION(S)
DATE OF BIRTH    LENGTH OF SERVICE     DURING PAST FIVE YEARS
 -------------------------------------------------------------------------------------------
OFFICERS

JACK R.          Treasurer and         Assistant Treasurer, New York Life Investment
BENINTENDE       Principal Financial   Management Holdings LLC (since July 2008); Managing
5/12/64          and Accounting        Director, New York Life Investment Management LLC
                 Officer since 2007    (since 2007); Treasurer and Principal Financial and
                                       Accounting Officer, Eclipse Funds Inc., The MainStay
                                       Funds,  MainStay VP Series Fund, Inc., and ICAP
                                       Funds, Inc. (since 2007); Vice President, Prudential
                                       Investments (2000 to 2007); Assistant Treasurer,
                                       JennisonDryden Family of Funds, Target Portfolio
                                       Trust, The Prudential Series Fund and American
                                       Skandia Trust (2006 to 2007); Treasurer and Principal
                                       Financial Officer, The Greater China Fund (2007)
--------------------------------------------------------------------------------------------

STEPHEN P.       President since       President and Chief Operating Officer, NYLIFE
FISHER           2007                  Distributors LLC (since January 2008); Senior
2/22/59                                Managing Director and Chief Marketing Officer, New
                                       York Life Investment Management LLC (since 2005);
                                       Chairman of the Board, NYLIM Service Company (since
                                       January 2008); Managing Director--Retail Marketing,
                                       New York Life Investment Management LLC (2003 to
                                       2005); President, Eclipse Funds Inc., The MainStay
                                       Funds, MainStay VP Series Fund, Inc., and ICAP Funds,
                                       Inc. (since 2007); Managing Director, UBS Global
                                       Asset Management (1999 to 2003)
--------------------------------------------------------------------------------------------

SCOTT T.         Vice President--      Director, New York Life Investment Management LLC
HARRINGTON       Administration        (including predecessor advisory organizations) (since
2/8/59           since 2005            2000); Executive Vice President, New York Life Trust
                                       Company and New York Life Trust Company, FSB (since
                                       2006); Vice President--Administration, Eclipse Funds
                                       Inc., The MainStay Funds and MainStay VP Series Fund,
                                       Inc. (since 2005) and ICAP Funds, Inc. (since 2006)
--------------------------------------------------------------------------------------------






36    MainStay Small Cap Opportunity Fund

                 POSITIONS(S) HELD
NAME AND         WITH THE TRUST AND    PRINCIPAL OCCUPATION(S)
DATE OF BIRTH    LENGTH OF SERVICE     DURING PAST FIVE YEARS
 -------------------------------------------------------------------------------------------
OFFICERS


ALISON H.        Senior Vice           Chief Compliance Officer, McMorgan & Company LLC
MICUCCI          President and Chief   (since March 2008); Senior Managing Director and
12/16/65         Compliance Officer    Chief Compliance Officer (since 2006) and Managing
                 since 2006            Director and Chief Compliance Officer (2003 to 2006),
                                       New York Life Investment Management LLC and New York
                                       Life Investment Management Holdings LLC; Senior
                                       Managing Director, Compliance (since 2006) and
                                       Managing Director, Compliance (2003 to 2006), NYLIFE
                                       Distributors LLC; Chief Compliance Officer, NYLCAP
                                       Manager LLC; Senior Vice President and Chief
                                       Compliance Officer, Eclipse Funds Inc., The MainStay
                                       Funds, MainStay VP Series Fund, Inc., and ICAP Funds,
                                       Inc. (since 2006); Vice President--Compliance,
                                       Eclipse Funds Inc., The MainStay Funds and MainStay
                                       VP Series Fund, Inc. (2004 to 2006); Deputy Chief
                                       Compliance Officer, New York Life Investment
                                       Management LLC (2002 to 2003); Vice President and
                                       Compliance Officer, Goldman Sachs Asset Management
                                       (1999 to 2002)
--------------------------------------------------------------------------------------------

MARGUERITE       Chief Legal Officer   Managing Director, Associate General Counsel and
E.H. MORRISON    since January 2008    Assistant Secretary, New York Life Investment
3/26/56          and Secretary since   Management LLC (since 2004); Managing Director and
                 2004                  Secretary, NYLIFE Distributors LLC (since 2004);
                                       Secretary, NYLIM Service Company (since January
                                       2008); Assistant Secretary, New York Life Investment
                                       Management Holdings LLC (since January 2008); Vice
                                       President, Associate General Counsel and Assistant
                                       Secretary, New York Life Insurance Company (since
                                       March 2008); Chief Legal Officer (since January 2008)
                                       and Secretary, Eclipse Funds Inc., The MainStay Funds
                                       and MainStay VP Series Fund, Inc. (since 2004) and
                                       ICAP Funds, Inc. (since 2006); Chief Legal
                                       Officer--Mutual Funds and Vice President and
                                       Corporate Counsel, The Prudential Insurance Company
                                       of America (2000 to 2004)
--------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    37

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                            Eclipse Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04847

NYLIM-AO14620         (RECYCLE LOGO)            MS308-08           MSSR11-12/08
                                                                          B1

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 BALANCED FUND



                 Message from the President

                 and

                 Annual Report

                 October 31, 2008

MESSAGE FROM

THE PRESIDENT
Most investors are aware of the difficulties that affected the markets from November 1, 2007, through October 31, 2008. Yet many wonder how so much economic turmoil could occur in so short a period of time.

Home ownership, an important part of the American dream, seemed more attainable than ever when interest rates fell to unprecedented lows just a few years ago. At the time, many lenders relaxed their standards to make mortgages more available, even to those with little hope of making mortgage payments if interest rates increased. In a few short years, delinquencies and foreclosures began to rise. Securities structured with troubled mortgages began to falter, and many financial institutions that owned them faced massive write-downs, major liquidity issues or even bankruptcy.

The Federal Reserve, the U.S. Treasury, Congress, and the president all stepped up to the challenge. During the 12 months ended October 31, 2008, the Federal Open Market Committee progressively lowered the targeted federal funds rate from 4.50% to 1.00%. A variety of other programs and facilities were instituted to maintain market liquidity, recapitalize troubled firms and restore investor confidence. Several financial companies required assistance, and many changed hands or altered their business profiles.

The U.S. stock market, which was weak in the first half of the reporting period, declined precipitously in the second. As a group, international stocks declined even more.

Bond investors saw mixed results. Although U.S. Treasury securities and high-grade short-term credits advanced, bond sectors with higher risk or longer maturities were generally weak. High-yield securities and emerging-market debt were particularly hard hit. In the second half of the reporting period, the government's efforts to resuscitate troubled mortgage lenders and maintain orderly markets came as welcome relief.

At MainStay, our portfolio managers remained focused on making the best of a difficult situation. Using time-tested investment strategies and prudent day-to-day portfolio management techniques, they maintained the long-term perspective that has guided our Funds for decades. In doing so, our portfolio managers paid close attention to the marketplace and positioned the Funds in their care, as appropriate within their investment guidelines, for what may lie ahead. Of course, past performance is no guarantee of future results. And in light of recent events, many investors are hoping that the markets will soon recover.

While no individual can change the markets, each of us can take steps to improve our environment. At MainStay, we are pleased to offer you the opportunity to receive shareholder reports and prospectuses online. This eco-friendly program provides easy access, space-free storage, and protection against damaged documents. There can be no doubt that, over the longer term, moving toward electronic delivery will benefit the environment, but we believe that this program will also, ultimately, benefit our shareholders, when potential cost savings are realized by the Funds. To sign up for eDelivery, visit us at: www.mainstayinvestments.com/eDelivery.

As we look to the future, we hope that you will maintain a long-term perspective and appropriate diversification to help manage risk. We want to thank you for entrusting your investments to MainStay Funds, and we hope that you will continue to do so for many years to come.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                          Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 BALANCED FUND



                 MainStay Funds

                 Annual Report

                 October 31, 2008

TABLE OF CONTENTS




ANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
  ANALYSIS                                 10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       19
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              26
---------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                            34
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT                       35
---------------------------------------------

FEDERAL INCOME TAX INFORMATION             38
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        38
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       38
---------------------------------------------

TRUSTEES AND OFFICERS                      39

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE        FIVE      TEN
TOTAL RETURNS                YEAR       YEARS     YEARS
-------------------------------------------------------
With sales charges         (29.97%)    (0.66%)    3.07%
Excluding sales charges    (25.89)      0.47      3.66




                                                            (With sales charges)

                     MAINSTAY BALANCED    RUSSELL MIDCAP     ML CORP                           RUSSELL MIDCAP
                            FUND            VALUE INDEX     GOVT 1-10    BALANCED COMPOSITE         INDEX
                     -----------------    --------------    ---------    ------------------    --------------
10/31/98                    9450               10000          10000             10000               10000
                            9455               10570          10091             10397               11712
                           10285               11822          10749             11436               14491
                           10826               11660          12279             12000               11880
                           11035               11313          13009             12127               10927
                           13222               15100          13683             14765               14847
                           14286               18081          14260             16738               17087
                           15565               21607          14312             18691               20178
                           17176               26040          14979             21304               23691
                           18265               28573          15820             23049               27301
10/31/08                   13536               17479          15880             17379               16197






CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE        FIVE      TEN
TOTAL RETURNS                YEAR       YEARS     YEARS
-------------------------------------------------------
With sales charges         (29.92%)    (0.65%)    3.08%
Excluding sales charges    (25.84)      0.48      3.67




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                         MAINSTAY BALANCED    RUSSELL MIDCAP     ML CORP                           RUSSELL MIDCAP
                                FUND            VALUE INDEX     GOVT 1-10    BALANCED COMPOSITE         INDEX
                         -----------------    --------------    ---------    ------------------    --------------
10/31/98                       23625               25000          25000             25000               25000
                               23637               26425          25227             25992               29281
                               25712               29556          26872             28591               36228
                               27066               29149          30698             30000               29700
                               27586               28283          32523             30317               27317
                               33055               37751          34208             36911               37119
                               35715               45203          35651             41846               42718
                               38913               54018          35780             46727               50446
                               42940               65099          37448             53260               59228
                               45662               71432          39550             57623               68252
10/31/08                       33864               43697          39699             43447               40494






CLASS B SHARES(3)--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE        FIVE      TEN
TOTAL RETURNS                YEAR       YEARS     YEARS
-------------------------------------------------------
With sales charges         (29.88%)    (0.59%)    2.89%
Excluding sales charges    (26.47)     (0.27)     2.89




                                                            (With sales charges)
(PERFORMANCE GRAPH)

              MAINSTAY BALANCED    RUSSELL MIDCAP     ML CORP                           RUSSELL MIDCAP
                     FUND            VALUE INDEX     GOVT 1-10    BALANCED COMPOSITE         INDEX
              -----------------    --------------    ---------    ------------------    --------------
10/31/98            10000               10000          10000             10000               10000
                     9931               10570          10091             10397               11712
                    10724               11822          10749             11436               14491
                    11202               11660          12279             12000               11880
                    11331               11313          13009             12127               10927
                    13479               15100          13683             14765               14847
                    14466               18081          14260             16738               17087
                    15651               21607          14312             18691               20178
                    17136               26040          14979             21304               23691
                    18088               28573          15820             23049               27301
10/31/08            13301               17479          15880             17379               16197





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. (Effective September 15, 2008, Class A shares have a $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds.) Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(4)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE        FIVE      TEN
TOTAL RETURNS                YEAR       YEARS     YEARS
-------------------------------------------------------
With sales charges         (27.16%)    (0.28%)    2.89%
Excluding sales charges    (26.48)     (0.28)     2.89




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                     MAINSTAY BALANCED    RUSSELL MIDCAP     ML CORP                           RUSSELL MIDCAP
                            FUND            VALUE INDEX     GOVT 1-10    BALANCED COMPOSITE         INDEX
                     -----------------    --------------    ---------    ------------------    --------------
10/31/98                   10000               10000          10000             10000               10000
                            9930               10570          10091             10397               11712
                           10725               11822          10749             11436               14491
                           11203               11660          12279             12000               11880
                           11331               11313          13009             12127               10927
                           13487               15100          13683             14765               14847
                           14471               18081          14260             16738               17087
                           15650               21607          14312             18691               20178
                           17136               26040          14979             21304               23691
                           18089               28573          15820             23049               27301
10/31/08                   13299               17479          15880             17379               16197






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL       ONE       FIVE     TEN
TOTAL RETURNS       YEAR      YEARS    YEARS
--------------------------------------------
                  (25.62%)     0.88%    4.00%




(PERFORMANCE GRAPH)

                     MAINSTAY BALANCED    RUSSELL MIDCAP     ML CORP                           RUSSELL MIDCAP
                            FUND            VALUE INDEX     GOVT 1-10    BALANCED COMPOSITE         INDEX
                     -----------------    --------------    ---------    ------------------    --------------
10/31/98                   10000               10000          10000             10000               10000
                           10027               10570          10091             10397               11712
                           10936               11822          10749             11436               14491
                           11539               11660          12279             12000               11880
                           11791               11313          13009             12127               10927
                           14164               15100          13683             14765               14847
                           15361               18081          14260             16738               17087
                           16815               21607          14312             18691               20178
                           18639               26040          14979             21304               23691
                           19900               28573          15820             23049               27301
10/31/08                   14802               17479          15880             17379               16197






CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL       ONE       FIVE     TEN
TOTAL RETURNS       YEAR      YEARS    YEARS
--------------------------------------------
                  (25.69%)     0.77%    3.89%




(PERFORMANCE GRAPH)

              MAINSTAY BALANCED    RUSSELL MIDCAP     ML CORP                           RUSSELL MIDCAP
                     FUND            VALUE INDEX     GOVT 1-10    BALANCED COMPOSITE         INDEX
              -----------------    --------------    ---------    ------------------    --------------
10/31/98            10000               10000          10000             10000               10000
                    10016               10570          10091             10397               11712
                    10913               11822          10749             11436               14491
                    11504               11660          12279             12000               11880
                    11743               11313          13009             12127               10927
                    14091               15100          13683             14765               14847
                    15267               18081          14260             16738               17087
                    16691               21607          14312             18691               20178
                    18478               26040          14979             21304               23691
                    19705               28573          15820             23049               27301
10/31/08            14643               17479          15880             17379               16197





   CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50%, and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A, B, R1 and R2 shares, first offered on January 1, 2004, include the historical performance of Class I shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A, B, R1 and R2 shares might have been lower.
4. Performance figures for Class C shares, first offered on January 1, 2004, include the historical performance of L Class shares (which were redesignated as Class C shares on January 1, 2004) through December 31, 2003, and the historical performance of Class I shares through December 29, 2002, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class C shares might have been lower.

THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Balanced Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL       ONE       FIVE     TEN
TOTAL RETURNS       YEAR      YEARS    YEARS
--------------------------------------------
                  (25.86%)     0.52%    3.63%




(PERFORMANCE GRAPH)

                     MAINSTAY BALANCED    RUSSELL MIDCAP     ML CORP                           RUSSELL MIDCAP
                            FUND            VALUE INDEX     GOVT 1-10    BALANCED COMPOSITE         INDEX
                     -----------------    --------------    ---------    ------------------    --------------
10/31/98                   10000               10000          10000             10000               10000
                            9990               10570          10091             10397               11712
                           10861               11822          10749             11436               14491
                           11421               11660          12279             12000               11880
                           11630               11313          13009             12127               10927
                           13922               15100          13683             14765               14847
                           15039               18081          14260             16738               17087
                           16400               21607          14312             18691               20178
                           18112               26040          14979             21304               23691
                           19272               28573          15820             23049               27301
10/31/08                   14288               17479          15880             17379               16197






CLASS R3(5) SHARES--NO SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL       ONE       FIVE     TEN
TOTAL RETURNS       YEAR      YEARS    YEARS
--------------------------------------------
                  (26.02%)     0.28%    3.38%




(PERFORMANCE GRAPH)


                     MainStay Balanced Fund    Russell Midcap Value Index    ML Corp Govt 1-10    Balanced composite
10/31/98                              10000                         10000                10000                 10000
                                       9967                         10570                10091                 10397
                                      10805                         11822                10749                 11436
                                      11333                         11660                12279                 12000
                                      11511                         11313                13009                 12127
                                      13746                         15100                13683                 14765
                                      14818                         18081                14260                 16738
                                      16123                         21607                14312                 18691
                                      17763                         26040                14979                 21304
                                      18846                         28573                15820                 23049
10/31/08                              13942                         17479                15880                 17379

                     Russell Midcap Index

10/31/98                            10000
                                    11712
                                    14491
                                    11880
                                    10927
                                    14847
                                    17087
                                    20178
                                    23691
                                    27301
10/31/08                            16197







 BENCHMARK PERFORMANCE                                             ONE      FIVE     TEN
                                                                  YEAR     YEARS    YEARS
-----------------------------------------------------------------------------------------------
Russell Midcap(R) Value Index(6)                                 (38.83%)   2.97%    5.74%
Balanced Composite Index(7)                                      (24.60)    3.31     5.68
Merrill Lynch Corporate & Government 1-10 Years Bond Index(8)      0.38     3.02     4.73
Russell Midcap(R) Index(9)                                       (40.67)    1.76     4.94
Average Lipper mixed-asset target allocation growth fund(10)     (30.82)    0.71     1.78



5. Performance figures for Class R3 shares, first offered to the public on April 28, 2006, include the historical performance of Class I shares through April 27, 2006, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
6. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all income and capital gains. The Russell Midcap(R) Value Index is considered to be the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
7. The Fund's Balanced Composite Index consists of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate & Government 1-10 Years Bond Index weighted 60%/40%, respectively. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly in an index.
8. The Merrill Lynch Corporate & Government 1-10 Years Bond Index is a market-capitalization-weighted index that consists of U.S. government and fixed-coupon domestic investment-grade corporate bonds. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING TWO PAGES IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY BALANCED FUND
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2008, to October 31, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2008, to October 31, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      5/1/08        10/31/08       PERIOD(1)        10/31/08        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $772.50         $6.06          $1,018.30         $ 6.90
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $773.40         $5.57          $1,018.90         $ 6.34
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $769.80         $9.43          $1,014.50         $10.74
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $769.70         $9.43          $1,014.50         $10.74
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $774.20         $4.19          $1,020.40         $ 4.77
--------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                $1,000.00        $773.90         $4.64          $1,019.90         $ 5.28
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00        $773.10         $5.75          $1,018.70         $ 6.55
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00        $772.40         $6.82          $1,017.40         $ 7.76
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.36% for Investor Class, 1.25% for Class A, 2.12% for Class B and Class C, 0.94% for Class I, 1.04% for Class R1, 1.29% for Class R2 and 1.53% for Class
   R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the one-half year period). The table above represents actual expenses incurred during the one-half year period and does not take into account the Fund's written expense limitation agreement.



8    MainStay Balanced Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2008

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                   58.9
Corporate Bonds                                 30.9
Federal Agencies                                 6.8
Short-Term Investments (including collateral
  from securities lending is 0.1%)               3.0
Cash and Other Assets, Less Liabilities          0.2
Yankee Bond                                      0.1
Futures Contracts                                0.1
Convertible Bond                                 0.0





++ Less than one-tenth of a percent.

See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS OR ISSUERS HELD AS OF OCTOBER 31, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  Federal Home Loan Bank, 3.375%-5.50%,
        due 2/27/13-12/8/17
    2.  Federal National Mortgage Association,
        3.625%-5.375%, due 2/12/13-6/12/17
    3.  Federal Home Loan Mortgage Corporation,
        3.50%-5.25%, due 12/21/12-11/17/17
    4.  General Electric Capital Corp., 6.875%,
        due 11/15/10
    5.  HSBC Finance Corp., 6.375%-6.75%,
        due 11/15/08-11/27/12
    6.  Goldman Sachs Group, Inc. (The),
        6.65%-7.35%,
        due 5/15/09-10/1/09
    7.  Bank One Corp., 7.875%, due 8/1/10
    8.  Altria Group, Inc., 7.00%, due 11/4/13
    9.  Bank of America Corp., 7.80%, due
        2/15/10-9/15/16
   10.  Wells Fargo Bank N.A., 6.45%-7.55%,
        due 6/21/10-2/1/11






                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JOAN M. SABELLA, TONY H. ELAVIA AND THOMAS GIRARD OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY BALANCED FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2008?

Excluding all sales charges, MainStay Balanced Fund returned -25.89% for Investor Class shares,(1) -25.84% for Class A shares, -26.47% for Class B shares and -26.48% for Class C shares for the 12 months ended October 31, 2008. Over the same period, Class I shares returned -25.62%, Class R1 shares returned -25.69%, Class R2 shares returned -25.86% and Class R3 shares returned -26.02%. All share classes outperformed the -30.82% return of the average Lipper(2) mixed-asset target allocation growth fund and the -38.83% return of the Russell Midcap(R) Value Index.(3) All share classes underperformed the -24.60% return of the Fund's Balanced Composite Index(4) for the 12 months ended October 31, 2008. The Russell Midcap(R) Value Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The most significant factors affecting the equity portion of the Fund were the sharp decline in the equity market as a whole, the severe setbacks experienced by financial stocks in particular, and the ensuing uncertainty and elevated volatility that characterized the markets. The equity portion of the Fund benefited from its position in the financials sector, which was underweight in relation to the Russell Midcap(R) Value Index.

On the fixed-income side, the Fund's performance relative to the Merrill Lynch Corporate & Government 1-10 Years Bond Index,(5) the fixed-income component of the Fund's Balanced Composite Index, benefited from a reduced allocation to corporate bonds and more importantly from minimal exposure to the most severely distressed fixed-income securities.

DURING THE REPORTING PERIOD, WHICH EQUITY SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH EQUITY SECTORS WERE THE WEAKEST?

The equity portion of the Fund utilizes a proprietary quantitative investment process that focuses on a combination of valuation, growth and momentum factors. Sector holdings are a residual of the Fund's investment process and are not a product of top-down, macroeconomic analysis. All sectors of the Russell MidCap(R) Value Index produced negative returns during the reporting period. Even in a broadly declining market, however, some sectors performed better than others. On an absolute basis, the equity sectors that strengthened the Fund's returns the most were utilities, telecommunication services and materials. From a sector standpoint, the weakest contributors to the Fund's returns were consumer discretionary and industrials. The Fund's financial holdings were weak contributors in absolute terms, but as a group, they outperformed the financials sector of the Russell MidCap(R) Value Index and helped the Fund's relative returns.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH STOCKS WERE THE WEAKEST?

The strongest individual contributors to performance in the equity portion of the Fund were Chubb (an insurance company), Wal-Mart Stores and First Solar. As a discount retailer, Wal-Mart Stores benefited as the economy weakened and consumers looked for lower-price alternatives. Market conditions during the first half of the reporting period were positive for alternative energy stocks such as First Solar.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. The Fund can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund's use of securities lending presents the risk of default by the borrower, which may also result in a loss to the Fund. The Fund invests in mid-cap stocks, which may be more volatile and less liquid than the securities of larger companies. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 7 for more information on Lipper Inc.
3. See footnote on page 7 for more information on the Russell Midcap(R) Value Index.
4. See footnote on page 7 for more information on the Fund's Balanced Composite Index.
5. See footnote on page 7 for more information on the Merrill Lynch Corporate & Government 1-10 Years Bond Index.


10    MainStay Balanced Fund

The stocks that most severely detracted from the Fund's absolute return included Assurant and Goldman Sachs Group, both of which are in the financials sector. CIGNA, a health care company, was also particularly weak.

DID THE EQUITY PORTION OF THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The equity portion of the Fund selects securities using a proprietary investment process, which seeks stocks that have attractive relative valuations, strong operating results and positive price trends. Among the stocks that fit the Fund's purchase criteria during the reporting period were BJ's Wholesale Club and Coca-Cola Enterprises.

Among the stocks the Fund sold because of unattractive valuations, weak operating results and deteriorating price trends were Delta Air Lines and Credit Suisse FB USA.

DURING THE REPORTING PERIOD, HOW DID SECTOR WEIGHTINGS CHANGE IN THE EQUITY PORTION OF THE FUND DURING THE REPORTING PERIOD?

Weighting changes in the equity portion of the Fund result from a combination of stock performance and the Fund's proprietary quantitative security-selection process. During the reporting period, the Fund's equity weightings decreased substantially relative to the Russell Midcap(R) Value Index in the consumer discretionary and utilities sectors. The Fund's equity weighting in materials decreased more moderately.

The Fund began the reporting period significantly underweight in financial stocks and substantially increased its weighing in the financials sector during the reporting period. Even so, the Fund remained underweight in the sector as of October 31, 2008. The Fund also increased its equity weightings in information technology and telecommunication services during the reporting period, but to a lesser degree than in financials.

HOW WAS THE EQUITY PORTION OF THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2008, the equity portion of the Fund was significantly overweight relative to the Russell Midcap(R) Value Index in information technology and only moderately overweight in industrials. At the end of October 2008, the Fund was underweight in utilities and financials. The Fund's significantly underweight position in financials helped mitigate losses in that sector.

WHAT FACTORS AFFECTED THE BOND PORTION OF THE FUND DURING THE REPORTING PERIOD?

During the reporting period, investors faced volatile capital markets as the result of continued weakness in home prices, a deteriorating economy and a credit crunch or deleveraging process that caused financial institutions to take significant write-downs. Monetary policymakers responded aggressively in an attempt to cushion the blow and prevent widespread finan-cial panic. Nevertheless, weak economic conditions forced short-term interest rates downward, as investors sought relative safety in the highest quality fixed income instruments. Investors favored U.S. Treasury securities and government agency securities and eschewed bonds issued by entities thought to be more vulnerable to the economic downturn. As a result, the corporate bond sector significantly underperformed government bonds and other high-quality sectors during the reporting period.

In light of these conditions, a substantial allocation to corporate bonds, particularly those issued by financial services companies, detracted from the Fund's performance relative to the Merrill Lynch Corporate & Government 1-10 Years Bond Index. Fortunately, the Fund's focus on high-quality corporate bonds limited the magnitude of the performance shortfall compared to the Merrill Lynch Corporate & Government 1-10 Years Bond Index.

The bond portion of the Fund has historically been concentrated in corporate bonds to the exclusion of Treasury and agency securities. This strategy had been implemented in an effort to capture additional total return. To help reduce the potential for losses, however, the Fund's corporate bond positions have generally been of higher quality and shorter duration than those in the Merrill Lynch Corporate & Government 1-10 Years Bond Index.

During the reporting period, we began to gradually reduce the Fund's exposure to corporate bonds, redirecting those assets to Treasury and agency securities. This effort was impeded by the need to reallocate proceeds from corporate bond sales to equities to maintain the Fund's target mix between stocks and bonds in a declining equity market. Nevertheless, some progress was made, and the Fund benefited from the strategy's implementation in a period when investors rewarded higher quality and lower risk.




The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2008



                                       PRINCIPAL
                                          AMOUNT           VALUE
LONG-TERM BONDS 37.8%+
CONVERTIBLE BOND 0.0%++
----------------------------------------------------------------

INTERNET 0.0%++
At Home Corp.
  4.75%, due 12/19/08
  (a)(b)(c)(d)                       $   177,810   $          18
                                                   -------------
Total Convertible Bond
  (Cost $13,325)                                              18
                                                   -------------



CORPORATE BONDS 30.9%
----------------------------------------------------------------

AEROSPACE & DEFENSE 2.1%
General Dynamics Corp.
  4.50%, due 8/15/10                     874,000         879,823
  5.375%, due 8/15/15                  2,265,000       2,123,947
Lockheed Martin Corp.
  7.65%, due 5/1/16                    3,820,000       3,931,544
McDonnell Douglas Corp.
  9.75%, due 4/1/12                    3,600,000       3,897,961
United Technologies Corp.
  7.125%, due 11/15/10                 3,130,000       3,288,572
                                                   -------------
                                                      14,121,847
                                                   -------------

AGRICULTURE 0.9%
V  Altria Group, Inc.
  7.00%, due 11/4/13                   5,750,000       6,182,584
                                                   -------------


BANKS 3.7%
V  Bank of America Corp.
  7.80%, due 2/15/10                   4,500,000       4,541,724
  7.80%, due 9/15/16                   1,500,000       1,406,468
V  Bank One Corp.
  7.875%, due 8/1/10                   6,450,000       6,602,181
Mellon Funding Corp.
  6.375%, due 2/15/10                  1,960,000       1,963,687
U.S. Bank N.A.
  5.70%, due 12/15/08                  1,747,000       1,752,122
  6.375%, due 8/1/11                   2,500,000       2,474,800
V  Wells Fargo Bank N.A.
  6.45%, due 2/1/11                    3,847,000       3,842,545
  7.55%, due 6/21/10                   2,000,000       2,064,562
                                                   -------------
                                                      24,648,089
                                                   -------------

BEVERAGES 1.2%
Anheuser-Busch Cos., Inc.
  7.50%, due 3/15/12                   4,200,000       4,143,695
PepsiCo., Inc.
  5.15%, due 5/15/12                   4,000,000       3,924,904
                                                   -------------
                                                       8,068,599
                                                   -------------

CHEMICALS 0.8%
E.I. du Pont de Nemours & Co.
  4.75%, due 11/15/12                  4,400,000       4,240,654
Monsanto Co.
  7.375%, due 8/15/12                  1,000,000       1,024,935
                                                   -------------
                                                       5,265,589
                                                   -------------

COMPUTERS 0.9%
Hewlett-Packard Co.
  5.25%, due 3/1/12                    1,000,000         972,478
  6.50%, due 7/1/12                    1,617,000       1,622,072
International Business
  Machines Corp.
  7.50%, due 6/15/13                   2,940,000       3,118,726
                                                   -------------
                                                       5,713,276
                                                   -------------

COSMETICS & PERSONAL CARE 0.6%
Procter & Gamble Co. (The)
  6.875%, due 9/15/09                  3,877,000       3,985,843
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 6.3%
Bear Stearns Cos., Inc. (The)
  5.30%, due 10/30/15                  2,000,000       1,703,134
CIT Group, Inc.
  4.75%, due 12/15/10                    655,000         401,302
Citigroup, Inc.
  5.85%, due 8/2/16                    1,500,000       1,302,312
  6.50%, due 1/18/11                   1,474,000       1,434,811
Credit Suisse First Boston
  USA, Inc.
  6.125%, due 11/15/11                 6,162,000       5,891,297
V  General Electric Capital
  Corp.
  6.875%, due 11/15/10                 7,912,000       7,902,110
V  Goldman Sachs Group, Inc.
  (The)
  6.65%, due 5/15/09                   1,180,000       1,167,835
  7.35%, due 10/1/09                   5,650,000       5,647,463
V  HSBC Finance Corp.
  6.375%, due 11/27/12                 2,750,000       2,542,436
  6.50%, due 11/15/08                  3,000,000       2,997,297
  6.75%, due 5/15/11                   2,374,000       2,240,050
International Lease Finance
  Corp.
  6.375%, due 3/15/09                  2,000,000       1,822,588
JPMorgan Chase & Co.
  5.25%, due 5/1/15                    2,250,000       2,006,093
Merrill Lynch & Co., Inc.
  6.05%, due 5/16/16                   3,800,000       3,075,351
Toyota Motor Credit Corp.
  5.50%, due 12/15/08                  1,477,000       1,473,308
                                                   -------------
                                                      41,607,387
                                                   -------------



 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings or issuers held as of October 31, 2008, excluding short-term investments. May be subject to change daily.


12    MainStay Balanced Fund        The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC 1.0%
Consolidated Edison Co. of
  New York
  7.50%, due 9/1/10                  $ 5,500,000   $   5,625,169
Interstate Power & Light Co.
  6.625%, due 8/1/09                   1,311,000       1,310,095
                                                   -------------
                                                       6,935,264
                                                   -------------


ELECTRICAL COMPONENTS & EQUIPMENT 0.6%
Emerson Electric Co.
  4.50%, due 5/1/13                    2,250,000       2,123,946
  7.125%, due 8/15/10                  2,000,000       2,077,986
                                                   -------------
                                                       4,201,932
                                                   -------------

FOOD 3.5%
Campbell Soup Co.
  6.75%, due 2/15/11                   4,018,000       4,127,237
Hershey Co. (The)
  5.45%, due 9/1/16                    4,449,000       4,059,966
Kellogg Co.
  Series B
  6.60%, due 4/1/11                    3,000,000       3,023,421
Nabisco, Inc.
  7.55%, due 6/15/15                   3,330,000       3,166,767
Sysco International Co.
  6.10%, due 6/1/12                    3,060,000       2,986,976
Unilever Capital Corp.
  7.125%, due 11/1/10                  5,700,000       5,891,383
                                                   -------------
                                                      23,255,750
                                                   -------------

HEALTH CARE--PRODUCTS 0.4%
Johnson & Johnson
  6.625%, due 9/1/09 (e)               2,371,000       2,436,824
                                                   -------------


HOUSEHOLD PRODUCTS & WARES 0.7%
Kimberly-Clark Corp.
  5.00%, due 8/15/13                   5,050,000       4,940,602
                                                   -------------


INSURANCE 0.7%
Allstate Corp. (The)
  7.20%, due 12/1/09                   1,900,000       1,895,664
John Hancock Financial
  Services, Inc.
  5.625%, due 12/1/08                  2,640,000       2,636,418
                                                   -------------
                                                       4,532,082
                                                   -------------

MACHINERY--CONSTRUCTION & MINING 0.7%
Caterpillar, Inc.
  5.70%, due 8/15/16                   1,000,000         879,342
  6.55%, due 5/1/11                    3,915,000       3,925,566
                                                   -------------
                                                       4,804,908
                                                   -------------

MACHINERY--DIVERSIFIED 0.4%
Deere & Co.
  7.85%, due 5/15/10                   2,308,000       2,402,192
                                                   -------------

MEDIA 0.5%
Walt Disney Co. (The)
  6.375%, due 3/1/12                   3,000,000       3,041,880
                                                   -------------


MISCELLANEOUS--MANUFACTURING 0.8%
Honeywell International, Inc.
  7.50%, due 3/1/10                    4,985,000       5,140,582
                                                   -------------


OIL & GAS 0.9%
ConocoPhillips
  6.375%, due 3/30/09                  2,160,000       2,160,836
  8.75%, due 5/25/10                   1,940,000       2,020,665
Texaco Capital, Inc.
  5.50%, due 1/15/09                   2,000,000       2,005,924
                                                   -------------
                                                       6,187,425
                                                   -------------

PHARMACEUTICALS 1.3%
Eli Lilly & Co.
  6.00%, due 3/15/12                     950,000         974,125
Merck & Co., Inc.
  4.75%, due 3/1/15                    4,617,000       4,245,803
Wyeth
  5.50%, due 2/1/14                    3,500,000       3,279,843
                                                   -------------
                                                       8,499,771
                                                   -------------

RETAIL 1.2%
Costco Wholesale Corp.
  5.30%, due 3/15/12                   1,408,000       1,407,158
Target Corp.
  7.50%, due 8/15/10                   3,034,000       3,238,240
Wal-Mart Stores, Inc.
  6.875%, due 8/10/09                  3,088,000       3,183,678
                                                   -------------
                                                       7,829,076
                                                   -------------

TELECOMMUNICATIONS 1.2%
BellSouth Corp.
  6.00%, due 10/15/11                  2,000,000       1,946,576
Southwestern Bell Telephone
  Corp.
  7.00%, due 7/1/15                    4,700,000       4,441,218
Verizon Global Funding Corp.
  7.375%, due 9/1/12                   2,000,000       1,958,040
                                                   -------------
                                                       8,345,834
                                                   -------------

TEXTILES 0.5%
Cintas Corp. No. 2
  6.00%, due 6/1/12                    3,095,000       3,158,899
                                                   -------------
Total Corporate Bonds
  (Cost $214,641,276)                                205,306,235
                                                   -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                       PRINCIPAL
                                          AMOUNT           VALUE
FEDERAL AGENCIES 6.8%
----------------------------------------------------------------

FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATIONS) 0.2%
  Series 2003-17, Class QT
  5.00%, due 8/25/27                 $ 1,031,000   $   1,034,772
  Series 2003-32, Class PG
  5.00%, due 10/25/27                    437,000         436,742
                                                   -------------
                                                       1,471,514
                                                   -------------

V  FEDERAL HOME LOAN BANK
  2.5%
  3.375%, due 2/27/13                  2,500,000       2,416,270
  4.50%, due 9/16/13                   2,500,000       2,510,560
  4.75%, due 12/16/16                  2,500,000       2,406,687
  5.00%, due 11/17/17                    750,000         732,387
  5.00%, due 12/8/17                     750,000         732,247
  5.125%, due 8/14/13                  2,500,000       2,580,080
  5.375%, due 5/18/16                  2,500,000       2,533,020
  5.50%, due 8/13/14                   2,000,000       2,075,360
                                                   -------------
                                                      15,986,611
                                                   -------------

V  FEDERAL HOME LOAN MORTGAGE CORPORATION 1.8%
  3.50%, due 5/29/13                   2,000,000       1,943,922
  4.125%, due 12/21/12                 2,000,000       2,000,538
  5.00%, due 4/18/17                   2,000,000       1,972,236
  5.125%, due 10/18/16                 2,000,000       1,992,200
  5.125%, due 11/17/17                 2,000,000       1,983,496
  5.25%, due 4/18/16                   2,000,000       2,033,922
                                                   -------------
                                                      11,926,314
                                                   -------------

V  FEDERAL NATIONAL MORTGAGE ASSOCIATION 1.9%
  3.625%, due 2/12/13                  2,000,000       1,961,252
  4.375%, due 10/15/15                 2,000,000       1,954,066
  5.00%, due 2/13/17                   2,000,000       1,970,192
  5.00%, due 5/11/17                   2,000,000       1,965,262
  5.25%, due 9/15/16                   2,500,000       2,516,307
  5.375%, due 6/12/17                  2,000,000       2,021,694
                                                   -------------
                                                      12,388,773
                                                   -------------

FREDDIE MAC (COLLATERALIZED MORTGAGE OBLIGATIONS) 0.3%
  Series 2734, Class JC
  3.50%, due 11/15/23                    296,640         296,217
  Series 2719, Class WB
  4.50%, due 8/15/21                   1,030,211         997,539
  Series 2589, Class GD
  5.00%, due 9/15/28                     437,000         439,613
  Series 2600, Class MJ
  5.00%, due 9/15/29                     437,000         423,817
                                                   -------------
                                                       2,157,186
                                                   -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.1%
  Series 2003-50, Class PC
  5.50%, due 3/16/32                     874,000         874,585
                                                   -------------
Total Federal Agencies
  (Cost $45,956,911)                                  44,804,983
                                                   -------------


YANKEE BOND 0.1% (F)
----------------------------------------------------------------


CHEMICALS 0.1%
Dow Capital B.V.
  8.50%, due 6/8/10                      495,000         525,204
                                                   -------------
Total Yankee Bond
  (Cost $524,973)                                        525,204
                                                   -------------
Total Long-Term Bonds
  (Cost $261,136,485)                                250,636,440
                                                   -------------





                                          SHARES

COMMON STOCKS 58.9%
----------------------------------------------------------------

AEROSPACE & DEFENSE 1.2%
L-3 Communications Holdings,
  Inc.                                     7,710         625,821
Lockheed Martin Corp.                     43,837       3,728,337
Northrop Grumman Corp.                    72,300       3,390,147
                                                   -------------
                                                       7,744,305
                                                   -------------

AGRICULTURE 1.2%
Altria Group, Inc.                       108,651       2,085,013
Bunge, Ltd.                               24,208         929,829
Lorillard, Inc.                           14,045         925,004
Philip Morris International,
  Inc.                                    99,317       4,317,310
                                                   -------------
                                                       8,257,156
                                                   -------------

AIRLINES 0.7%
Southwest Airlines Co.                   410,659       4,837,563
                                                   -------------


AUTO MANUFACTURERS 0.0%++
Ford Motor Co. (g)                        85,364         186,947
                                                   -------------


AUTO PARTS & EQUIPMENT 0.1%
Autoliv, Inc.                             19,523         417,011
                                                   -------------


BANKS 2.3%
Bank of America Corp.                     72,939       1,762,936
Bank of New York Mellon Corp.
  (The)                                      788          25,689
BB&T Corp.                                25,572         916,756
Capital One Financial Corp.               64,627       2,528,208
Fifth Third Bancorp                       40,087         434,944
M&T Bank Corp.                             9,113         739,064



14    MainStay Balanced Fund        The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
BANKS (CONTINUED)
Northern Trust Corp.                      47,028   $   2,648,147
Regions Financial Corp.                   66,537         737,895
State Street Corp.                         5,881         254,941
U.S. Bancorp                               6,946         207,060
Wells Fargo & Co.                        155,930       5,309,417
                                                   -------------
                                                      15,565,057
                                                   -------------

BEVERAGES 0.5%
Dr. Pepper Snapple Group,
  Inc. (g)                                 5,558         127,278
Pepsi Bottling Group, Inc.
  (The)                                  148,599       3,435,609
                                                   -------------
                                                       3,562,887
                                                   -------------

BIOTECHNOLOGY 1.2%
Amgen, Inc. (g)                           88,124       5,277,746
Gilead Sciences, Inc. (g)                 17,160         786,786
Invitrogen Corp. (g)                      60,541       1,742,976
                                                   -------------
                                                       7,807,508
                                                   -------------

CHEMICALS 0.8%
C.F. Industries Holdings,
  Inc.                                    37,633       2,415,662
Mosaic Co. (The)                          21,528         848,419
Sherwin-Williams Co. (The)                22,910       1,303,808
Terra Industries, Inc.                    24,697         543,087
                                                   -------------
                                                       5,110,976
                                                   -------------

COMMERCIAL SERVICES 0.5%
Lender Processing Services,
  Inc.                                    34,715         800,875
Moody's Corp.                            111,052       2,842,931
                                                   -------------
                                                       3,643,806
                                                   -------------

COMPUTERS 2.6%
Affiliated Computer Services,
  Inc. Class A (g)                        85,317       3,497,997
Apple, Inc. (g)                           32,819       3,530,996
Computer Sciences Corp. (g)               23,822         718,472
Hewlett-Packard Co.                      110,069       4,213,441
International Business
  Machines Corp.                          47,487       4,414,866
Western Digital Corp. (g)                 70,529       1,163,729
                                                   -------------
                                                      17,539,501
                                                   -------------

COSMETICS & PERSONAL CARE 1.3%
Avon Products, Inc.                      153,429       3,809,642
Procter & Gamble Co. (The)                73,343       4,733,557
                                                   -------------
                                                       8,543,199
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 4.1%
Ameriprise Financial, Inc.                 9,298         200,837
BlackRock, Inc.                           27,702       3,638,381
Citigroup, Inc.                          211,142       2,882,088
Goldman Sachs Group, Inc.
  (The)                                   36,967       3,419,448
Invesco, Ltd.                            110,297       1,644,528
Janus Capital Group, Inc.                  2,135          25,065
JPMorgan Chase & Co.                     118,787       4,899,964
NASDAQ OMX Group, Inc. (The)
  (g)                                     95,038       3,084,933
Raymond James Financial, Inc.            100,996       2,352,197
T. Rowe Price Group, Inc.                 48,417       1,914,408
TD Ameritrade Holding Corp.
  (g)                                    229,486       3,049,869
                                                   -------------
                                                      27,111,718
                                                   -------------

ELECTRIC 0.9%
Alliant Energy Corp.                      74,598       2,191,689
American Electric Power Co.,
  Inc.                                    78,140       2,549,708
DTE Energy Corp.                          39,993       1,411,753
                                                   -------------
                                                       6,153,150
                                                   -------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.6%
Emerson Electric Co.                     118,619       3,882,400
                                                   -------------


ELECTRONICS 0.1%
Applied Biosystems, Inc.                  20,542         633,310
                                                   -------------


ENGINEERING & CONSTRUCTION 0.2%
Foster Wheeler, Ltd. (g)                  58,012       1,589,529
                                                   -------------


FOOD 1.9%
H.J. Heinz Co.                           115,997       5,082,989
Kroger Co. (The)                         113,159       3,107,346
Safeway, Inc.                            137,708       2,929,049
SUPERVALU, Inc.                           94,056       1,339,357
                                                   -------------
                                                      12,458,741
                                                   -------------

FOREST PRODUCTS & PAPER 0.6%
International Paper Co.                  244,348       4,207,673
                                                   -------------


GAS 0.8%
Sempra Energy                            121,962       5,194,362
                                                   -------------


HEALTH CARE--PRODUCTS 1.5%
DENTSPLY International, Inc.               1,091          33,144
Johnson & Johnson                         76,296       4,679,997
Medtronic, Inc.                            9,163         369,544
St. Jude Medical, Inc. (g)               119,970       4,562,459
                                                   -------------
                                                       9,645,144
                                                   -------------

HEALTH CARE--SERVICES 0.5%
LifePoint Hospitals, Inc. (g)             68,625       1,644,941
WellCare Health Plans, Inc.
  (g)                                     35,578         859,920
WellPoint, Inc. (g)                       18,909         734,993
                                                   -------------
                                                       3,239,854
                                                   -------------

HOME BUILDERS 0.9%
Lennar Corp. Class A                     230,865       1,786,895
NVR, Inc. (g)                              2,507       1,228,956


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
HOME BUILDERS (CONTINUED)
Pulte Homes, Inc.                        246,813   $   2,749,497
                                                   -------------
                                                       5,765,348
                                                   -------------

INSURANCE 5.2%
American Financial Group,
  Inc.                                    29,466         669,762
Arch Capital Group, Ltd. (g)              71,775       5,006,306
Assurant, Inc.                            91,771       2,338,325
Axis Capital Holdings, Ltd.              180,542       5,141,836
Chubb Corp. (The)                         97,612       5,058,254
CIGNA Corp.                              156,479       2,550,608
Genworth Financial, Inc.
  Class A                                107,195         518,824
Massey Energy Co.                         88,512       2,043,742
MBIA, Inc.                               136,840       1,345,137
MetLife, Inc.                             75,598       2,511,366
Transatlantic Holdings, Inc.              19,845         850,358
Travelers Cos., Inc. (The)               133,924       5,698,466
Unum Group                                67,360       1,060,920
                                                   -------------
                                                      34,793,904
                                                   -------------

INTERNET 0.1%
Google, Inc. Class A (g)                   1,078         387,390
                                                   -------------


IRON & STEEL 0.5%
Cliffs Natural Resources,
  Inc.                                    19,552         527,708
Reliance Steel & Aluminum Co.             49,240       1,232,970
United States Steel Corp.                 42,300       1,560,024
                                                   -------------
                                                       3,320,702
                                                   -------------

MACHINERY--CONSTRUCTION & MINING 0.5%
Caterpillar, Inc.                         78,539       2,997,834
                                                   -------------


MACHINERY--DIVERSIFIED 0.4%
AGCO Corp. (g)                             8,208         258,716
Cummins, Inc.                             68,676       1,775,275
Flowserve Corp.                           16,695         950,279
                                                   -------------
                                                       2,984,270
                                                   -------------

MEDIA 2.9%
Apollo Group, Inc. Class A
  (g)                                      1,518         105,516
CBS Corp. Class B                        133,254       1,293,897
Comcast Corp. Class A                    269,352       4,244,988
Liberty Media Corp.
  Entertainment Class A (g)              264,152       4,252,847
Time Warner, Inc.                        428,257       4,321,113
Walt Disney Co. (The)                    181,559       4,702,378
                                                   -------------
                                                      18,920,739
                                                   -------------

METAL FABRICATE & HARDWARE 0.1%
Precision Castparts Corp.                 14,599         946,161
                                                   -------------

MINING 0.2%
Freeport-McMoRan Copper &
  Gold, Inc. Class B                      50,550       1,471,005
Southern Copper Corp.                      3,057          44,510
                                                   -------------
                                                       1,515,515
                                                   -------------

MISCELLANEOUS--MANUFACTURING 2.5%
Dover Corp.                               15,772         501,076
Eaton Corp.                               84,179       3,754,383
General Electric Co.                     162,517       3,170,707
Honeywell International, Inc.             48,734       1,483,950
ITT Corp.                                 14,243         633,814
John Bean Technologies Corp.              64,605         541,390
Parker Hannifin Corp.                    108,823       4,219,068
Tyco International, Ltd.                  93,711       2,369,014
                                                   -------------
                                                      16,673,402
                                                   -------------

OIL & GAS 3.7%
Chevron Corp.                             66,481       4,959,483
Cimarex Energy Co.                        51,296       2,075,436
ConocoPhillips                            79,604       4,141,000
ENSCO International, Inc.                 88,960       3,381,370
ExxonMobil Corp.                          52,442       3,887,001
Marathon Oil Corp.                         7,544         219,530
Murphy Oil Corp.                          40,005       2,025,853
Occidental Petroleum Corp.                71,327       3,961,502
                                                   -------------
                                                      24,651,175
                                                   -------------

OIL & GAS SERVICES 0.4%
Quest Diagnostics, Inc.                   52,829       2,472,397
                                                   -------------


PACKAGING & CONTAINERS 0.5%
Edison International                      91,500       3,256,485
                                                   -------------


PHARMACEUTICALS 2.7%
AmerisourceBergen Corp.                  103,935       3,250,048
Forest Laboratories, Inc. (g)            185,032       4,298,293
Herbalife, Ltd.                           57,046       1,393,634
Omnicare, Inc.                            86,522       2,385,412
Pfizer, Inc.                             189,189       3,350,537
Schering-Plough Corp.                    213,853       3,098,730
Watson Pharmaceuticals, Inc.
  (g)                                      4,608         120,591
                                                   -------------
                                                      17,897,245
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 1.9%
Annaly Capital Management,
  Inc.                                   405,783       5,640,384
Public Storage                            59,360       4,837,840
Vornado Realty Trust                      26,202       1,848,551
                                                   -------------
                                                      12,326,775
                                                   -------------

RETAIL 2.9%
AutoZone, Inc. (g)                         3,646         464,099
Big Lots, Inc. (g)                       183,538       4,483,833



16    MainStay Balanced Fund        The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
RETAIL (CONTINUED)
Gap, Inc. (The)                           73,656   $     953,109
Polo Ralph Lauren Corp.                   29,686       1,400,289
Ross Stores, Inc.                        149,234       4,878,459
TJX Cos., Inc.                            37,154         994,241
Wal-Mart Stores, Inc.                     86,187       4,810,097
Yum! Brands, Inc.                         34,224         992,838
                                                   -------------
                                                      18,976,965
                                                   -------------

SAVINGS & LOANS 0.3%
Hudson City Bancorp, Inc.                119,000       2,238,390
                                                   -------------


SEMICONDUCTORS 1.7%
Broadcom Corp. Class A (g)               178,369       3,046,543
Intel Corp.                              263,926       4,222,816
LSI Corp. (g)                            967,538       3,725,021
                                                   -------------
                                                      10,994,380
                                                   -------------

SOFTWARE 2.2%
Activision Blizzard, Inc. (g)            377,240       4,700,410
Fluor Corp.                               36,406       1,453,691
Microsoft Corp.                          180,854       4,038,470
Oracle Corp. (g)                         244,023       4,463,181
                                                   -------------
                                                      14,655,752
                                                   -------------

TELECOMMUNICATIONS 3.9%
American Tower Corp. Class A
  (g)                                     55,382       1,789,392
AT&T, Inc.                               121,140       3,242,918
CenturyTel, Inc.                         133,492       3,351,984
Cisco Systems, Inc. (g)                  235,950       4,192,831
Juniper Networks, Inc. (g)                44,802         839,589
Level 3 Communications, Inc.
  (g)                                    880,671         924,705
NII Holdings, Inc. (g)                    87,789       2,261,445
PG&E Corp.                                73,153       2,682,521
QUALCOMM, Inc.                           103,454       3,958,150
Verizon Communications, Inc.              87,388       2,592,802
                                                   -------------
                                                      25,836,337
                                                   -------------

TOYS, GAMES & HOBBIES 0.6%
Hasbro, Inc.                             138,027       4,012,445
Mattel, Inc.                               1,456          21,869
                                                   -------------
                                                       4,034,314
                                                   -------------

TRANSPORTATION 1.2%
CSX Corp.                                 89,694       4,100,810
Union Pacific Corp.                       57,007       3,806,357
                                                   -------------
                                                       7,907,167
                                                   -------------
Total Common Stocks
  (Cost $525,696,192)                                390,884,444
                                                   -------------




                                       PRINCIPAL
                                          AMOUNT           VALUE

SHORT-TERM INVESTMENTS 3.0%
----------------------------------------------------------------

INVESTMENT COMPANY 0.1%
State Street Navigator
  Securities Lending Prime
  Portfolio (h)                      $   272,420   $     272,420
                                                   -------------
Total Investment Company
  (Cost $272,420)                                        272,420
                                                   -------------

U.S. GOVERNMENT 2.9%
United States Treasury Bills
  0.355%, due 1/8/09 (i)               4,100,000       4,097,233
  0.426%, due 1/29/09 (i)(j)          15,250,000      15,233,972
                                                   -------------
Total U.S. Government
  (Cost $19,334,184)                                  19,331,205
                                                   -------------
Total Short-Term Investments
  (Cost $19,606,604)                                  19,603,625
                                                   -------------
Total Investments
  (Cost $806,439,281) (l)                   99.7%    661,124,509
Cash and Other Assets,

  Less Liabilities                           0.3       2,305,979
                                           -----    ------------
Net Assets                                 100.0%  $ 663,430,488
                                           =====    ============





                            CONTRACTS         UNREALIZED
                                LONG    DEPRECIATION (K)
FUTURES CONTRACTS 0.1%
--------------------------------------------------------

Standard & Poor's 500
  Index Mini December 2008        187           $680,239
                                                --------

Total Futures Contracts
  (Settlement Value
  $9,044,255)                                   $680,239
                                                ========





+++  On a daily basis NYLIM confirms that the
     value of the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Illiquid security.  The total market
     value of this security at October 31,
     2008 is $18, which represents less than
     one-tenth of a percent of the Fund's net
     assets.
(b)  Issue in default.
(c)  Restricted security.
(d)  Fair valued security. The total market
     value of this security at October 31,
     2008 is $18, which represents less than
     one-tenth of a percent of the Fund's net
     assets.
(e)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $266,938; cash collateral of $272,420
     (included in liabilities) was received
     with which the Fund purchased highly
     liquid short-term investments.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

(f)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(g)  Non-income producing security.
(h)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(i)  Interest rate presented is yield to
     maturity.
(j)  Segregated, or partially segregated as
     collateral for futures contracts.
(k)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at October 31, 2008.
(l)  At October 31, 2008, cost is $808,455,462
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  10,122,214
Gross unrealized depreciation       (157,453,167)
                                   -------------
Net unrealized depreciation        $(147,330,953)
                                   =============







18    MainStay Balanced Fund        The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008


ASSETS:
Investment in securities, at value
  (identified cost $806,439,281)
  including $266,938 market value
  of securities loaned               $ 661,124,509
Receivables:
  Dividends and interest                 5,037,343
  Fund shares sold                         189,763
  Variation margin on futures
     contracts                              23,620
Other assets                                62,893
                                     -------------
     Total assets                      666,438,128
                                     -------------
LIABILITIES:
Securities lending collateral              272,420
Payables:
  Fund shares redeemed                   1,428,944
  Transfer agent (See Note 3)              429,833
  Manager (See Note 3)                     353,090
  NYLIFE Distributors (See Note 3)         201,072
  Shareholder communication                153,724
  Professional fees                         80,695
  Custodian                                 68,182
  Trustees                                   2,515
Accrued expenses                            17,165
                                     -------------
     Total liabilities                   3,007,640
                                     -------------
Net assets                           $ 663,430,488
                                     =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share) 1
  billion shares authorized          $     341,912
Additional paid-in capital             876,585,716
                                     -------------
                                       876,927,628
Accumulated undistributed net
  investment income                      1,192,272
Accumulated net realized loss on
  investments and futures
  transactions                         (70,054,879)
Net unrealized depreciation on
  investments and futures contracts   (144,634,533)
                                     -------------
Net assets                           $ 663,430,488
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  49,970,862
                                     =============
Shares of beneficial interest
  outstanding                            2,573,910
                                     =============
Net asset value per share
  outstanding                        $       19.41
Maximum sales charge (5.50% of
  offering price)                             1.13
                                     -------------
Maximum offering price per share
  outstanding                        $       20.54
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $ 173,834,452
                                     =============
Shares of beneficial interest
  outstanding                            8,958,160
                                     =============
Net asset value per share
  outstanding                        $       19.41
Maximum sales charge (5.50% of
  offering price)                             1.13
                                     -------------
Maximum offering price per share
  outstanding                        $       20.54
                                     =============
CLASS B
Net assets applicable to
  outstanding shares                 $  81,144,153
                                     =============
Shares of beneficial interest
  outstanding                            4,193,403
                                     =============
Net asset value and offering price
  per share outstanding              $       19.35
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $  79,422,769
                                     =============
Shares of beneficial interest
  outstanding                            4,105,995
                                     =============
Net asset value and offering price
  per share outstanding              $       19.34
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $ 199,125,808
                                     =============
Shares of beneficial interest
  outstanding                           10,242,250
                                     =============
Net asset value and offering price
  per share outstanding              $       19.44
                                     =============
CLASS R1
Net assets applicable to
  outstanding shares                 $  25,038,369
                                     =============
Shares of beneficial interest
  outstanding                            1,289,161
                                     =============
Net asset value and offering price
  per share outstanding              $       19.42
                                     =============
CLASS R2
Net assets applicable to
  outstanding shares                 $  54,848,710
                                     =============
Shares of beneficial interest
  outstanding                            2,825,974
                                     =============
Net asset value and offering price
  per share outstanding              $       19.41
                                     =============
CLASS R3
Net assets applicable to
  outstanding shares                 $      45,365
                                     =============
Shares of beneficial interest
  outstanding                                2,338
                                     =============
Net asset value and offering price
  per share outstanding              $       19.41
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008


INVESTMENT INCOME:
INCOME:
  Interest                           $  19,531,291
  Dividends                             11,836,142
  Income from securities
     loaned--net                           327,296
                                     -------------
     Total income                       31,694,729
                                     -------------
EXPENSES:
  Manager (See Note 3)                   7,265,795
  Transfer agent--Investor Class
     (See Note 3)                          130,493
  Transfer agent--Class A (See Note
     3)                                    714,361
  Transfer agent--Classes B and C
     (See Note 3)                          745,668
  Transfer agent--Classes I, R1, R2
     and R3 (See Note 3)                   985,371
  Distribution--Class B (See Note
     3)                                    883,151
  Distribution--Class C (See Note
     3)                                    913,502
  Distribution--Class R3 (See Note
     3)                                        113
  Distribution/Service--Investor
     Class (See Note 3)                     91,819
  Distribution/Service--Class A
     (See Note 3)                          720,502
  Service--Class B (See Note 3)            294,384
  Service--Class C (See Note 3)            304,501
  Distribution/Service--Class R2
     (See Note 3)                          212,092
  Distribution/Service--Class R3
     (See Note 3)                              113
  Shareholder communication                211,764
  Professional fees                        155,454
  Shareholder service--Class R1
     (See Note 3)                           53,864
  Shareholder service--Class R2
     (See Note 3)                           84,837
  Shareholder service--Class R3
     (See Note 3)                               45
  Registration                             108,212
  Custodian                                 51,630
  Trustees                                  39,610
  Miscellaneous                             75,686
                                     -------------
     Total expenses before waiver       14,042,967
  Expense waiver from Manager (See
     Note 3)                              (324,453)
                                     -------------
     Net expenses                       13,718,514
                                     -------------
Net investment income                   17,976,215
                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on:
  Security transactions              $ (63,573,024)
  Futures transactions                  (5,909,513)
                                     -------------
Net realized loss on investments
  and futures transactions             (69,482,537)
                                     -------------
Net change in unrealized
  appreciation on:
  Security transactions               (213,832,341)
  Futures contracts                        655,093
                                     -------------
Net change in unrealized
  appreciation on investments and
  futures contracts                   (213,177,248)
                                     -------------
Net realized and unrealized loss on
  investments and futures
  transactions                        (282,659,785)
                                     -------------
Net decrease in net assets
  resulting from operations          $(264,683,570)
                                     =============






20    MainStay Balanced Fund        The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2008 AND OCTOBER 31, 2007


                                       2008             2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income       $   17,976,215   $   23,165,228
 Net realized gain (loss)
  on investments and
  futures transactions          (69,482,537)      78,319,047
 Net change in unrealized
  appreciation on
  investments and futures
  contracts                    (213,177,248)     (17,178,478)
                             -------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations              (264,683,570)      84,305,797
                             -------------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                 (603,646)              --
    Class A                      (5,418,133)      (7,647,310)
    Class B                      (1,193,014)      (1,634,527)
    Class C                      (1,241,955)      (1,807,832)
    Class I                      (6,524,922)      (8,567,992)
    Class R1                     (1,171,162)      (2,177,517)
    Class R2                     (1,521,875)      (2,017,792)
    Class R3                           (738)            (250)
                             -------------------------------
                                (17,675,445)     (23,853,220)
                             -------------------------------
 From net realized gain on investments:
    Class A                     (24,077,693)     (10,882,648)
    Class B                      (8,794,284)      (4,100,776)
    Class C                      (9,531,313)      (4,451,148)
    Class I                     (24,773,850)      (9,741,269)
    Class R1                     (4,242,231)      (2,831,505)
    Class R2                     (6,428,934)      (2,863,815)
    Class R3                         (2,379)            (270)
                             -------------------------------
                                (77,850,684)     (34,871,431)
                             -------------------------------
 Total dividends and
  distributions to
  shareholders                  (95,526,129)     (58,724,651)
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        175,720,920      329,366,505
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              88,742,803       54,105,110
 Cost of shares redeemed       (538,782,912)    (452,830,566)
                             -------------------------------
    Decrease in net assets
     derived from capital
     share transactions        (274,319,189)     (69,358,951)
                             -------------------------------
    Net decrease in net
     assets                    (634,528,888)     (43,777,805)

NET ASSETS:
Beginning of year             1,297,959,376    1,341,737,181
                             -------------------------------
End of year                  $  663,430,488   $1,297,959,376
                             ===============================
Accumulated undistributed
 net investment income at
 end of year                 $    1,192,272   $    1,187,421
                             ===============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS                            CLASS A
                            --------------  -----------------------------------------------------------
                             FEBRUARY 28,                                                    JANUARY 2,
                                2008**                                                         2004**
                                THROUGH                                                       THROUGH
                              OCTOBER 31,              YEAR ENDED OCTOBER 31,               OCTOBER 31,

                            ---------------------------------------------------------------------------
                                 2008         2008        2007        2006        2005          2004
Net asset value at
  beginning of period           $ 25.29     $  28.42    $  27.92    $  26.90    $  25.41      $  24.45
                                -------     --------    --------    --------    --------      --------
Net investment income              0.29 (a)     0.46 (a)    0.49 (a)    0.44        0.35          0.19
Net realized and
  unrealized gain (loss)
  on investments                  (5.82)       (7.26)       1.25        2.23        1.91          0.96
                                -------     --------    --------    --------    --------      --------
Total from investment
  operations                      (5.53)       (6.80)       1.74        2.67        2.26          1.15
                                -------     --------    --------    --------    --------      --------
Less dividends and
  distributions:
  From net investment
     income                       (0.35)       (0.46)      (0.51)      (0.40)      (0.31)        (0.19)
  From net realized gain
     on investments                  --        (1.75)      (0.73)      (1.25)      (0.46)           --
                                -------     --------    --------    --------    --------      --------
Total dividends and
  distributions                   (0.35)       (2.21)      (1.24)      (1.65)      (0.77)        (0.19)
                                -------     --------    --------    --------    --------      --------
Net asset value at end of
  period                        $ 19.41     $  19.41    $  28.42    $  27.92    $  26.90      $  25.41
                                =======     ========    ========    ========    ========      ========
Total investment return
  (b)(d)                         (22.12%)(c)  (25.84%)      6.34%      10.35%       8.96%         4.70%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income            1.81% ++     1.87%       1.74%       1.63%       1.32%         0.99%++
  Net expenses                     1.38% ++     1.29%       1.28%       1.32%       1.32%         1.34%++#
  Expenses (before waiver)         1.38% ++     1.29%       1.28%       1.32%       1.32%         1.34%++#
Portfolio turnover rate              69%          69%         68%         55%         93%           42%
Net assets at end of
  period (in 000's)             $49,971     $173,834    $405,912    $420,694    $307,538      $108,204




                                                    CLASS C
                            ------------------------------------------------------
                                            YEAR ENDED OCTOBER 31,

                            ------------------------------------------------------
                              2008       2007        2006        2005        2004
Net asset value at
  beginning of period       $ 28.33    $  27.83    $  26.83    $  25.37    $ 24.08
                            -------    --------    --------    --------    -------
Net investment income          0.26 (a)    0.28 (a)    0.24        0.17       0.13
Net realized and
  unrealized gain (loss)
  on investments              (7.25)       1.24        2.21        1.89       1.62
                            -------    --------    --------    --------    -------
Total from investment
  operations                  (6.99)       1.52        2.45        2.06       1.75
                            -------    --------    --------    --------    -------
Less dividends and
  distributions:
  From net investment
     income                   (0.25)      (0.29)      (0.20)      (0.14)     (0.14)
  From net realized gain
     on investments           (1.75)      (0.73)      (1.25)      (0.46)     (0.32)
                            -------    --------    --------    --------    -------
Total dividends and
  distributions               (2.00)      (1.02)      (1.45)      (0.60)     (0.46)
                            -------    --------    --------    --------    -------
Net asset value at end of
  period                    $ 19.34    $  28.33    $  27.83    $  26.83    $ 25.37
                            =======    ========    ========    ========    =======
Total investment return
  (b)(d)                     (26.48%)      5.56%       9.49%       8.15%      7.30%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income        1.06%       0.99%       0.89%       0.57%      0.24%
  Net expenses                 2.10%       2.03%       2.07%       2.07%      2.09%#
  Expenses (before waiver)     2.10%       2.03%       2.07%       2.07%      2.09%#
Portfolio turnover rate          69%         68%         55%         93%        42%
Net assets at end of
  period (in 000's)         $79,423    $161,163    $169,609    $141,279    $29,301




**   Commencement of operations.
++   Annualized.
#    Includes transfer agent fees paid indirectly which amounted to 0.02% of average net assets for the period ended October 31, 2004.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total Investment returns may reflect adjustments to conform to generally accepted accounting principals.





22    MainStay Balanced Fund        The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   CLASS B
----------------------------------------------------------------------------
                                                                  JANUARY 2,
                                                                    2004**
                                                                    THROUGH
                                                                    OCTOBER
                       YEAR ENDED OCTOBER 31,                         31,

----------------------------------------------------------------------------
         2008           2007           2006           2005           2004
        $ 28.34       $  27.84       $  26.84       $  25.37        $ 24.46
        -------       --------       --------       --------        -------
           0.26 (a)       0.28 (a)       0.23           0.18           0.08
          (7.25)          1.24           2.22           1.89           0.93
        -------       --------       --------       --------        -------
          (6.99)          1.52           2.45           2.07           1.01
        -------       --------       --------       --------        -------

          (0.25)         (0.29)         (0.20)         (0.14)         (0.10)
          (1.75)         (0.73)         (1.25)         (0.46)            --
        -------       --------       --------       --------        -------
          (2.00)         (1.02)         (1.45)         (0.60)         (0.10)
        -------       --------       --------       --------        -------
        $ 19.35       $  28.34       $  27.84       $  26.84        $ 25.37
        =======       ========       ========       ========        =======
         (26.47%)         5.56%          9.49%          8.19%          4.13%(c)

           1.06%          0.99%          0.94%          0.57%          0.24%++
           2.10%          2.03%          2.07%          2.07%          2.09%++#
           2.10%          2.03%          2.07%          2.07%          2.09%++#
             69%            68%            55%            93%            42%
        $81,144       $145,919       $156,284       $206,074        $62,931




                                   CLASS I
      ----------------------------------------------------------------
                           YEAR ENDED OCTOBER 31,

      ----------------------------------------------------------------
        2008          2007          2006          2005          2004
      $  28.47      $  27.96      $  26.94      $  25.43      $  24.07
      --------      --------      --------      --------      --------
          0.55 (a)      0.60 (a)      0.53          0.45          0.34
         (7.28)         1.25          2.27          1.94          1.68
      --------      --------      --------      --------      --------
         (6.73)         1.85          2.80          2.39          2.02
      --------      --------      --------      --------      --------

         (0.55)        (0.61)        (0.53)        (0.42)        (0.34)
         (1.75)        (0.73)        (1.25)        (0.46)        (0.32)
      --------      --------      --------      --------      --------
         (2.30)        (1.34)        (1.78)        (0.88)        (0.66)
      --------      --------      --------      --------      --------
      $  19.44      $  28.47      $  27.96      $  26.94      $  25.43
      ========      ========      ========      ========      ========
        (25.62%)        6.77%        10.84%         9.46%         8.45%

          2.22%         2.10%         2.11%         1.77%         1.42%
          0.94%         0.91%         0.85%         0.86%         0.91%#
          1.01%         0.95%         0.85%         0.86%         0.91%#
            69%           68%           55%           93%           42%
      $199,126      $410,355      $376,763      $269,652      $180,262




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                          Class R1
                             ------------------------------------------------------------------
                                                                                     January 2,
                                                                                       2004**
                                                                                       through
                                                                                       October
                                            Year ended October 31,                       31,

                             ------------------------------------------------------------------
                                2008          2007          2006          2005          2004
Net asset value at
  beginning of period          $ 28.44       $ 27.94      $  26.93       $ 25.43       $ 24.45
                               -------       -------      --------       -------       -------
Net investment income             0.53 (a)      0.57 (a)      0.53          0.43          0.23
Net realized and
  unrealized gain (loss)
  on investments                 (7.28)         1.25          2.23          1.93          0.98
                               -------       -------      --------       -------       -------
Total from investment
  operations                     (6.75)         1.82          2.76          2.36          1.21
                               -------       -------      --------       -------       -------
Less dividends and
  distributions:
  From net investment
     income                      (0.52)        (0.59)        (0.50)        (0.40)        (0.23)
  From net realized gain
     on investments              (1.75)        (0.73)        (1.25)        (0.46)           --
                               -------       -------      --------       -------       -------
Total dividends and
  distributions                  (2.27)        (1.32)        (1.75)        (0.86)        (0.23)
                               -------       -------      --------       -------       -------
Net asset value at end of
  period                       $ 19.42       $ 28.44      $  27.94       $ 26.93       $ 25.43
                               =======       =======      ========       =======       =======
Total investment return
  (b)(d)                        (25.69%)        6.64%        10.70%         9.33%         4.96%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           2.13%         2.02%         1.99%         1.68%         1.32%++
  Net expenses                    1.04%         1.01%         0.95%         0.96%         1.01%++#
  Expenses (before waiver)        1.11%         1.05%         0.95%         0.96%         1.01%++#
Portfolio turnover rate             69%           68%           55%           93%           42%
Net assets at end of
  period (in 000's)            $25,038       $69,474      $108,739       $77,397       $30,394




                                               Class R3
                             -------------------------------------------
                                                               April 28,
                                                                2006**
                                                                through
                                                                October
                                Year ended October 31,            31,

                             -------------------------------------------
                                2008             2007            2006
Net asset value at
  beginning of period          $ 28.41          $27.91          $27.25
                               -------          ------          ------
Net investment income             0.40 (a)        0.41 (a)        0.20
Net realized and
  unrealized gain (loss)
  on investments                 (7.26)           1.26            0.66
                               -------          ------          ------
Total from investment
  operations                     (6.86)           1.67            0.86
                               -------          ------          ------
Less dividends and
  distributions:
  From net investment
     income                      (0.39)          (0.44)          (0.20)
  From net realized gain
     on investments              (1.75)          (0.73)             --
                               -------          ------          ------
Total dividends and
  distributions                  (2.14)          (1.17)          (0.20)
                               -------          ------          ------
Net asset value at end of
  period                       $ 19.41          $28.41          $27.91
                               =======          ======          ======
Total investment return
  (b)(d)                        (26.02%)          6.10%           3.18%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           1.62%           1.46%           1.36%++
  Net expenses                    1.54%           1.52%           1.48%++
  Expenses (before waiver)        1.61%           1.56%           1.48%++
Portfolio turnover rate             69%             68%             55%
Net assets at end of
  period (in 000's)            $    45          $   37          $   10




**   Commencement of operations.
++   Annualized.
#    Includes transfer agent fees paid indirectly which amounted to 0.02% of average net assets for the years or periods ended October 31, 2004.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total Investment returns may reflect adjustments to conform to generally accepted accounting principals.





24    MainStay Balanced Fund        The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                     CLASS R2
      ----------------------------------------------------------------------
                                                                  JANUARY 2,
                                                                    2004**
                                                                    THROUGH
                                                                    OCTOBER
                       YEAR ENDED OCTOBER 31,                         31,

----------------------------------------------------------------------------
         2008           2007           2006           2005           2004
        $ 28.42       $  27.91       $  26.90        $ 25.41        $ 24.45
        -------       --------       --------        -------        -------
           0.46 (a)       0.50 (a)       0.46           0.39           0.18
          (7.26)          1.25           2.23           1.90           0.97
        -------       --------       --------        -------        -------
          (6.80)          1.75           2.69           2.29           1.15
        -------       --------       --------        -------        -------

          (0.46)         (0.51)         (0.43)         (0.34)         (0.19)
          (1.75)         (0.73)         (1.25)         (0.46)            --
        -------       --------       --------        -------        -------
          (2.21)         (1.24)         (1.68)         (0.80)         (0.19)
        -------       --------       --------        -------        -------
        $ 19.41       $  28.42       $  27.91        $ 26.90        $ 25.41
        =======       ========       ========        =======        =======
         (25.86%)         6.40%         10.44%          9.05%          4.71%(c)

           1.87%          1.76%          1.75%          1.43%          1.07%++
           1.29%          1.26%          1.20%          1.21%          1.26%++#
           1.36%          1.30%          1.20%          1.21%          1.26%++#
             69%            68%            55%            93%            42%
        $54,849       $105,100       $109,637        $70,872        $19,324




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds (the "Trust") was organized on July 30, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Balanced Fund (the "Fund"), a diversified fund.

The Fund currently offers eight classes of shares. Class I shares commenced on May 1, 1989. Class C shares commenced on December 30, 2002. Class A shares, Class B shares, Class R1 shares and Class R2 shares commenced on January 2, 2004. Class R3 shares commenced on April 28, 2006. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay to the Manager, as defined in Note 3, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares, a shareholder service fee.

The Fund's investment objective is to seek high total return.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their net asset values as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor ,as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when,


26    Mainstay Balanced Fund
under normal conditions, it would be open. At October 31, 2008, the Fund held securities with a value of $18 that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the

                                                   mainstayinvestments.com    27

Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objectives. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company. State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investment Management LLC have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. The Fund and NYLIM reserve the right to reinstitute lending when deemed appropriate.

(J) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5.)

(K) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by NYLIM directly, without a subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.70% on assets up to $1 billion, 0.65% on assets from $1 billion to $2 billion and 0.60% on assets in excess of $2 billion. Prior to May 1, 2008, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.75% on assets up to $1 billion and 0.70% on assets in excess of $1 billion.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating


28    Mainstay Balanced Fund
expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.50%; Class A, 1.28%; Class B, 2.25%; Class C, 2.25%; Class I, 0.94%; Class R1, 1.04%; Class R2, 1.29%; and Class R3, 1.54%. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2008, NYLIM earned fees from the Fund in the amount of $7,265,795 and waived its fees in the amount of $324,453.

As of October 31, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

     OCTOBER 31,
   2010        2011        TOTAL
 $274,906    $324,453    $599,359
---------------------------------



Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following percentages of average daily net assets for each class: Class A, 1.40%; Class B, 2.15%; Class C, 2.15%; Class I, 0.94%; Class R1, 1.04%; Class R2, 1.29%; and
Class R3, 1.54%. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street Bank and Trust Company is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class, Class A, Class B, Class C, Class R2 and Class R3 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution and service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $19,419 and $46,535, respectively, for the year ended October 31, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $8,671, $271,609 and $14,857, respectively, for the year ended October 31, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is

                                                   mainstayinvestments.com    29
responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2008 amounted to $2,575,893.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                          $1,190     0.0%++
-----------------------------------------------
Class B                             955     0.0++
-----------------------------------------------
Class C                           1,284     0.0++
-----------------------------------------------
Class R1                          1,000     0.0++
-----------------------------------------------
Class R2                            990     0.0++
-----------------------------------------------
Class R3                          8,098    17.9
-----------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $61,142.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2008, the components of accumulated gain/(loss) on a tax basis were as follows:

               ACCUMULATED
                 CAPITAL         OTHER         UNREALIZED          TOTAL
 ORDINARY       AND OTHER      TEMPORARY      APPRECIATION      ACCUMULATED
  INCOME       GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
$1,192,272    $(67,358,459)       $--         $(147,330,953)   $(213,497,140)




The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals and futures contracts mark to market.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2008 are not affected.

ACCUMULATED         ACCUMULATED
UNDISTRIBUTED      NET REALIZED     ADDITIONAL
NET INVESTMENT    GAIN (LOSS) ON      PAID-IN
INCOME (LOSS)       INVESTMENTS       CAPITAL
   $(295,919)        $295,920           $(1)




The reclassifications for the Fund are primarily due to paydowns gain (loss), reclassifications of distributions and real estate investment trust gain (loss).

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                   2008          2007
Distributions paid from:
  Ordinary Income           $31,529,550   $29,801,713
  Long-Term Capital Gains    63,996,579    28,922,938
-----------------------------------------------------
                            $95,526,129   $58,724,651
-----------------------------------------------------



At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $67,358,168 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                     CAPITAL LOSS
   CAPITAL LOSS         AMOUNTS
AVAILABLE THROUGH       (000'S)
       2016             $67,358




NOTE 5--RESTRICTED SECURITIES:

As of October 31, 2008, the Fund held the following restricted securities:

                                      SHARES/                           PERCENTAGE
                       DATE(S) OF   PRINCIPAL               10/31/08        OF NET
SECURITY              ACQUISITION      AMOUNT       COST       VALUE        ASSETS
At Home Corp.
  Convertible Bond        7/25/01     117,810    $13,325         $18          0.0%++
----------------------------------------------------------------------------------




++ Less than one-tenth of a percent.

NOTE 6--CUSTODIAN:

State Street Bank and Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.



30    Mainstay Balanced Fund

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these funds pay a commitment fee, at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Prior to September 3, 2008, the commitment fee was 0.06% of the average commitment amount. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the year ended October 31, 2008.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2008, purchases and sales of U.S. Government securities were $49,292 and $9,781, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $633,541 and $1,038,415, respectively.

NOTE 9--CAPITAL SHARES TRANSACTIONS:

 INVESTOR CLASS                   SHARES          AMOUNT
Period ended October 31,
  2008 (a):
Shares sold                      561,659    $ 14,100,622
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               25,309         599,017
Shares redeemed                 (423,337)    (10,030,595)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                     163,631       4,669,044
Shares converted into
  Investor Class (See Note
  1)                           2,608,564      63,301,198
Shares converted from
  Investor Class (See Note
  1)                            (198,285)     (4,567,256)
                             ---------------------------
Net increase                   2,573,910   $  63,402,986
                             ===========================



(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                    1,090,955   $  27,182,393
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,017,956      26,715,124
Shares redeemed               (5,344,353)   (132,030,445)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (3,235,442)    (78,132,928)
Shares converted into Class
  A
  (See Note 1)                   423,364      10,227,745
Shares converted from Class
  A
  (See Note 1)                (2,511,567)    (60,910,587)
                             ---------------------------
Net decrease                  (5,323,645)  $(128,815,770)
                             ===========================
Year ended October 31,
  2007:
Shares sold                    2,609,293   $  73,813,070
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              589,422      16,513,533
Shares redeemed               (4,380,941)   (123,675,336)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,182,226)    (33,348,733)
Shares converted from Class
  B (See Note 1)                 393,905      11,105,573
                             ---------------------------
  Net decrease                  (788,321)  $ (22,243,160)
                             ===========================


 CLASS B                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                      377,899   $   9,335,509
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              338,374       8,885,377
Shares redeemed               (1,347,198)    (33,052,656)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (630,925)    (14,831,770)
Shares converted from Class
  B
  (See Note 1)                  (324,289)     (8,051,100)
                             ---------------------------
Net decrease                    (955,214)  $ (22,882,870)
                             ===========================
Year ended October 31,
  2007:
Shares sold                      750,426   $  20,388,449
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              181,392       5,061,119
Shares redeemed               (1,002,283)    (27,451,180)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                     (70,465)     (2,001,612)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (394,791)    (11,105,573)
                             ---------------------------
Net decrease                    (465,256)  $ (13,107,185)
                             ===========================




                                                   mainstayinvestments.com    31

 CLASS C                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                      467,635   $  11,651,098
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              307,778       8,086,388
Shares redeemed               (2,357,820)    (58,125,152)
                             ---------------------------
Net decrease                  (1,582,407)  $ (38,387,666)
                             ===========================
Year ended October 31,
  2007:
Shares sold                    1,064,789   $  30,048,316
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              161,679       4,510,170
Shares redeemed               (1,632,485)    (45,862,593)
                             ---------------------------
Net decrease                    (406,017)  $ (11,304,107)
                             ===========================


 CLASS I                          SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                    3,090,704   $  77,224,830
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,184,298      31,075,554
Shares redeemed               (8,447,165)   (211,368,875)
                             ---------------------------
Net decrease                  (4,172,163)  $(103,068,491)
                             ===========================
Year ended October 31,
  2007:
Shares sold                    4,300,868   $ 120,631,976
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              645,863      18,129,695
Shares redeemed               (4,006,930)   (113,095,919)
                             ---------------------------
Net increase                     939,801   $  25,665,752
                             ===========================


 CLASS R1                         SHARES          AMOUNT

Year ended October 31,
  2008:
Shares sold                      328,889   $   8,186,925
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              206,769       5,413,394
Shares redeemed               (1,689,076)    (37,479,589)
                             ---------------------------
Net decrease                  (1,153,418)  $ (23,879,270)
                             ===========================
Year ended October 31,
  2007:
Shares sold                    1,682,529   $  47,286,648
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              178,586       5,009,022
Shares redeemed               (3,309,911)    (94,001,240)
                             ---------------------------
Net decrease                  (1,448,796)  $ (41,705,570)
                             ===========================


 CLASS R2                         SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                    1,130,921   $  28,002,672
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              303,929       7,964,832
Shares redeemed               (2,307,239)    (56,682,663)
                             ---------------------------
Net decrease                    (872,389)  $ (20,715,159)
                             ===========================
Year ended October 31,
  2007:
Shares sold                    1,318,716   $  37,172,287
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              174,262       4,881,051
Shares redeemed               (1,722,315)    (48,743,935)
                             ---------------------------
Net decrease                    (229,337)  $  (6,690,597)
                             ===========================


 CLASS R3                         SHARES          AMOUNT
Year ended October 31,
  2008:
Shares sold                        1,511   $      36,871
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  120           3,117
Shares redeemed                     (588)        (12,937)
                             ---------------------------
Net increase                       1,043   $      27,051
                             ===========================
Year ended October 31,
  2007:
Shares sold                          919   $      25,759
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   19             520
Shares redeemed                      (13)           (363)
                             ---------------------------
Net increase                         925   $      25,916
                             ===========================



NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, Management does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain


32    Mainstay Balanced Fund
measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 11--SUBSEQUENT EVENT:

As of January 1, 2009, the portfolio managers who manage the day-to-day investment operations of a portion of the Fund will transition from a division within NYLIM, currently referred to as NYLIM Equity Investors or Equity Investors Group, into a wholly-owned subsidiary of NYLIM Holdings LLC. The new legal entity will be named Madison Square Investors LLC ("MSI"). The creation of MSI will not impact the portfolio management team or investment strategy of the Fund. The Fund's Board of Trustees (the "Board") approved the appointment of MSI as a subadvisor to the Fund at a meeting on September 25, 2008. The Board also approved a new Subadvisory Agreement between NYLIM and MSI. There will be no change in the management fees paid by the Fund as a result of this transition. The day-to-day investment operations for the remainder of the Fund will continue to be the responsibility of NYLIM.


                                                   mainstayinvestments.com    33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Eclipse Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Balanced Fund ("the Fund"), one of the funds constituting Eclipse Funds as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Balanced Fund of Eclipse Funds as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 22, 2008



34    Mainstay Balanced Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), annually review and approve the fund's investment advisory agreement. At its June 16-17, 2008 meeting, the Board of Trustees (the "Board") of the Balanced Fund (the "Fund"), which was comprised solely of Independent Trustees, unanimously approved the Management Agreement (the "Agreement") for the Fund for one year.

In reaching its decision to approve the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreement, which was amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreement for one year, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

While individual members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreement was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Family of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Family of Funds. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive servicing needs of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who

                                                   mainstayinvestments.com    35
often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including recent enhancements to investment teams at NYLIM's Equity Investors Group. In addition, the Board noted that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio management team, the number of accounts managed by the portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Family of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

As part of its evaluation of the Fund's investment performance, the Board noted the Fund's more recent disappointing investment performance relative to its benchmark and peer funds, but acknowledged the Fund's relatively strong longer-term investment performance track record. The Board also took into account NYLIM's agreement to take specific steps designed to mitigate the impact of the Fund's fees and expenses on the Fund's investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that NYLIM is taking appropriate and reasonable actions to address the Board's concerns about the Fund's investment performance. The Fund discloses more information about its performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages,


36    Mainstay Balanced Fund
and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily refutable, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

The Board considered that NYLIM, after discussions with the Board, recently had agreed to lower the Fund's management fee at both the initial and $1 billion asset levels, and to impose a new contractual breakpoint on the Fund's management fee at the $2 billion asset level.

In assessing the reasonableness of the Fund's management fee and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the Agreement for one year.


                                                   mainstayinvestments.com    37

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2008) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $63,996,579.

For the fiscal year ended October 31, 2008, the Fund designates approximately $8,286,517 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2008, should be multiplied by 35.13% for qualified interest income and 42.7% for the corporate dividends received deduction.

In January 2009, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2008. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Funds's website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



38    Mainstay Balanced Fund

TRUSTEES AND OFFICERS

The Trustees oversee the Fund and the Manager. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST AND                                    COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

JOHN Y.    Indefinite;     Member of the Board of             73        Director, Eclipse Funds
KIM        Trustee since   Managers and President and                   Inc. since September 2008,
9/24/60    September       Chief Executive Officer                      (22 funds); Trustee, The
           2008            (since April 2008) of New                    MainStay Funds since
                           York Life Investment                         September 2008 (21 funds);
                           Management LLC and New York                  Director, ICAP Funds, Inc.,
                           Life Investment Management                   since September 2008 (4
                           Holdings LLC; Member of the                  funds); Director, MainStay
                           Board of Managers, MacKay                    VP Series Fund, Inc., since
                           Shields LLC (since April                     September 2008 (23
                           2008); Chairman of the                       portfolios)
                           Board, Institutional
                           Capital LLC, Madison
                           Capital LLC, McMorgan &
                           Company LLC, Chairman and
                           Chief Executive Officer,
                           NYLIFE Distributors LLC and
                           Chairman of the Board of
                           Managers, NYLCAP Manager,
                           LLC (since April 2008);
                           President, Prudential
                           Retirement, a business unit
                           of Prudential Financial,
                           Inc. (2002 to 2007)
---------------------------------------------------------------------------------------------------




   * This Trustee is considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."


                                                   mainstayinvestments.com    39

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST AND                                    COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

SUSAN B.   Indefinite;     Partner, Strategic                 73        Chairman since 2005 and
KERLEY     Chairman        Management Advisors LLC                      Director since 1990,
8/12/51    since 2005      (since 1990)                                 Eclipse Funds Inc. (22
           and Trustee                                                  funds); Chairman and
           since 2000                                                   Trustee, The MainStay Funds
                                                                        since 2007 (21 funds);
                                                                        Chairman and Director, ICAP
                                                                        Funds, Inc., since 2006 (4
                                                                        funds); Chairman and
                                                                        Director, MainStay VP
                                                                        Series Fund, Inc., since
                                                                        2007 (23 portfolios);
                                                                        Trustee, Legg Mason
                                                                        Partners Funds, Inc., since
                                                                        1991 (68 portfolios)
---------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &          73        Director, Eclipse Funds
LATSHAW    Trustee and     Young LLP (2002 to 2003);                    Inc. since 2007 (22 funds);
3/27/51    Audit           Partner, Arthur Andersen                     Trustee, The MainStay Funds
           Committee       LLP (1989 to 2002);                          since 2006 (21 funds);
           Financial       Consultant to the Audit and                  Director, ICAP Funds, Inc.,
           Expert since    Compliance Committee (2004                   since 2007 (4 funds);
           2007            to 2006)                                     Director, MainStay VP
                                                                        Series Fund, Inc., since
                                                                        2007 (23 portfolios);
                                                                        Trustee, State Farm
                                                                        Associates Funds Trusts
                                                                        since 2005 (4 portfolios);
                                                                        Trustee, State Farm Mutual
                                                                        Fund Trust since 2005 (16
                                                                        portfolios); Trustee, State
                                                                        Farm Variable Product Trust
                                                                        since 2005 (9 portfolios)
---------------------------------------------------------------------------------------------------
PETER      Indefinite;     Independent Consultant;            73        Director, Eclipse Funds
MEENAN     Trustee since   President and Chief                          Inc. since 2002 (22 funds);
12/5/41    2002            Executive Officer, Babson-                   Trustee, The MainStay Funds
                           United, Inc. (financial                      since 2007 (21 funds);
                           services firm) (2000 to                      Director, ICAP Funds, Inc.,
                           2004); Independent                           since 2006 (4 funds);
                           Consultant (1999 to 2000);                   Director, MainStay VP
                           Head of Global Funds,                        Series Fund, Inc., since
                           Citicorp (1995 to 1999)                      2007 (23 portfolios)
---------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC             73        Director, Eclipse Funds
H.         Trustee since   Capital Management;                          Inc. since 2007 (22 funds);
NOLAN,     2007            President--Shields/                          Trustee, The MainStay Funds
JR.                        Alliance, Alliance Capital                   since 2007 (21 funds);
11/16/46                   Management (1994 to 2004)                    Director, ICAP Funds, Inc.,
                                                                        since 2007 (4 funds);
                                                                        Director, MainStay VP
                                                                        Series Fund, Inc., since
                                                                        2006 (23 portfolios)
---------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman (since 1990) and          73        Director, Eclipse Funds
S.         Trustee since   Chief Executive Officer                      Inc. since 2007 (22 funds);
TRUTANIC   2007            (1990 to 1999 and since                      Trustee, The MainStay Funds
2/13/52                    2004), Somerset & Company                    since 1994 (21 funds);
                           (financial advisory firm);                   Director, ICAP Funds, Inc.,
                           Managing Director and                        since 2007 (4 funds);
                           Advisor, The Carlyle Group                   Director, MainStay VP
                           (private investment firm)                    Series Fund, Inc., since
                           (2002 to 2004); Senior                       2007 (23 portfolios)
                           Managing Director, Partner
                           and Member of the Board,
                           Groupe Arnault S.A.
                           (private investment firm)
                           (1999 to 2002)
---------------------------------------------------------------------------------------------------






40    Mainstay Balanced Fund

           TERM OF
           OFFICE,
           POSITIONS(S)
           HELD                                         NUMBER OF
           WITH THE                                     FUNDS IN FUND
NAME AND   TRUST AND                                    COMPLEX         OTHER
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY     DIRECTORSHIPS
BIRTH      SERVICE         DURING PAST FIVE YEARS       TRUSTEE         HELD BY TRUSTEE
 --------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
ROMAN L.   Indefinite;     V. Duane Rath Professor of         73        Director, Eclipse Funds
WEIL       Trustee and     Accounting, Graduate School                  Inc. since 2007 (22 funds);
5/22/40    Audit           of Business, University of                   Trustee, The MainStay Funds
           Committee       Chicago; President, Roman                    since 2007 (21 funds);
           Financial       L. Weil Associates, Inc.                     Director, ICAP Funds, Inc.,
           Expert since    (consulting firm); Board                     since 2007 (4 funds);
           2007            Member and Chairman of the                   Director, MainStay VP
                           Board, Ygomi LLC                             Series Fund, Inc., since
                           (information and                             1994 (23 portfolios)
                           communications company)
---------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director         73        Director, Eclipse Funds
WEISSER    Trustee since   of Salomon Brothers, Inc.                    Inc. since 2007 (22 funds);
10/22/41   2007            (1971 to 1995)                               Trustee, The MainStay Funds
                                                                        since 2007 (21 funds);
                                                                        Director, ICAP Funds, Inc.,
                                                                        since 2007 (4 funds);
                                                                        Director, MainStay VP
                                                                        Series Fund, Inc., since
                                                                        1997 (23 portfolios);
                                                                        Trustee, Direxion Funds (30
                                                                        portfolios) and Direxion
                                                                        Insurance Trust (3
                                                                        portfolios), since 2007;
                                                                        Trustee, Direxion Shares
                                                                        ETF Trust, since 2008 (8
                                                                        portfolios)
---------------------------------------------------------------------------------------------------




   At a meeting of the Board of Trustees held on June 17, 2008, the following individuals were appointed to serve as Officers of the Trust.


            POSITIONS(S)
            HELD
            WITH THE
NAME AND    TRUST AND
DATE OF     LENGTH OF       PRINCIPAL OCCUPATION(S)
BIRTH       SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.     Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-      Principal       Management Holdings LLC (since July 2008); Managing
TENDE       Financial and   Director, New York Life Investment Management LLC
5/12/64     Accounting      (since 2007); Treasurer and Principal Financial and
            Officer since   Accounting Officer, Eclipse Funds Inc., The MainStay
            2007            Funds,  MainStay VP Series Fund, Inc., and ICAP
                            Funds, Inc. (since 2007); Vice President, Prudential
                            Investments (2000 to 2007); Assistant Treasurer,
                            JennisonDryden Family of Funds, Target Portfolio
                            Trust, The Prudential Series Fund and American
                            Skandia Trust (2006 to 2007); Treasurer and Principal
                            Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------

STEPHEN     President       President and Chief Operating Officer, NYLIFE
P. FISHER   since 2007      Distributors LLC (since January 2008); Senior
2/22/59                     Managing Director and Chief Marketing Officer, New
                            York Life Investment Management LLC (since 2005);
                            Chairman of the Board, NYLIM Service Company (since
                            January 2008); Managing Director--Retail Marketing,
                            New York Life Investment Management LLC (2003 to
                            2005); President, Eclipse Funds Inc., The MainStay
                            Funds, MainStay VP Series Fund, Inc., and ICAP Funds,
                            Inc. (since 2007); Managing Director, UBS Global
                            Asset Management (1999 to 2003)
---------------------------------------------------------------------------------

SCOTT T.    Vice            Director, New York Life Investment Management LLC
HAR-        President--     (including predecessor advisory organizations) (since
RINGTON     Administra-     2000); Executive Vice President, New York Life Trust
2/8/59      tion since      Company and New York Life Trust Company, FSB (since
            2005            2006); Vice President--Administration, Eclipse Funds
                            Inc., The MainStay Funds and MainStay VP Series Fund,
                            Inc. (since 2005) and ICAP Funds, Inc. (since 2006)
---------------------------------------------------------------------------------





                                                   mainstayinvestments.com    41

            POSITIONS(S)
            HELD
            WITH THE
NAME AND    TRUST AND
DATE OF     LENGTH OF       PRINCIPAL OCCUPATION(S)
BIRTH       SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS


ALISON H.   Senior Vice     Chief Compliance Officer, McMorgan & Company LLC
MICUCCI     President and   (since March 2008); Senior Managing Director and
12/16/65    Chief           Chief Compliance Officer (since 2006) and Managing
            Compliance      Director and Chief Compliance Officer (2003 to 2006),
            Officer since   New York Life Investment Management LLC and New York
            2006            Life Investment Management Holdings LLC; Senior
                            Managing Director, Compliance (since 2006) and
                            Managing Director, Compliance (2003 to 2006), NYLIFE
                            Distributors LLC; Chief Compliance Officer, NYLCAP
                            Manager LLC; Senior Vice President and Chief
                            Compliance Officer, Eclipse Funds Inc., The MainStay
                            Funds, MainStay VP Series Fund, Inc., and ICAP Funds,
                            Inc. (since 2006); Vice President--Compliance,
                            Eclipse Funds Inc., The MainStay Funds and MainStay
                            VP Series Fund, Inc. (2004 to 2006); Deputy Chief
                            Compliance Officer, New York Life Investment
                            Management LLC (2002 to 2003); Vice President and
                            Compliance Officer, Goldman Sachs Asset Management
                            (1999 to 2002)
---------------------------------------------------------------------------------

MARGUER-    Chief Legal     Managing Director, Associate General Counsel and
ITE E.H.    Officer since   Assistant Secretary, New York Life Investment
MORRISON    January 2008    Management LLC (since 2004); Managing Director and
3/26/56     and Secretary   Secretary, NYLIFE Distributors LLC (since 2004);
            since 2004      Secretary, NYLIM Service Company (since January
                            2008); Assistant Secretary, New York Life Investment
                            Management Holdings LLC (since January 2008); Vice
                            President, Associate General Counsel and Assistant
                            Secretary, New York Life Insurance Company (since
                            March 2008); Chief Legal Officer (since January 2008)
                            and Secretary, Eclipse Funds Inc., The MainStay Funds
                            and MainStay VP Series Fund, Inc. (since 2004) and
                            ICAP Funds, Inc. (since 2006); Chief Legal
                            Officer--Mutual Funds and Vice President and
                            Corporate Counsel, The Prudential Insurance Company
                            of America (2000 to 2004)
---------------------------------------------------------------------------------






42    Mainstay Balanced Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                          Not part of the Annual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                            Eclipse Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04847

NYLIM-AO14621         (RECYCLE LOGO)            MS308-08           MSBL11-12/08
                                                                          B7

ITEM 2. CODE OF ETHICS.

     As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). The Code was amended during the period covered by the report to designate new individuals as the PEO and PFO; a copy of the amended Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are "independent" within the meaning of that term under the Investment Company Act of 1940.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Audit Fees

     The aggregate fees billed for the fiscal year ended October 31, 2008 for professional services rendered by KPMG LLP ("KPMG") for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $ 94,510. The aggregate fees billed for the fiscal year ended October 31, 2007 for professional services rendered by KPMG for the audit of the Registrant's annual financial statements or services that were normally provided by the KPMG in connection with the statutory and regulatory filings or engagements for that fiscal year were $70,659.

     (b) Audit Related Fees

     The aggregate fees billed for the fiscal year ended October 31, 2008 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $ 0. The aggregate fees billed for the fiscal year ended October 31, 2007 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0. These audit-related services include review of financial highlights for the Registrant's registration statements and issuance of consents to use KPMG's reports.

     (c) Tax Fees

     The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were (i) $12,400 during the fiscal year ended October 31, 2008, and

(ii) $14,633 during the fiscal year ended October 31, 2007. These services included preparation of and advice relating to federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

     (d) All Other Fees

     The aggregate fees billed for the fiscal year ended October 31, 2008 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $ 0. The aggregate fees billed for the fiscal year ended October 31, 2007 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0.

     (e) Pre-Approval Policies and Procedures

     (1) The Registrant's Audit Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the "Service Affiliates") if the services directly relate to the Registrant's operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

     (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) There were zero hours expended on KPMG's engagement to audit the Registrant's financial statements for the most recent fiscal year were that attributed to work performed by persons other than KPMG's full-time, permanent employees.

     (g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2008 and October 31, 2007 are disclosed in 4(b)-(d) above.

     The aggregate non-audit fees billed by KPMG for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $ 0 for the fiscal year ended October 31, 2008 and (ii) $6,000 for the fiscal year ended October 31, 2007.

     (h) The Registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Since the Registrant's last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECLIPSE FUNDS


By: /s/ Stephen P. Fisher
    ----------------------------------
    STEPHEN P. FISHER
    President and Principal Executive
    Officer

Date: January 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Stephen P. Fisher
    ----------------------------------
    STEPHEN P. FISHER
    President and Principal Executive
    Officer

Date: January 8, 2009


By: /s/ Jack R. Benintende
    ----------------------------------
    JACK R. BENINTENDE
    Treasurer and Principal Financial
    and Accounting Officer

Date: January 8, 2009

                                  EXHIBIT INDEX

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.